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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

West Coast Bancorp
(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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October [    •    ], 2009

To the Shareholders of
West Coast Bancorp:

        We are writing to seek your approval of two important matters that will complete our recent capital raise and permit us to significantly increase our level of Tier 1 common equity capital. On October 23, 2009, we raised $155 million in the aggregate through a private placement to over 20 separate investors of newly issued mandatorily convertible cumulative participating preferred stock, Series A (which we refer to as the "Series A Preferred Stock") and mandatorily convertible cumulative participating preferred stock, Series B (which we refer to as the "Series B Preferred Stock," and together with the Series A Preferred Stock, the "preferred stock"). In the case of four of these investors, we also issued warrants exercisable for preferred stock convertible into an aggregate of 12 million shares of our common stock at an implied exercise price per underlying common share of $2.00. The preferred stock currently bears a quarterly dividend mirroring that paid on our common stock. The Series A Preferred Stock will automatically convert into common stock upon the receipt of the shareholder approvals we are seeking. The Series B Preferred Stock will automatically convert into common stock upon the receipt of the shareholder approvals we are seeking and following the transfer of the Series B Preferred Stock to third parties in a widely dispersed offering as described below in this document.

        A primary purpose of the private placement was to improve West Coast Bancorp's regulatory capital ratios and, in particular, its Tier 1 common equity ratio. As previously disclosed by the Company and described in further detail in this document, on October 22, 2009, West Coast Bank entered into a regulatory agreement, termed a cease-and-desist order, with its primary banking regulators which required that West Coast Bank enhance its regulatory capital levels. This document is being sent to you because, in order to issue sufficient shares of our common stock to complete these investments in their entirety, the approval of our shareholders is required under our Restated Articles of Incorporation and NASDAQ Listing Rule 5635. If we fail to obtain either approval, the capital raise will not achieve the improvements in our regulatory capital ratios in the manner that we intended. This is because neither the Board of Governors of the Federal Reserve System nor any other banking regulator has approved the Series A Preferred Stock or Series B Preferred Stock or determined that they constitute Tier 1 capital or regulatory capital for West Coast Bancorp at the holding company level.

        In addition, as described below in this document, until the shareholder approval of the proposals described in this document are obtained we are not permitted to pay any dividends on or repurchase our common stock. In the event shareholder approval is not obtained before March 1, 2010, the investors would continue to hold the preferred stock (which otherwise would be converted into common stock). At that date, the preferred stock would begin to accrue on a cumulative basis a 15% annual dividend. Finally, warrants entitling the investors to acquire, at an implied exercise price per underlying common share of $0.50, shares of preferred stock convertible into 12 million shares of common stock (which warrants would otherwise expire without value if our shareholders approve the matters described in this document) would become exercisable.

        Upon approval by our shareholders of the proposals discussed in this document, all outstanding shares of the Series A Preferred Stock will automatically convert into our common stock (subject to regulatory ownership restrictions); the Series B Preferred Stock will not bear a 15% annual dividend but instead will participate solely in any common dividend; and all such securities will be treated as Tier 1 common equity for regulatory capital purposes. In addition, warrants entitling the investors to acquire shares of preferred stock convertible into 12 million shares of common stock, at an implied exercise price per underlying common share of $0.50, will expire without value.

        You are cordially invited to attend a Special Meeting of Shareholders of West Coast Bancorp to be held on [    •    ] at [    •    ], Pacific Time, at [    •    ]. At the Special Meeting, you will be asked to consider and vote on proposals to (i) amend our Restated Articles of Incorporation to increase the number of authorized shares of all classes of stock and common stock and (ii) approve the issuance of shares of common stock in connection with the conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) into our common stock, in each case issued to the investors pursuant to the Investment Agreements, for purposes of NASDAQ Listing Rule 5635.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THESE PROPOSALS. We encourage you to read the accompanying document, which provides information regarding West Coast Bancorp and the matters to be voted on at the Special Meeting.

        It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, you may vote your common shares via a toll-free telephone number or on the Internet or you may complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. If you attend the meeting and prefer to vote in person, you may do so.

Sincerely,
[•] Robert D. Sznewajs President and Chief Executive Officer

WEST COAST BANCORP
5335 Meadows Road, Suite 201
Lake Oswego, Oregon 97035
(503) 684-0884

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [    •    ], 2009
[    •    ] Pacific Time

To the Shareholders of West Coast Bancorp:

        A Special Meeting of shareholders (which we refer to as the "Special Meeting") of West Coast Bancorp (which we refer to as the "Company") will be held on [    •    ] at [    •    ], Pacific Time, at [    •    ], for the following purposes:

  1.
  Amendment of Restated Articles of Incorporation.    To approve an amendment to our Restated Articles of Incorporation to increase the number of authorized shares of common stock to 250,000,000 (and, correspondingly, to increase the total number of authorized shares of all classes of stock from 60,000,000 to 260,000,000) (Proposal 1);

  2.
  Issuance of common stock.    To approve for purposes of NASDAQ Listing Rule 5635 the issuance of shares of our common stock in connection with the conversion of our Mandatorily Convertible Cumulative Participating Preferred Stock, Series A and Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (including the preferred stock issuable upon exercise of the warrants) into our common stock (Proposal 2); and

  3.
  Adjournment of Special Meeting if Necessary or Appropriate.    To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposals 1 or 2.

        These items of business are more fully described in the document accompanying this Notice.

        The Board of Directors unanimously recommends that shareholders vote "FOR" Proposals 1, 2 and 3.

        The Board of Directors has fixed the close of business on [    •    ], 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof. The Company is first mailing this document to its shareholders on or about [    •    ], 2009.

By order of the Board of Directors

[•] Richard R. Rasmussen Executive Vice President, General Counsel and Secretary Lake Oswego, Oregon [•], 2009

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR COMMON SHARES VIA THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD, THE INTERNET OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on [    •    ], 2009: This document, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and our 2008 Annual Report are available free of charge on the Investor Information section of our website at www.wcb.com.

WEST COAST BANCORP
5335 Meadows Road, Suite 201
Lake Oswego, Oregon 97035
(503) 684-0884

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [    •    ], 2009
[    •    ] Pacific Time

Solicitation, Voting and Revocability of Proxies

        This document is being furnished to you as a shareholder of West Coast Bancorp as part of the solicitation of proxies by our Board of Directors (our "Board") from holders of our outstanding shares of common stock, no par value, for use at the Special Meeting of our shareholders to be held on [    •    ] at [    •    ], Pacific Time, at [    •    ], and at any adjournments thereof. This document, together with the enclosed proxy card, is being mailed to our shareholders on or about [    •    ], 2009.

Questions and Answers about these Proxy Materials and the Special Meeting:

Question:    Why am I receiving these materials?

Answer:    We have raised an aggregate of $155 million through a private placement to over 20 separate investors (whom we refer to as the "investors") of newly issued preferred stock and warrants. In order for the private placement to be fully accomplished as we contemplate and to achieve its desired purpose of increasing our level of Tier 1 common equity capital, our shareholders must amend our Restated Articles of Incorporation to increase the number of shares of authorized common stock to 250,000,000 and also must approve the issuance of common stock to the investors upon the conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) in accordance with NASDAQ Listing Rule 5635. In order to obtain the requisite shareholder approvals, we are calling a Special Meeting of our shareholders, to be held on [    •    ], 2009. Our Board is providing these proxy materials to you in connection with the Special Meeting. As a shareholder of record of our common stock, you are invited to attend the Special Meeting, and are entitled to and requested to vote on the proposals described in this document.

Question:    Who is entitled to vote?

Answer:    All shareholders who were shareholders of record of our common stock at the close of business on [    •    ], 2009, and only those shareholders, will be entitled to vote at the Special Meeting.

Shares of the preferred stock are not entitled to vote at the Special Meeting.

Question:    How many shares are eligible to be voted?

Answer:    As of the record date of [    •    ], 2009, we had [    •    ] shares of our common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each matter to be voted on at the Special Meeting.

As of the record date, our directors and executive officers as a group owned [    •    ] shares of our common stock, or [    •    ] percent of the total number of shares entitled to vote at the Special Meeting. Our directors and executive officers have indicated that they will vote their shares in favor of each proposal described in this document.

Question:    What am I voting on?

Answer:    You are voting on the following matters:

  •
  A proposal to approve an amendment to our Restated Articles of Incorporation to increase the number of authorized shares of our common stock to 250,000,000 (and, correspondingly, to increase the total number of authorized shares of all classes of stock from 60,000,000 to 260,000,000) (Proposal 1);

  •
  A proposal to approve for purposes of NASDAQ Listing Rule 5635 the issuance of shares of our common stock in connection with the conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) into our common stock (Proposal 2); and

  •
  A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the foregoing proposals (Proposal 3).

In this document, we refer to approval of Proposals 1 and 2 collectively as the "Shareholder Approvals." Both Proposal 1 and Proposal 2 must be approved by our shareholders for the private placement to be fully completed in the intended form.

Question:    What securities did the Company issue to the investors in the private placement?

Answer:    In the private placement, the Company issued:

  •
  an aggregate of 1,428,849 shares of Series A Preferred Stock, which will automatically convert into an aggregate of 71,442,450 shares of our common stock at a per common share conversion price of $2.00 upon receipt of the Shareholder Approvals, in each case subject to adjustment in accordance with the terms of the Series A Preferred Stock;

  •
  an aggregate of 121,328 shares of Series B Preferred Stock, which will automatically convert into an aggregate of 6,066,400 shares of our common stock at a per common share conversion price of $2.00 upon receipt of the Shareholder Approvals and the transfer of the Series B Preferred Stock to third parties in a widely dispersed offering, in each case subject to adjustment in accordance with the terms of the Series B Preferred Stock;

  •
  to four of the investors (whom we refer to as the "Specified Investors"), warrants to purchase an aggregate of 240,000 shares of Series B Preferred Stock (which we refer to as the "Class C Warrant") at an exercise price of $100.00 per preferred share (an implied exercise price per underlying common share of $2.00); and

  •
  warrants to purchase an aggregate of 117,972 shares of Series A Preferred Stock (which we refer to as the "Class B Warrant") at an exercise price of $25.00 per preferred share (an implied exercise price per underlying common share of $0.50), and warrants to purchase an aggregate of 122,028 shares of Series B Preferred Stock (which we refer to as the "Class D Warrant") at an exercise price of $25.00 per preferred share (an implied exercise price per underlying common share of $0.50). The shares of Series A Preferred Stock received upon the exercise of the Class B Warrant will automatically convert into an aggregate of 5,898,600 shares of our common stock upon receipt of the Shareholder Approvals, in each case subject to adjustment in accordance with the terms of the Series A Preferred Stock. The shares of Series B Preferred Stock received upon the exercise of the Class D Warrant will automatically convert into an aggregate of 6,101,400 shares of our common stock upon receipt of the Shareholder Approvals and the transfer of the Series B Preferred Stock to third parties in a widely dispersed offering, in each case subject to adjustment in accordance with the terms of the Series B Preferred Stock. These Class B Warrants and Class D Warrants are only exercisable if the Shareholder Approvals have not been obtained before March 1, 2010, and they will expire automatically upon receipt of such approvals. We refer to the Class B Warrants, the Class C Warrants and the Class D Warrants collectively as the "warrants."

The shares of Series A Preferred Stock acquired by the investors in the private placement will automatically convert into our common stock on the fifth business day following the date on which we receive the Shareholder Approvals. To the extent that conversion of the Series A Preferred Stock would cause the holder to own more than 9.9% of any class of our voting securities or be subject to the receipt of required regulatory approvals, delivery of our common stock would be delayed until that limit would not be exceeded and any required regulatory approvals are obtained.

Certain of the investors acquired shares of Series B Preferred Stock in the private placement as a result of bank regulatory ownership restrictions. Shares of Series B Preferred Stock will convert automatically into our common stock following both (1) the receipt of the Shareholder Approvals and (2) the transfer of the Series B Preferred Stock to a third-party transferee in (a) a widespread public distribution, including pursuant to Rule 144 under the Securities Act of 1933, as amended (which we refer to as the "Securities Act"), (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of voting securities of the Company or (c) a transfer to a transferee that would control more than 50% of the voting securities of the Company without any transfer from the transferor (we collectively refer to these types of transfers as a "widely dispersed offering").

In addition to the shares of Series B Preferred Stock issued at the closing of the private placement, Series B Preferred Stock will also be issued in connection with the exercise of the Class C Warrants and Class D Warrants, and in some cases due to bank regulatory restrictions on ownership levels, in connection with the exercise (if any) of the Class B Warrants.

Question:    Why is the Company seeking shareholder approval for the amendment to its Restated Articles of Incorporation to increase the number of authorized shares of our common stock to 250,000,000?

Answer:    Our Restated Articles of Incorporation currently authorize the issuance of 50,000,000 shares of our common stock. As of [    •    ], the record date, [    •    ] shares of our common stock were issued and outstanding. In order to issue the shares of common stock necessary to complete the private placement in its entirety in the manner that we and the investors contemplated—i.e., through the conversion of the Series A Preferred Stock and, as applicable, the Series B Preferred Stock (including preferred stock issuable upon exercise of the warrants) into our common stock—the number of shares of our common stock authorized for issuance must be increased. The proposed authorized number of 250,000,000 is greater than the number of shares of our common stock that would be required to complete the private placement as contemplated. The additional shares authorized for issuance will provide us with the flexibility to issue additional shares from time to time as our Board may determine for future financings, strategic business relationships, stock-based incentives to employees, directors and consultants and for other purposes.

As of the date of this document, other than the issuance and sale of shares pursuant to the private placement, upon the exercise of outstanding options, restricted stock grants and other awards under our current stock plans and upon the exercise of outstanding warrants, our Board has no agreement, arrangement or intention to issue any of the shares for which approval is sought. Other than with respect to Proposals 1 and 2, our Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law, rules of the NASDAQ or other applicable stock exchange requirements.

Question:    Why is the Company seeking shareholder approval for the issuance of our common stock?

Answer:    Because our common stock is listed on the NASDAQ Global Select Market, we are subject to NASDAQ rules and regulations. NASDAQ Listing Rule 5635 requires shareholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, equal to

20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock.

The proposed conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) for shares of our common stock falls under this rule because the common stock issuable upon conversion of the preferred stock will exceed 20% of both the voting power and number of shares of our common stock outstanding before the issuance, and the negotiated price per share of common stock on an as-converted basis was below both the book value and market value of our common stock.

Question:    Must the shareholders approve both the Shareholder Approvals (Proposal 1 and Proposal 2) for the private placement to proceed as intended by the Company?

Answer:    Yes.

Question:    How will the conversion of the preferred stock occur?

Answer:    We and the investors intended that the private placement ultimately be in our common equity and thereby enhance our Tier 1 common equity ratio. Because of the need to obtain both Shareholder Approvals in order to issue the amount of our common stock implied by the size of the private placement, we initially issued the nonvoting Series A Preferred Stock to the investors and intend that it will automatically convert into shares of our common stock upon the receipt of the Shareholder Approvals. At that time, each outstanding share of Series A Preferred Stock will automatically convert into a number of shares of common stock determined by dividing (i) $100 (the purchase price per share of the Series A Preferred Stock) by (ii) the conversion price of the Series A Preferred Stock then in effect, subject to any applicable adjustment described under "Description of the Preferred Stock—Anti-Dilution Provision." The initial conversion price of the Series A Preferred Stock is $2.00 per share, which results in an initial conversion rate of 50 shares of common stock for each share of Series A Preferred Stock.

An aggregate of 121,328 shares of Series B Preferred Stock were issued at the closing of the private placement. The Series B Preferred Stock will also be issued in connection with the exercise of the Class C Warrants and the exercise (if any) of the Class D Warrants, and in some cases due to regulatory restrictions on ownership levels, in connection with the exercise (if any) of the Class B Warrants. The Series B Preferred Stock will convert automatically into our common stock following (1) the receipt of the Shareholder Approvals and (2) the transfer of the Series B Preferred Stock to a third-party in a widely dispersed offering. At the time of conversion, the applicable shares of Series B Preferred Stock will automatically convert into a number of shares of common stock determined by dividing (i) $100 (the purchase price per share of the Series B Preferred Stock) by (ii) the conversion price of the Series B Preferred Stock then in effect, subject to any applicable adjustment described under "Description of the Preferred Stock—Anti-Dilution Provision." The initial conversion price of the Series B Preferred Stock is $2.00 per share, which results in an initial conversion rate of 50 shares of common stock for each share of Series B Preferred Stock.

Question:    How does the Company's Board of Directors recommend that I vote?

Answer:    Our Board approved the private placement and the entry by the Company into the Investment Agreements, and shareholder approval of both Proposal 1 and Proposal 2 is necessary for the private placement to be completed in its intended form. Accordingly, our Board unanimously recommends that you vote "FOR" the proposal to approve an amendment to our Restated Articles of Incorporation to increase the number of authorized shares of all classes of stock and common stock (Proposal 1), "FOR" the proposal to approve for purposes of Rule 5635 of the NASDAQ Listing Rules the issuance of shares of common stock in connection with the conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) into our common stock (Proposal 2), and "FOR" the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies (Proposal 3). Each member of our Board has indicated that he or she will vote in favor of these proposals.

Question:    What happens if the Shareholder Approvals are received before March 1, 2010, and what are the resulting effects on shares of common stock held by existing shareholders?

Answer:    If the Shareholder Approvals are received before March 1, 2010, we will issue to the investors a total of 71,442,450 shares of our common stock upon conversion of all of the shares of the Series A Preferred Stock, which, based on the number of shares of our common stock outstanding on the record date, will represent, in the aggregate, approximately [    •    ]% of the total number of shares of common stock outstanding immediately after giving effect to such conversion.

The Series B Preferred Stock (including that received upon the exercise of the Class C Warrant) will convert into common stock following receipt of the Shareholder Approvals and the transfer of the Series B Preferred Stock to a third party in a widely dispersed offering. Based on the number of shares of our common stock outstanding on the record date, and assuming that the 121,328 shares of Series B Preferred Stock currently outstanding are converted into 6,066,400 shares of our common stock, and that all of the outstanding Class C Warrants are exercised for 240,000 shares of Series B Preferred Stock which are subsequently converted into 12,000,000 shares of our common stock, there will be [    •    ] shares of our common stock outstanding following such conversions and the conversion of the Series A Preferred Stock described above, and the shares of common stock held by the investors immediately following all such conversions will represent [    •    ]% of the total number of shares of common stock outstanding. If the Shareholder Approvals are received and the preferred stock is converted into common stock, there will be immediate and substantial dilution to the existing holders of common stock as a result of the mandatory conversion.

Upon completion of the conversion, all rights with respect to such shares of Series A Preferred Stock and Series B Preferred Stock will terminate, such shares of Series A Preferred Stock and Series B Preferred Stock will be cancelled and no further dividends will accrue on such shares. In addition, the restrictions under the terms of the preferred stock on our redeeming, purchasing or acquiring any shares of common stock or other junior securities, and from paying dividends on any shares of our common stock or other junior securities, would cease to apply.

If the Shareholder Approvals are received before March 1, 2010, the Class B Warrants, which cover 117,972 shares of our Series A Preferred Stock, and the Class D Warrants, which cover 122,028 shares of our Series B Preferred Stock, will expire without ever becoming exercisable. Unlike the Class B Warrants and the Class D Warrants, the exercisability of the Class C Warrants is unaffected by receipt of the Shareholder Approvals; the Class C Warrants will be exercisable regardless of whether or not the Shareholder Approvals are received before March 1, 2010.

Upon receipt of the Shareholder Approvals, the investors' private placement in us will be in the form of common stock, (until transfer to a third party in a widely dispersed offering) Series B Preferred Stock and (until exercise) the Class C Warrants, as intended by the Company and the investors, and our Tier 1 common equity ratio will thereby be enhanced as contemplated by the Company.

Question:    What happens if either Shareholder Approval is not received before March 1, 2010?

Answer:    If either Shareholder Approval is not obtained at the Special Meeting or any subsequent meeting of our shareholders, on and after March 1, 2010:

  •
  all outstanding Series A Preferred Stock and Series B Preferred Stock, which currently accrue dividends on an as-converted basis at the rate payable on our common stock (currently zero due to the announced suspension of dividend payments on our common stock), would instead accrue dividends at an annual rate of 15% of $100 (the purchase price per share of the preferred stock)—equivalent to a $15.00 annual dividend per share of preferred stock. We refer to these dividends as the "Special Dividends." The Special Dividends on the preferred stock will be cumulative, which means that they will accrue regardless of whether the Board declares a dividend with respect to the preferred stock for any dividend period;

  •
  the Class B Warrants will be exercisable for an aggregate of 117,972 shares of Series A Preferred Stock (or to the extent that Series A Preferred Stock cannot be issued due to regulatory ownership restrictions, Series B Preferred Stock) that will accrue Special Dividends, at an implied initial exercise price of $0.50 per underlying common share, which is substantially lower than the market price of our common stock as of the date of this document;

  •
  the Class C Warrants will be exercisable for an aggregate of 240,000 shares of Series B Preferred Stock that will accrue Special Dividends;

  •
  the Class D Warrants will be exercisable for an aggregate of 122,028 shares of Series B Preferred Stock that will accrue Special Dividends, at an implied initial exercise price of $0.50 per underlying common share, which is substantially lower than the market price of our common stock as of the date of this document;

  •
  the preferred stock, including any preferred stock received upon exercise of the Class B Warrants, Class C Warrants or Class D Warrants, will not convert into our common stock without receipt of the Shareholder Approvals;

  •
  we will be prohibited from paying any dividends on our common stock and from redeeming, purchasing or acquiring any shares of our common stock; and

  •
  we will not have enhanced our capital structure as we intended in entering into the Investment Agreements.

Question:    What vote is required to approve the proposals at the Special Meeting?

Answer:    The proposals to be considered at the Special Meeting require the following votes in order to be approved:

  •
  Approval of the proposal to amend our Restated Articles of Incorporation to increase the number of authorized shares of common stock to 250,000,000 (and, correspondingly, to increase the total number of authorized shares of all classes of stock from 60,000,000 to 260,000,000) requires that the votes cast by the holders of stock having voting power present at the Special Meeting in person or by proxy favoring the action exceed the votes cast opposing the action.

  •
  Under the rules of the NASDAQ, approval of the proposal to authorize the issuance of shares of common stock in connection with the conversion of the preferred stock into, and exercise of the warrants for, common stock requires also that the majority of votes cast on the proposal are cast in favor of the proposal.

  •
  Approval of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the stock represented at the Special Meeting in person or by proxy, whether or not a quorum exists.

Assuming the presence of a quorum, failure to vote or a broker non-vote will not count as a vote cast on the proposals. Broker non-votes will count towards obtaining a quorum for the proposals.

Question:    How can I vote my shares?

Answer:    If your shares are held in "street name" by a broker, the broker will vote your shares for you, but only if you provide instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without those instructions, your shares will not be voted.

If you hold your common stock in your own name and not through a broker or another nominee, you may vote your shares of common stock:

  •
  by using the toll-free telephone number listed on the proxy card,

  •
  by using the Internet website listed on the proxy card,

  •
  by signing, dating and mailing the proxy card in the enclosed postage-paid envelope, or

  •
  by attending the Special Meeting and voting in person.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your common stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by our Board.

        Vote by Telephone.    If you hold your common stock in your own name and not through your broker or another nominee, you can vote your shares of common stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Pacific Time, on [    •    ], 2009 (until 11:59 p.m., Pacific Time, on [    •    ], 2009 for shares held through the West Coast Bancorp 401(k) Plan). Easy-to-follow voice prompts allow you to vote your shares of common stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

        Vote by Internet.    If you hold your common stock in your own name and not through your broker or another nominee, you can choose to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Pacific Time, on [    •    ], 2009 (until 11:59 p.m., Pacific Time, on [    •    ], 2009 for shares held through the West Coast Bancorp 401(k) Plan). As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

        Vote by Mail.    You can vote by mail by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Proxy cards sent by mail must be received by [    •    ], 2009 (by [    •    ], 2009 for shares held through the West Coast Bancorp 401(k) Plan).

The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

You can revoke a proxy at any time before the vote is taken at the Special Meeting by submitting a properly executed proxy of a later date by mail, telephone or Internet, or by attending the Special Meeting and voting in person. Communications about revoking your proxies should be addressed to the Secretary of the Company at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035. If your shares are held in street name, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. Please note that attendance at the Special Meeting will not, in itself, constitute revocation of your proxy.

Question:    Who should I call if I have questions or need assistance voting my shares?

Answer:    Please call our proxy solicitor: [    •    ] at [    •    ].

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Statements in this document regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (which we refer to as the "PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be quite different from those expressed or implied by the forward-looking statements. Do not unduly rely on forward-looking statements; they give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made and we do not undertake any obligation to update them to reflect changes that occur after that date. A number of factors could cause results to differ significantly from our expectations, including, among others, any failure to obtain the shareholder approvals sought in this document and any resulting inability to complete the capital raise in the manner intended, and factors identified in our Annual Report on Form 10-K for the year ended December 31, 2008, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, including under the headings "Forward Looking Statement Disclosure" and in "Risk Factors."

 RECENT DEVELOPMENTS

Regulatory Orders

        West Coast Bank (which we refer to as the "Bank"), a wholly owned banking subsidiary of the Company, entered into a Stipulation and Consent agreeing to the issuance of an Order to Cease and Desist (which we refer to as the "Order") with the Federal Deposit Insurance Corporation (which we refer to as the "FDIC") and the Oregon Division of Finance and Corporate Securities (which we refer to as the "DFCS") effective October 22, 2009, addressing, among other items, management of asset quality and increased capital for the Bank.

        Among other things, the Order requires the Bank to:

  •
  No later than December 31, 2009 and during the life of the Order, maintain a Tier 1 capital to total assets leverage ratio of not less than 10 percent and a total risk-based capital ratio of not less than 12 percent;

  •
  Within 30 days of the Order, eliminate from its books, by charge-off or collection, all assets classified "loss";

  •
  Within 90 days of the Order, reduce assets classified "substandard" in relation to Tier 1 capital plus the allowance for loan and lease losses to not more than 90 percent; within 180 days from the effective date of the Order, to not more than 70 percent; within 270 days from the effective date of the Order, to not more than 50 percent and to continue to reduce the volume of such assets after that date;

  •
  Have and retain qualified management of the Bank, and within 90 days assess management and staffing needs, responsibilities, qualifications and compensation;

  •
  Assure the on-going participation of the Bank's board of directors in the affairs of the Bank;

  •
  Cease to extend additional credit to any borrower who has a loan or extension of credit with the Bank that is classified as "loss" or, without the approval of a majority of the Bank's board or senior loan committee, "substandard" or "doubtful," subject to certain exceptions;

  •
  Within 90 days of the Order, correct all "special mention" deficiencies;

  •
  Within 30 days of the Order, strengthen the effectiveness of the internal loan review function to ensure timely and adequate loan reviews and to correct identified loan review deficiencies;

  •
  Analyze, plan for and continue to reduce credit concentrations with respect to commercial real estate loans and acquisition, development and construction loans;

  •
  Within 90 days of the Order, correct credit data and collateral documentation exceptions;

  •
  Within 60 days of the Order, develop and submit a written profit plan and a three-year strategic plan, including specific goals for the dollar volume of total loans, total investment securities and total deposits;

  •
  Within 30 days of the Order, eliminate and correct all violations of law, taking all necessary steps to ensure future compliance with all applicable laws and regulations, and strengthening its appraisal review processes;

  •
  Within 120 days of the Order, provide training in suspicious activity detection and reporting to all employees, officers, and directors, and shall do so thereafter every year;

  •
  Within 60 days of the Order, develop or revise, adopt and implement a written liquidity and funds management policy, including with respect to maintaining a minimum Primary Liquidity Ratio of 15 percent and a Net Non-Core Funding Dependency Ratio of 25 percent;

  •
  Conduct a risks analysis with respect to ceasing business activities with certain counterparties identified as having been involved in or suspected of fraudulent activities;

  •
  Not pay cash dividends without the prior written consent of the FDIC and DFCS;

  •
  Not solicit, accept, renew or roll over brokered deposits unless it has applied for and been granted a waiver of this prohibition by the FDIC; and

  •
  Within 30 days of the Order, and within 30 days of the end of each quarter thereafter, furnish written progress reports detailing the form and manner of any actions taken to secure compliance with the Order and the results thereof.

Tax Benefit Preservation Plan

        On October 23, 2009, our Board adopted a Tax Benefit Preservation Plan with Wells Fargo Bank, National Association, as Rights Agent designed to preserve its tax assets. The Board adopted the Tax Benefit Preservation Plan in an effort to protect shareholder value by attempting to protect against a possible limitation on the Company's ability to use net operating losses, tax credits and other tax assets under the Internal Revenue Code of 1986, as amended, and rules promulgated by the Internal Revenue Service.

        Under the Tax Benefit Preservation Plan, from and after November 2, 2009, each share of our common stock will carry with it one preferred share purchase right (a "Right"), each share of the Company's Series A Preferred Stock will carry with it 50 Rights (subject to adjustment) and each share of the Company's Series B Preferred Stock will carry with it 50 Rights (subject to adjustment), until the Distribution Date (as such term is defined in the Tax Benefit Preservation Plan) or earlier expiration of the Rights, as described in the Tax Benefit Preservation Plan. In general, the Rights will work to impose a significant penalty upon any person or group which becomes the "Beneficial Owner" (as such term is defined in the Tax Benefit Preservation Plan) of 4.9% or more of the Company's outstanding common stock after October 23, 2009, without the approval of the Board. A shareholder who was a Beneficial Owner of 4.9% or more of the outstanding common stock as of October 23, 2009 will not trigger the Rights so long as such shareholder does not (i) become the Beneficial Owner of additional shares of common stock representing 0.2% or more of the shares of common stock then outstanding or (ii) become the Beneficial Owner of less than 4.9% ownership of the outstanding common stock and then reacquire shares that would result in such shareholder becoming the Beneficial Owner of 4.9% or more of the outstanding common stock. Any holder of the preferred stock and warrants is deemed to "beneficially own" shares of our common stock into which such preferred stock (including preferred stock issuable upon exercise of the warrants) is convertible. The Board may, in its sole discretion, exempt any person or group for purposes of the Plan if it determines the acquisition by such person or group will not jeopardize tax benefits or is otherwise in the Company's best interests.

 BACKGROUND TO THE PROPOSALS

        Over the past eighteen months, our Board of Directors and management have considered a range of alternative strategies to continue to maintain our capital ratios at levels above those required to be considered well-capitalized for regulatory purposes in light of the credit quality and loan loss challenges, liquidity pressures, and reported operating losses resulting from the disruptions in the credit and real estate markets and the weakening economy, including in particular the soft regional economic conditions in Oregon and Washington. During the third quarter of 2008, in an effort to preserve capital we reduced the quarterly cash dividend on our shares of common stock to $.01 per share. Also during and following this time, management actively sought to enhance capital and liquidity levels, including by undertaking expense reduction initiatives, substantially reducing its risk weighted assets and in particular exposure to residential land and construction loans and non-owner occupied term commercial real estate loans, as well as lending primarily to existing qualified borrowers. More recently, the Company elected to eliminate common stock dividends entirely and defer dividend payments on its trust preferred securities, as is permitted by the terms of those securities.

        In February 2009, the Company engaged Sandler O'Neill + Partners, L.P. to act as its financial adviser. Thereafter, with Sandler O'Neill's assistance, the Board and management discussed alternative strategies for enhancing the Company's capital ratios, including dispositions of certain assets, public and private capital raises, and opportunities for potential business combination transactions. The Board instructed management and Sandler O'Neill to comprehensively review these potential strategies. Thereafter, the Board regularly met with management and Sandler O'Neill to receive updates and to discuss strategies. Also during this time, the Company engaged Wachtell, Lipton, Rosen & Katz to act as its legal advisor in connection with considering capital raising strategies.

        Starting in early March 2009, the Company began exploring opportunities for certain asset sales. After an extensive review which included discussions with potentially interested parties, the Board determined in May 2009 to concurrently focus on a potential capital raise. In light of the Board's and management's objectives for the size and terms of a potential capital raise, conditions in the public trading markets generally and for the Company's common stock, and specifically the Company's market capitalization, the relatively limited number of Company common shares authorized and available for issuance in a capital raise, and Sandler O'Neill's views regarding the significant challenges the Company would face in pursuing a public offering, the Board determined to focus primarily on potential private capital raises.

        In May 2009, Sandler O'Neill was formally engaged as sole placement agent and directed to speak to potential investors on the Company's behalf to assess their level of interest in a potential private placement of equity securities. At the outset, the Company and Sandler O'Neill understood that it would be necessary and desirable to identify one or more so-called "key" investors to facilitate due diligence and determination of investment terms and pricing. While undertaking this role, in mid-June 2009 representatives of Sandler O'Neill spoke with representatives of MFP Investors LLC, the Glick Family, and Headwaters Capital LLC, each of which expressed an interest in being a "key" investor.

        In mid-July 2009, Sandler O'Neill began to discuss separately with each of the three key investors (each of whom had entered into confidentiality agreements with the Company) the potential private placement and how the terms of such an investment could be structured in view of regulatory control requirements, NASDAQ listing standards and necessary shareholder approvals, and each of the key investors conducted due diligence on the Company.

        The Company and the potential investors agreed at the outset that the structure of the investment should emphasize common equity, reflecting the increased market and regulatory focus on the Tier 1 common equity ratio. During August 2009, discussions continued with a view to refining the terms of an investment and addressing structuring issues. The parties understood that, as a result of the proposed size of the private placement and their mutual intent that the investment ultimately be in the form of Tier 1 common equity securities, the approval of the Company's shareholders would be required. In addition, the Company recognized that in order to incentivize each of the investors to fully fund its investment prior to the receipt of such approval, it would be reasonable for the securities issued to include elements to compensate the investors in a reasonable manner in the event such approval was not received. Also during this time discussions were held with representatives of the Federal Reserve, the primary regulator of our holding company, regarding the structure of the securities to be issued in the proposed private placement, the treatment of the securities under its capital adequacy rules, and the permissibility of the investment under the Federal Reserve's practice and policies relating to non-controlling investments in bank holding companies. Throughout this period, the Company's senior management, Sandler O'Neill, and Wachtell Lipton updated the Board regarding the progress of discussions and the potential terms of the private placement. Discussions between the Company and the individual investors continued and terms for the private placement, as well as a governance and investment structure that was believed to be acceptable to the Federal Reserve, were finalized.

        During this time, the Company also remained in regular contact with representatives of the FDIC and the DFCS, the Bank's primary regulators. The Board, senior management, the Company's outside advisors and the Bank's primary regulators had discussed the Bank's capital levels and other matters pertaining to the operations of the Bank, and, as a result of such discussions, the Bank entered into a Stipulation and Consent agreeing to the issuance of the Order dated October 22, 2009 as described under "Recent Developments—Regulatory Orders". Among the provisions of the Order is a requirement that, during the life of the Order, the Bank maintain a Tier 1 leverage ratio of at least 10% and a total risk based capital ratio of at least 12%.

        On October 23, 2009, following approval by the Company's Board of Directors, the Company entered into the Investment Agreements with each of the investors, and completed the private placement in which it issued, in exchange for gross aggregate proceeds of $155 million: (i) a total of 1.55 million shares of Series A Preferred Stock and Series B Preferred Stock, convertible into an aggregate of 77.5 million shares of our common stock (which pay Special Dividends described on page [    •    ] of this document in the event the Shareholder Approvals are not obtained before March 1, 2010), (ii) to the Specified Investors only, Class C Warrants, in the aggregate exercisable for 240,000 shares of Series B Preferred Stock, at an exercise price per underlying share of common stock of $2.00 and (iii) to all of the investors, contingent Class B or Class D Warrants collectively exercisable only in the event that the Shareholder Approvals are not obtained before March 1, 2010 for an aggregate of 240,000 shares of Series A Preferred Stock and Series B Preferred Stock (convertible into an aggregate of 12 million shares of our common stock) at an exercise price per underlying share of common stock of $0.50. The Series A Preferred Stock and Series B Preferred Stock (including that received upon exercise of the Class B Warrants, Class C Warrants or Class D Warrants) are mandatorily convertible into our common stock upon, and will not convert into our common stock until, receipt of the Shareholder Approvals and, in the case of the Series B Preferred Stock only, transfer of the preferred stock to a third party in a widely dispersed offering.

        Following the public announcement of the private placement and at the closing of the market on October 26, 2009, our common stock, which had closed at a price of $2.53 on October 23, 2009, closed at $2.82, an 11.5% increase over the prior trading day closing price.

        In order for the Company to avoid the cost of Special Dividends on the preferred stock, to avoid the costs associated with the Class B Warrants and the Class D Warrants, and to receive favorable Tier 1 capital treatment at the holding company level for the net proceeds received in the private placement, the Company's shareholders must approve Proposal 1 and Proposal 2. Our Board of Directors unanimously recommends that our shareholders vote "FOR" the proposals at the Special Meeting.

 PROPOSAL 1

APPROVAL OF AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF ALL CLASSES OF STOCK AND COMMON STOCK

        Our Board has adopted a resolution recommending that the shareholders approve an amendment to our Restated Articles of Incorporation (which we refer to as the "Articles") to increase the number of authorized shares of common stock to 250,000,000 (and, correspondingly, to increase the total number of authorized shares of all classes of stock from 60,000,000 to 260,000,000).

        If the shareholders approve the amendment, the Articles will be amended to increase the number of authorized shares of all classes of stock and of common stock as described above. The increase will become effective on the filing of the amendment to the Articles with the Secretary of State of the State of Oregon. The text of the relevant section of the Articles as proposed to be amended is set forth as Annex B to this document.

        The primary purpose of Proposal 1 is to satisfy our obligations under the Investment Agreements in connection with the sale and issuance of the Series A Preferred Stock, the Series B Preferred Stock and the warrants. As of [    •    ], the record date, [    •    ] shares of our common stock were outstanding.

        The Company currently does not have a sufficient number of authorized shares of common stock to effect the conversion in full of the Series A Preferred Stock and Series B Preferred Stock (including preferred stock issuable upon exercise of the warrants) into common stock; therefore approval of Proposal 1 is required for these conversions to occur.

        If Proposal 1 and Proposal 2 are approved, based on the current conversion price, 71,442,450 shares of our common stock will be issuable upon full conversion of the Series A Preferred Stock issued at the closing of the private placement and 6,066,400 shares of our common stock will be issuable upon full conversion of the Series B Preferred Stock issued at the closing of the private placement. In addition, the total number of shares of our common stock issuable upon the conversion of the Series B Preferred Stock that would be received in connection with the full exercise of the Class C Warrants, based on the current conversion and exercise price, is 12,000,000.

        If either of Proposal 1 or Proposal 2, or both, are not approved by the shareholders before March 1, 2010, then commencing on June 15, 2010, cumulative quarterly dividends will be payable on the Series A Preferred Stock and Series B Preferred Stock at an annual rate of 15%.

        The proposed authorized number of 250,000,000 is greater than the number of shares of our common stock that would be required to complete the private placement as contemplated. The additional shares authorized for issuance will provide us with the flexibility to issue additional shares from time to time as our Board may determine for future financings, strategic business relationships, stock-based incentives to employees, directors and consultants and for other purposes.

        As of the date of this document, other than the issuance and sale of shares pursuant to the private placement, upon the exercise of outstanding options, restricted stock grants and other awards under our current stock plans and upon the exercise of outstanding warrants, our Board has no agreement, arrangement or intention to issue any of the shares for which approval is sought. Other than with respect to Proposals 1 and 2, our Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law, rules of the NASDAQ or other applicable stock exchange requirements.

        A failure to approve Proposal 1 at the Special Meeting would have potentially adverse consequences for the Company and its shareholders described elsewhere in this document, including under "Consequences If Either of the Shareholder Approvals Is Not Received" on page [    •    ].

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION.

 PROPOSAL 2

APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK
PURSUANT TO THE CONVERSION OF THE PREFERRED STOCK

        Our Board adopted a resolution recommending that the shareholders approve the issuance of shares of our common stock in connection with the conversion of our Mandatorily Convertible Cumulative Participating Preferred Stock, Series A and Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (including with respect to the conversion of preferred stock issuable upon exercise of the Class B Warrants, Class C Warrants and Class D Warrants—the exercise of the warrants is described under "Description of the Warrants—Exercise of Warrants") into common stock for purposes of Rule 5635 of the NASDAQ Listing Rules.

        Because our common stock is listed on the NASDAQ Global Select Market, we are subject to the NASDAQ's rules and regulations. NASDAQ Listing Rule 5635 requires shareholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock.

        Our proposed issuance of common stock to the investors upon conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) falls under this rule because the common stock issuable will exceed 20% of the voting power and number of shares of common stock outstanding before the private placement and qualify as a discounted issuance as the price per share of common stock on an as-converted basis was below both the book value and market value of our common stock at the time of entering into the Investment Agreements and issuance of the securities.

        A failure to approve Proposal 2 at the Special Meeting would have potentially adverse consequences for the Company and its shareholders described elsewhere in this document, including under "Consequences If Either of the Shareholder Approvals Is Not Received" on page [    •    ].

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION OF THE PREFERRED STOCK.

 PROPOSAL 3

APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING,
IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

        If there are insufficient votes at the time of the Special Meeting to adopt Proposals 1 or 2, the Board seeks to, if necessary or appropriate, adjourn the Special Meeting to solicit additional proxies.

        A failure to approve Proposal 3 would have potentially adverse consequences for the Company and its shareholders if, as a consequence, Proposal 1 or 2 is not approved. Please refer to "Consequences If Either of the Shareholder Approvals Is Not Received" on page [    •    ].

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

 THE SPECIAL MEETING

Date, Time and Place

        The Special Meeting will be held on [    •    ], 2009, at [    •    ], Pacific Time, at [    •    ].

Matters to be Considered

        At the Special Meeting, our shareholders will be asked to:

  1.
  approve the amendment to our Restated Articles of Incorporation to increase the number of authorized shares of common stock to 250,000,000 (and, correspondingly, to increase the total number of authorized shares of all classes of stock from 60,000,000 to 260,000,000);

  2.
  approve the issuance of shares of our common stock for purposes of NASDAQ Listing Rule 5635 in connection with the conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) into our common stock; and

  3.
  approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposals 1 and 2.

Proxies

        If you are a shareholder of record (that is, you own stock registered in your own name), you may attend the Special Meeting and vote in person, or you may vote by proxy. You may vote by proxy by completing and returning the proxy card accompanying this document or by telephone or through the Internet by following the instructions described on your proxy card. If your shares are held through a bank, broker or other nominee (that is, if your shares are held in "street name"), you will receive separate voting instructions from your bank, broker or other nominee with your proxy materials. Although most banks, brokers and other nominees offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements.

        You can revoke a proxy at any time before the vote is taken at the Special Meeting by submitting a properly executed proxy of a later date by mail, telephone or Internet, or by attending the Special Meeting and voting in person. Communications about revoking your proxies should be addressed to the Secretary of the Company at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035. If your shares are held in street name, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. Please note that attendance at the Special Meeting will not, in itself, constitute revocation of your proxy.

        All shares represented by valid proxies that the Company receives through this solicitation, and that are not revoked, will be voted in accordance with the instructions on the proxy card. If you make no specification on your proxy card as to how you want your shares voted before signing and returning it, your proxy will be voted "FOR" each of the proposals. Our Board is currently unaware of any other matters that may be presented for action at the Special Meeting. If other matters properly come before the Special Meeting, or at any adjournment or postponement of the meeting, the Company intends that shares represented by properly submitted proxies will be voted, or not voted, by and in accordance with the best judgment of the persons named as proxies on the proxy card.

Solicitation of Proxies

        The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, directors, officers and regular employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation. We have retained [    •    ] to assist in the solicitation at a cost of approximately $[    •    ], plus payment of reasonable out-of-pocket expenses and other customary costs.

Record Date and Quorum

        Our Board has fixed the close of business on [    •    ], 2009 as the record date for determining the shareholders entitled to receive notice of and to vote at the Special Meeting. At that time, [    •    ] shares of our common stock were outstanding, held by approximately [    •    ] holders of record.

        A quorum of a majority of the issued and outstanding common stock is required for the transaction of business by shareholders at the Special Meeting. Therefore, at the Special Meeting, the presence, in person or by proxy, of the holders of at least [    •    ] shares of common stock will be required to establish a quorum.

Vote Required

        Each outstanding share of our common stock is entitled to one vote on each proposal at the Special Meeting. Assuming a quorum is present, approval of each proposal requires that the votes cast in favor of each proposal exceed the votes cast against each proposal. If a quorum is present, the failure to vote or an abstention will not count as a vote against any of the proposals. Approval of the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of a majority of the stock represented at the Special Meeting in person or by proxy, whether or not a quorum exists. If a quorum is not present, a failure to vote will not count as a vote against the proposal to adjourn the meeting but an abstention will count as a vote against the proposal to adjourn the meeting.

Voting Options

        If you are a shareholder of record:    You may vote by one of the following four methods (as instructed on the enclosed proxy card):

  •
  by using the toll-free telephone number listed on the proxy card,

  •
  by using the Internet website listed on the proxy card,

  •
  by signing, dating and mailing the proxy card in the enclosed postage-paid envelope, or

  •
  by attending the Special Meeting and voting in person.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your common stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders as recommended by our Board.

        Vote by Telephone.    If you hold your common stock in your own name and not through your broker or another nominee, you can vote your shares of common stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Pacific Time, on [    •    ], 2009. Easy-to-follow voice prompts allow you to vote your shares of common stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

        Vote by Internet.    If you hold your common stock in your own name and not through your broker or another nominee, you can choose to vote via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Pacific Time, on [    •    ], 2009. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

        Vote by Mail.    You can vote by mail by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.

        If you own your shares in "street name," that is, through a brokerage account or in another nominee form:    You must provide instructions to the broker or nominee as to how your shares should be voted. Brokers do not have the discretion to vote on the proposals and will only vote at the direction of the underlying beneficial owners of the shares of common stock. Accordingly, if you do not instruct your broker to vote your shares, your broker will not have the discretion to vote your shares. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive this document. If you own your shares in this manner, you cannot vote in person at the Special Meeting unless you receive a proxy to do so from the broker or the nominee, and you bring that proxy to the Special Meeting.

Recommendations of Our Board of Directors

        Our Board has unanimously approved each of the proposals. The Board believes that the proposals are advisable and unanimously recommends that shareholders vote "FOR" the approval of (i) the amendment to our Restated Articles of Incorporation to increase the number of authorized shares of all classes of stock and common stock, (ii) the issuance of shares of common stock in connection with the conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) into common stock and (iii) the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies. Each member of our Board has indicated that he or she will vote in favor of these proposals.

 CONSEQUENCES IF EITHER OF THE SHAREHOLDER APPROVALS IS NOT RECEIVED

No Payment of Dividends on Common Stock and No Share Repurchases.

        For as long as the preferred stock remains outstanding and the Shareholder Approvals have not been received, subject to limited exceptions, the Company will be prohibited from paying dividends on any share of our common stock or other junior securities and from redeeming, purchasing or acquiring any shares of our common stock or other junior securities. Once the Shareholder Approvals have been received, the foregoing limitations on paying dividends apply only if declared quarterly dividends on the preferred stock have not been paid in full for the applicable dividend period.

Increased Preferred Stock Dividends.

        Beginning on March 1, 2010 and until the Shareholder Approvals are obtained, the preferred stock, which currently accrues dividends on an as-converted basis at the rate payable on our common stock (currently zero since dividend payments on common stock were suspended), would instead accrue cumulative Special Dividends at an annual rate of 15% of $100 (the purchase price per share of the preferred stock)—equivalent to a $15.00 annual dividend per share of preferred stock.

Class B Warrants and Class D Warrants Become Exercisable.

        If the Shareholder Approvals have not been received before March 1, 2010, then on and after March 1, 2010 and until the earlier of such time as the Shareholder Approvals are obtained or October 23, 2016, the Class B Warrants will be exercisable for an aggregate of 117,972 shares of Series A Preferred Stock and the Class D Warrants will be exercisable for an aggregate of 122,028 shares of Series B Preferred Stock at a price per share of underlying common stock of $0.50, which is substantially lower than the current market price of our common stock. The shares of Series A Preferred Stock received in respect of the Class B Warrants assuming full exercise of the Class B Warrants would automatically convert into 5,898,600 shares of our common stock upon receipt of the Shareholder Approvals, substantially diluting the interests of shareholders other than the investors. The shares of Series B Preferred Stock received in respect of the Class D Warrants assuming full exercise of the Class D Warrants would automatically convert into 6,101,400 shares of common stock following both the receipt of the Shareholder Approvals and transfer to a third-party transferee in a widely dispersed offering, substantially diluting the interests of shareholders.

 DESCRIPTION OF THE INVESTMENT AGREEMENTS

        As described above, each of the investors entered into an Investment Agreement with the Company to purchase the preferred stock and warrants. The Investment Agreements of the Specified Investors differ in certain respects from the Investment Agreements of other investors, including by providing two of the Specified Investors with the right to representation on our Board and one with the right to a board observer; one other investor who was not a Specified Investor also received the right to a board observer. The following is a summary of material terms of the Investment Agreements; a copy of the form of Investment Agreement is attached to this document as Annex A and is incorporated by reference into this document. Shareholders are urged to read the form of Investment Agreement attached as Annex A in its entirety. While the Company believes this summary covers the material terms and provisions of the Investment Agreements, it may not contain all of the information that is important to you and is qualified in its entirety by reference to Annex A.

Covenants

        We have agreed to call a Special Meeting of our shareholders, as promptly as reasonably practicable following the closing (which occurred on October 23, 2009), to vote on proposals to (1) approve the amendment to our Restated Articles of Incorporation to increase the number of authorized shares of our common stock and (2) approve the issuance of shares of common stock in connection with the conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) into common stock for purposes of NASDAQ Listing Rule 5635. In the event that both of the foregoing approvals are not obtained at the Special Meeting, we have agreed to include a proposal to approve (and our Board will unanimously recommend approval of) such issuance at a subsequent meeting of our shareholders within 60 days of the initial meeting.

Board Representation

        In connection with the private placement, two of the Specified Investors, Castle Creek Capital Partners IV, LP (whom we refer to as "Castle Creek") and GF Financial, LLC (whom we refer to as "GF Financial"), obtained the right to representation on our Board (and the board of directors of West Coast Bank). Specifically, these two investors are entitled to nominate one person to be elected or appointed to our Board (and the board of directors of West Coast Bank) subject to receipt of applicable regulatory approvals, satisfaction of all legal and governance requirements regarding service as a director of the Company and the Bank and the reasonable approval of the Governance and Nominating Committee of our Board and the Board. In that connection, Castle Creek has nominated John Pietrzak as a director, and GF Financial has nominated Simon Glick as a director; their appointments remain subject to receipt of applicable regulatory approvals. So long as each of these investors holds at least 5% of all outstanding shares of our common stock (counting for such purposes all shares of common stock into which or for which shares of any preferred stock or the warrants owned by such investor are directly or indirectly convertible or exercisable (which we refer to as a "Qualifying Ownership Interest"), and excluding as shares owned and outstanding shares of common stock issued by the Company after the closing date, other than as contemplated by the Investment Agreements), the Company will be required to recommend to its shareholders the election of the investor's board representative at the Company's annual meeting, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Governance and Nominating Committee and the Board. At the option of GF Financial's board representative, the Board will cause such representative to be appointed to the Company's Governance & Nominating Committee, Executive Committee, and Loan, Investment, & Asset/Liability Committee, so long as the board representative qualifies to serve on such committees under applicable rules of NASDAQ and the Company's corporate governance guidelines and the charters of such committees. For so long as Castle Creek and GF Financial are entitled to a board representative but do not have a board representative serving on the Board, these investors will be entitled to designate one board observer subject to applicable legal requirements. Two other investors, MFP Partners, L.P. and Stadium Capital Partners, L.P., are entitled to designate one board observer to attend Board meetings subject to applicable legal requirements for so long as each investor has a Qualifying Ownership Interest.

Transfer Restrictions

        The preferred stock and the warrants issued in the private placement, and the common stock issuable pursuant to those securities, have not been registered under the Securities Act, or under the securities laws of any state or other jurisdiction, and unless so registered may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. In addition, subject to certain exceptions, Castle Creek and GF Financial are prohibited from selling, transferring, assigning or otherwise disposing of any securities acquired pursuant to the Investment Agreements, except for transfers (i) following the date that is twelve months from the closing date; and (ii) in the event the Shareholder Approvals are not received before March 1, 2010, such investors may transfer 50% of the common stock, preferred stock and the warrants owned by them during the period commencing on such date and ending twelve months after the closing date. The other investors are not subject to such transfer restrictions.

Registration Rights

        The Company has agreed to file a resale registration statement covering the securities issued in the private placement within 60 days of the closing of the private placement. Additionally, the Investment Agreements provide investors with customary registration rights, including "shelf" registration rights that may be exercised to execute sales (other than during certain black-out periods), and (only with respect to the Specified Investors and one additional investor) "piggy-back" registration rights, with respect to the securities purchased by them under the Investment Agreements.

Preemptive Rights

        The Investment Agreements provide the Specified Investors with preemptive rights, generally applicable for so long as such investors have a Qualifying Ownership Interest (including as shares owned and outstanding shares of common stock issued by the Company after the closing date) to enable it to maintain its proportionate ownership of our common stock. One additional investor also received such preemptive rights, applicable so long as it does not dispose of any of the securities purchased by it in the private placement. At any time that such investors with preemptive rights meet this ownership threshold and the Company makes any public or nonpublic offering or sale of any equity, or any securities convertible or exchangeable into equity or that includes an equity component at a price per share that is less than 90% of the market price of such security, such investor may acquire at the same price and on the same terms, subject to certain limitations, that number of the securities being offered necessary to maintain its proportionate common stock-equivalent interest in the Company. However, the investor may not exercise the foregoing right in connection with (1) securities issued in connection with the Tax Benefit Preservation Plan adopted by us to preserve the use of our tax benefits; (2) subscription rights distributed in connection with a possible $10 million rights offering with an issuance price of at least $2.00 per share; (3) any common stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated to be issued as of the date of the Investment Agreements; (4) issuances under the Company's stock incentive plans, employee stock purchase plan or any similar plan in the ordinary course of providing incentive compensation; or (5) issuances as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction.

Standstill Agreement

        Castle Creek and GF Financial are also subject to certain "standstill" restrictions. Until such investors no longer hold a Qualifying Ownership Interest, such investors and its affiliates are prohibited from acquiring additional common stock if the acquisition of the additional common stock would result in the investor and its affiliates owning more than 9.9% of the total outstanding common stock of the Company. Additionally, these investors and any of their affiliates are prohibited from (1) making or participating in any solicitation of proxies or seeking to influence any vote with respect to the Company's common stock, (2) seeking to call a special meeting of shareholders or initiating a shareholder proposal with respect to the Company or seeking to influence or control the management, board of directors or policies of the Company or its subsidiaries, (3) contesting the validity or seeking a waiver of this standstill, (4) agreeing or proposing any business combination relating to all or part of the Company or any of its subsidiaries or any acquisition of their respective assets or (5) disclosing any intention or plan inconsistent with these limitations. However, these restrictions will not apply if a change in control (as defined in the Investment Agreements) occurs or any person commences and does not withdraw a bona fide public tender or exchange offer that would result in a change in control.

Representations and Warranties

        In the Investment Agreements, we made customary representations and warranties to the investors relating to us, our business and the preferred stock and the warrants issued to the investors and the common stock to be issued to the investors upon conversion of the preferred stock and the exercise of the warrants, and agreed to indemnify the investors for breaches of certain of our representations and warranties in certain circumstances. Shareholders are not third-party beneficiaries under the Investment Agreements and should not construe the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, any of the investors or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Investment Agreements, which subsequent information may or may not be fully reflected in the Company's public disclosures. The provisions of the Investment Agreements, including the representations and warranties, should not be read alone, but instead should only be read together with the information provided elsewhere in this document and in the documents incorporated by reference into this document, including the periodic and current reports and statements that the Company files with the Securities and Exchange Commission, or the "SEC." For more information regarding these documents incorporated by reference, see the section entitled "Where You Can Find More Information" below.

Fees and Expenses

        We reimbursed and compensated the Specified Investors for their and their affiliates' expenses incurred in connection with due diligence, the negotiation and preparation of the transaction documents and consummating the private placement, in an aggregate amount of 2% of the overall gross proceeds from the private placements, or approximately $3.1 million, whether or not incurred. In addition, we reimbursed GF Financial for the fees and expenses of its counsel. Sandler O'Neill + Partners, L.P. served as Placement Agent with respect to private placement for compensation of $7.5 million, of which $5 million has been paid and the remaining $2.5 million will be paid upon receipt of the Shareholder Approvals.

 DESCRIPTION OF THE PREFERRED STOCK

        The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series A Preferred Stock and Series B Preferred Stock as contained in the Articles of Amendment of the Company relating to the Series A Preferred Stock and Series B Preferred Stock, which are attached to this document as Annex C and Annex D respectively, which we incorporate by reference into this document. Shareholders are urged to read the Articles of Amendment relating to the Series A Preferred Stock and Series B Preferred Stock in their entirety. While the Company believes this summary covers the material terms and provisions of the Articles of Amendment of the Company relating to the Series A Preferred Stock and Series B Preferred Stock, it may not contain all of the information that is important to you and is qualified in its entirety by reference to Annex C and Annex D.

Authorized Shares and Liquidation Preference

        The number of authorized shares of Series A Preferred Stock is 2,000,000, and the number of authorized shares of Series B Preferred Stock is 600,000. Shares of Series A Preferred Stock and Series B Preferred Stock have no par value and the liquidation preference of the Series A Preferred Stock and Series B Preferred Stock is $100 per share.

Ranking

        The Series A Preferred Stock and Series B Preferred Stock, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) on a parity with our other authorized series of preferred stock and with each other class or series of preferred stock, established after the date of issuance of the preferred stock, the terms of which do not expressly provide that such class or series will rank senior or junior to the preferred stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company, and (ii) senior to the Company's common stock and each other class or series of capital stock outstanding or established after the date the preferred stock is first issued, the terms of which expressly provide that it ranks junior to the Series A Preferred Stock or Series B Preferred Stock as to dividend rights and/or as to rights on liquidation, winding-up and dissolution of the Company. The Company has the right to authorize and/or issue additional shares or classes or series of junior securities or parity securities without the consent of the holders.

Dividends

        Holders of Series A Preferred Stock and Series B Preferred Stock are entitled to receive, when, as and if declared by the Board, dividends in the amount determined as set forth below.

        If our Board declares and pays a cash dividend in respect of any shares of our common stock, then the Board is required to declare and pay to the holders of the preferred stock a cash dividend in an amount per share of preferred stock equal to the product of (i) the per share dividend declared and paid in respect of each share of common stock and (ii) the number of shares of common stock into which such share of preferred stock is then convertible, assuming receipt of the Shareholder Approvals.

        If the Shareholder Approvals have not been received prior to March 1, 2010, each share of Series A Preferred Stock and Series B Preferred Stock that remains outstanding on and after March 1, 2010 will begin to accrue Special Dividends commencing with the dividend period relating to the dividend payment date on June 15, 2010 until such time as the Shareholder Approvals have been obtained.

        Special Dividends on the preferred stock are cumulative. Even if the Board does not declare a dividend on the preferred stock in respect of any dividend period, Special Dividends will accrue on the preferred stock until such time as the Shareholder Approvals have been obtained and there is no longer a requirement to pay a Special Dividend.

        Subject to limited exceptions, until the Shareholder Approvals are received, for as long as the preferred stock is outstanding, the Company will not be permitted to declare or pay dividends with respect to, or redeem, purchase or acquire any of its junior securities, including our common stock.

Repurchase of Junior Securities

        For as long as the preferred stock remains outstanding and the Shareholder Approvals have not been received, subject to limited exceptions, the Company will be prohibited from paying dividends on any share of our common stock or other junior securities and from redeeming, purchasing or acquiring any shares of our common stock or other junior securities. Once the Shareholder Approvals have been received, the foregoing limitations on paying dividends apply only if declared quarterly dividends on the preferred stock have not been paid in full for the applicable dividend period.

Rights Upon Liquidation

        In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the preferred stock will be entitled, for each share of the preferred stock held, to (1) the liquidation preference per share of preferred stock, plus any accrued but unpaid dividends, plus (2) an amount equal to the liquidation amount payable on an as-converted basis on the number of shares of common stock into which such shares of preferred stock could have been converted on a date at least ten business days before the first liquidating distribution is made on the preferred stock.

        In the event the assets of the Company available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, are insufficient to pay in full the amounts payable with respect to all outstanding shares of the preferred stock and the corresponding amounts payable on any parity securities, holders of preferred stock and the holders of parity securities will share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

Redemption

        The preferred stock is not redeemable.

Mandatory Conversion

        The Series A Preferred Stock is mandatorily convertible into shares of our common stock on the fifth business day following the date on which the Shareholder Approvals have been received, provided that the Series A Preferred Stock will not convert if any required regulatory approvals have not been obtained or if conversion would cause the holder to surpass regulatory ownership limits.

        Each share of Series B Preferred Stock mandatorily converts into shares of our common stock following receipt of Shareholder Approvals and the completion of the transfer of that share to a third party in a widely dispersed offering.

        The number of shares of our common stock into which a share of preferred stock will be convertible will be determined by dividing the base value by the then applicable conversion price. No fractional shares of common stock will be issued. Upon conversion, cash will be paid in lieu of fractional shares based on the closing price of the common stock determined as of the second trading day immediately preceding the date of the mandatory conversion. The initial conversion price of the preferred stock is $2.00 per share of common stock into which it is converted and the initial number of shares of our common stock into which one share of preferred stock is convertible into is 50. No additional consideration will be paid to the Company by holders of preferred stock in connection with the conversion of the preferred stock.

Anti-Dilution Provision

        The conversion price of the preferred stock is also subject to customary anti-dilution adjustments, which will be made (subject to certain exceptions) in the event that the Company:

  •
  pays dividends or other distributions on the common stock in shares of common stock;

  •
  subdivides, splits or combines the shares of common stock;

  •
  subject to certain exceptions and limitations, issues to holders of its common stock rights or warrants entitling them to purchase common stock at less than the then-current market price (as defined in the articles of amendment for the applicable series of preferred stock);

  •
  distributes to holders of its common stock indebtedness, shares of capital stock, securities, cash or other assets (other than cash dividends and certain other transactions);

  •
  makes a cash distribution to holders of common stock, other than (1) cash dividends to the extent a corresponding dividend is paid on the corresponding series of preferred stock, (2) cash distributed in a reorganization event or spin-off, (3) upon liquidation, dissolution or winding-up and (4) in connection with a tender or exchange offer by the Company; and

  •
  completes a tender or exchange offer for the common stock where the consideration exceeds the closing price (as defined in the articles of amendment for the applicable series of preferred stock) per share of the common stock.

Reorganization Events

        If the Company enters into a transaction constituting a consolidation or merger of the Company or similar transaction or any sale or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole (in each case pursuant to which its common stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of its common stock, then each holder of preferred stock will have the right to convert such preferred stock, effective on the date such transaction is consummated (or, if later, the date applicable regulatory approvals are obtained), into the securities, cash and other property receivable in the transaction by the holder of the number of shares of common stock into which such preferred stock would then be convertible, assuming receipt of any applicable regulatory approval.

Voting Rights

        Except as set forth below, holders of the preferred stock will not have any voting rights.

        So long as any shares of preferred stock are outstanding, in addition to any other vote or consent of shareholders required by law or by our Restated Articles of Incorporation, the vote or consent of the holders of three-quarters of the outstanding shares of preferred stock voting as a single class with all other classes and series of parity stock having similar voting rights then outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for (1) any amendment of our Restated Articles of Incorporation to authorize, or increase the authorized amount of, any shares of any class or series of capital stock ranking senior to the preferred stock with respect to the payment of dividends or the distribution of assets on our liquidation, (2) any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of our Restated Articles of Incorporation or our bylaws that would alter or change the rights, preferences or privileges of the preferred stock so as to affect them significantly and adversely or (3) the consummation of a binding share exchange or reclassification involving the preferred stock or a merger or consolidation of the Company with another entity, except that holders will have no right to vote under this provision or under Oregon law if the Company shall have complied with certain notice requirements with respect to such transaction.

 DESCRIPTION OF THE WARRANTS

        Pursuant to the Investment Agreements, we issued to the investors warrants to acquire common stock and preferred stock. The following is a summary of the material terms and provisions of the Class B Warrants, the Class C Warrants and the Class D Warrants issued to the investors, copies of which are attached to this document as Annex E, Annex F and Annex G, respectively, and are incorporated by reference into this document. Shareholders are urged to read the attached forms of warrant in their entirety. While the Company believes this summary covers the material terms and provisions of the warrants issued to the investors, it may not contain all of the information that is important to you and is qualified in its entirety by reference to the attached annexes.

Exercise of Warrants

        Class B Warrant.    The Class B Warrants will be exercisable by the holders, in whole or in part, to purchase in the aggregate 117,972 shares of Series A Preferred Stock, at any time between March 1, 2010 and the seventh anniversary of the issuance of such warrants, if the Shareholder Approvals have not been obtained before March 1, 2010, at an implied exercise price per common share underlying the Series A Preferred Stock of $0.50. To the extent that receipt of Series A Preferred Stock would cause the holder to violate the regulatory restrictions on ownership levels, the holder may exercise the Class B Warrant for Series B Preferred Stock. If the Shareholder Approvals are obtained prior to March 1, 2010, the Class B Warrants will expire and will not be exercisable. If the Shareholder Approvals have not been received prior to March 1, 2010, each share of Series A Preferred Stock (or Series B Preferred Stock is applicable) received upon exercise of the Class B Warrant will begin to accrue Special Dividends until such time as the Shareholder Approvals have been obtained.

        Class C Warrant.    The Class C Warrants are exercisable by the holders to purchase in the aggregate 240,000 shares of Series B Preferred Stock at any time (subject to limited exceptions), in whole or in part, until the seventh anniversary of the issuance of such warrants, at an implied exercise price per common share underlying the Series B Preferred Stock of $2.00. If the Shareholder Approvals have not been received prior to March 1, 2010, each share of Series B Preferred Stock received upon exercise of the Class C Warrant will begin to accrue Special Dividends until such time as the Shareholder Approvals have been obtained.

        Class D Warrant.    The Class D Warrants will be exercisable by the holders, in whole or in part, to purchase in the aggregate 122,028 shares of Series B Preferred Stock, at any time between March 1, 2010 and the seventh anniversary of the issuance of such warrants, if the Shareholder Approvals have not been obtained before March 1, 2010, at an implied exercise price per common share underlying the Series B Preferred Stock of $0.50. If the Shareholder Approvals are obtained prior to March 1, 2010, the Class D Warrants will expire and will not be exercisable. If the Shareholder Approvals have not been received prior to March 1, 2010, each share of Series B Preferred Stock received upon exercise of the Class D Warrant will begin to accrue Special Dividends until such time as the Shareholder Approvals have been obtained.

Anti-Dilution and Other Provisions

        Subject to certain exceptions, the exercise price of the warrants will be adjusted upon the occurrence of any of the following events:

  •
  issuances of common stock (other than in connection with a permitted rights offering, certain stock compensation plans, stock splits or subdivisions, conversions of preferred stock or exercise of the warrants) at less than 95% of the greater of the most recent closing price per share as reported by the NASDAQ on (i) the date on which the Company issues or sells any common stock or (ii) on the first date of the announcement of such issuance;

  •
  stock splits, subdivisions, reclassifications or combinations;

  •
  certain distributions of shares of a class other than common stock or other property (including cash but excluding ordinary dividends) to holders of common stock;

  •
  certain repurchases of common stock;

  •
  certain business combinations; or

  •
  any other Company action that in the opinion of the Board would adversely affect the rights of the holders of the warrants.

Transfer Restrictions

        The warrants are fully non-transferable until the first anniversary of the date of issuance, unless (1) certain change of control events have occurred or (2) the Shareholder Approvals have not been obtained before March 1, 2010.

 INTEREST OF CERTAIN PERSONS IN THE SHARE
CONVERSION AND OTHER MATTERS

        Subject to the receipt of required regulatory approvals and applicable legal and governance requirements and for so long as such investors have a Qualifying Ownership Interest, the Company has agreed to appoint the designated representatives of Castle Creek and GF Financial to our Board (and the board of directors of West Coast Bank). In that connection, Castle Creek has nominated John Pietrzak as a director, and GF Financial has nominated Simon Glick as a director; their appointments remain subject to receipt of applicable regulatory approvals. Because none of these new directors joined our Board until after the execution of the Investment Agreements, none participated in their capacity as director in discussions of, or vote with respect to, matters related to the Investment Agreements that were approved by our Board, including our Board's vote recommending approval of the issuance of common stock upon conversion of the preferred stock (including the preferred stock issuable upon exercise of the warrants) and recommending approval of the amendment to our Restated Articles of Incorporation. No directors or officers of the Company purchased any securities in connection with the private placement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of November 2, 2009 with respect to the amount of our common stock beneficially owned by each director of the Company, each of the named executive officers and by all directors and executive officers of the Company as a group. At November 2, 2009, the Company had 15,729,465 shares of common stock issued and outstanding. Each of our directors and executive officers has indicated that he or she intends to vote all of his or her shares of common stock in favor of each proposal described in this document.

Name	Number of Shares and Nature of Beneficial Ownership(1)(2)(3)(4)		Percent of Common Stock Outstanding(5)
Lloyd D. Ankeny	151,649		*
Michael J. Bragg	48,032	(6)	*
James D. Bygland	63,025	(7)	*
Anders Giltvedt	152,865		*
Duane C. McDougall	36,724		*
Xandra McKeown	38,984		*
Steven J. Oliva	140,264		*
Hadley S. Robbins	20,937		*
Steven N. Spence	32,806	(8)	*
Robert D. Sznewajs	443,146	(9)	2.82%
David J. Truitt	52,391		*
Nancy Wilgenbusch	30,267		*
All directors and executive officers as a group	1,211,090		7.70%

*
Represents less than 1% of our outstanding common stock.

(1)
Share amounts include shares subject to stock options exercisable within 60 days after November 2, 2009, as follows: Lloyd D. Ankeny, 23,450 shares; Michael J. Bragg, 15,400 shares; James D. Bygland, 31,701 shares; Anders Giltvedt, 99,765 shares; Duane C. McDougall, 20,450 shares; Xandra McKeown, 17,376 shares; Steven J. Oliva, 20,450 shares; Hadley Robbins, 5,451 shares; Steven N. Spence, 13,050 shares; Robert D. Sznewajs, 273,173 shares; David J. Truitt, 17,450 shares; Nancy Wilgenbusch, 20,450 shares; and by all directors and executive officers as a group, 558,166 shares.

(2)
Share amounts include shares held under deferred compensation plans as to which participants have shared voting and dispositive power as follows: Lloyd D. Ankeny, 1,724 shares; Michael J. Bragg, 3,144 shares; James D. Bygland, 643 shares; Duane C. McDougall, 2,515 shares; Xandra McKeown, 144 shares; Steven J. Oliva, 20,692 shares; Steven N. Spence, 1,375 shares; David J. Truitt, 29,451 shares; and Nancy Wilgenbusch, 2,708 shares.

(3)
Share amounts include restricted shares which, although not fully vested, possess full voting rights, as follows: James D. Bygland, 3,798 shares; Anders Giltvedt, 13,455 shares; Xandra McKeown, 8,528 shares; Hadley Robbins, 8,741 shares; Robert D. Sznewajs, 32,225 shares; and by all directors and executive officers as a group, 66,747 shares.

(4)
Share amounts include the following shares held in accounts under Bancorp's 401(k) plan: James D. Bygland, 11,576 shares; Anders Giltvedt, 1 share; Xandra McKeown, 1,310 shares; Robert D. Sznewajs, 1,483 shares; and by all directors and executive officers as a group, 14,370 shares.

(5)
Calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934.

(6)
Share amounts include 1,604 shares owned by Mr. Bragg's spouse. Mr. Bragg disclaims any beneficial ownership of these shares.

(7)
Share amounts include 60 shares owned by Mr. Bygland's stepson. Mr. Bygland disclaims any beneficial ownership of these shares.

(8)
Share amounts include 2,000 shares owned by Mr. Spence's spouse. Mr. Spence disclaims any beneficial ownership of these shares.

(9)
Share amounts include 268 shares owned by Mr. Sznewajs' spouse. Mr. Sznewajs disclaims any beneficial ownership of these shares.

        The following table sets forth information as of November 2, 2009 with respect to the beneficial ownership of common stock by any person or group as defined in Section 13(d)(3) of the Exchange Act who is known to the Company to be the beneficial owner of more than five percent of our common stock.

Name and Addresses of Beneficial Owners	Number of Shares; Nature of Beneficial Ownership		Percent of Common Stock Owned
Columbia Wanger Asset Management, L.P.	837,000	(1)	5.32%
227 W. Monroe Street
Chicago, IL 60606
Barclays Global Investors, N.A.	870,236	(2)	5.53%
400 Howard Street
San Francisco, CA 94105
Investment Counselors of Maryland, LLC	1,053,500	(3)	6.70%
803 Cathedral Street
Baltimore, MD 21201

(1)
Based on information contained in the Schedule 13G filed February 9, 2009 by Columbia Wanger Asset Management, L.P. ("WAM"), relating to shares held by the Columbia Acorn Trust, an entity advised by WAM.

(2)
Based on information contained in the Schedule 13G filed February 5, 2009 by Barclays Global Investors, N.A., and related entities. Of the amount reported, the listed entity reports sole dispositive power with respect to 462,159 shares, while Barclays Global Financial Advisors reports sole voting and dispositive power with respect to 408,077 shares.

(3)
Based on information contained in the Schedule 13G filed February 23, 2009 by Investment Counselors of Maryland, LLC ("ICM"), relating to shares held by various investment advisory clients of ICM.

        In addition, the following table sets forth on a pro forma basis, assuming the receipt of the Shareholder Approvals and conversion of all of the outstanding Series A Preferred Stock into our common stock, information with respect to the beneficial ownership of common stock by any person or group as defined in Section 13(d)(3) of the Exchange Act who would be the beneficial owner of more than five percent of our common stock. The following table assumes that the total number of shares of common stock outstanding is 87,171,915, based on 15,729,465 shares outstanding on November 2, 2009 and following the issuance of 71,442,450 shares of common stock upon the conversion of all of the Series A Preferred Stock. The following table assumes that no Series B Preferred Stock has been converted into common stock and no warrants have been exercised for preferred stock that is converted into common stock.

Name and Addresses of Beneficial Owners	Number of Shares; Nature of Beneficial Ownership	Percent of Common Stock Owned
GF Financial, LLC	7,285,000	8.36%
c/o GF Investments
1271 Avenue of the Americas, 48th Floor
New York, NY 10020
MFP Partners, L.P.	8,535,000	9.79%
667 Madison Avenue, 25th Floor
New York, NY 10065
Mutual Shares Fund and Mutual Shares Financial Services Fund	8,535,000	9.79%
101 John F. Kennedy Parkway
Short Hills, NJ 07078

WHERE YOU CAN FIND MORE INFORMATION

        The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC's website. Shareholders may also read and copy materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

        The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. In connection with such householding, we will deliver additional copies upon oral or written request to West Coast Bancorp, 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035, Attn: Corporate Secretary, or by phone at (503) 684-0884.

        If you object to householding and wish to receive separate copies of documents in the future, you may contact either:

  1.
  Broadridge (whom we refer to as "Broadridge"), if your shares are held in an account at a brokerage firm or bank, at 1-800-542-1061. Please have your proxy card in hand in order to access your account and follow the automated instructions. You can also contact Broadridge in writing by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717; or

  2.
  Wells Fargo Shareholder Services (whom we refer to as "Wells"), the Company's stock transfer agent, if your shares are directly registered with them, at 1-877-602-7615. Please have your proxy card in hand in order to access your account. The Company's code for use of Wells' automated system is 210.

        If you received multiple copies of your documents at a single address and would like to request delivery of a single copy in the future, please contact the Company or the Company's transfer agent as described above.

        Some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account.

 DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
FOR INCLUSION IN PROXY STATEMENT

        Shareholder proposals intended to be presented at the 2010 Annual Meeting of Shareholders must be received by our Secretary before November 17, 2009 for inclusion in the 2010 Proxy Statement and form of proxy. In addition, if we receive notice of a shareholder proposal after January 31, 2010, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

        Our bylaws provide that no business may be brought before an annual meeting except by or at the direction of the Board, as specified in our notice of the meeting, or by any shareholder of record who delivers notice to our Secretary not less than 60 days in advance of such meeting (unless the date of the meeting has not been publicly announced by us more than 90 days prior to the meeting, in which case the shareholder's notice must be given within 15 days after we publicly announce the meeting date). To be effective, the shareholder's notice must include certain information about the matter proposed to be considered at the meeting and the shareholder providing the notice, as specified further in the bylaws. If the chair of an annual meeting determines that these advance notice procedures have not been complied with, he or she may declare that the business was not properly brought before the meeting and will not be considered.

INCORPORATION BY REFERENCE

        The SEC allows us to "incorporate by reference" into this document documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this document. We incorporate by reference Items 7, 7A, 8 and 9 from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and Items 1, 2 and 3 of Part I of the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 and any other items in that Quarterly Report expressly updating the above referenced items from our Annual Report on Form 10-K.

        This document incorporates important business and financial information about the Company from other documents that are not included in this document. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference in this document through our website, www.wcb.com, and from the SEC at its website, www.sec.gov, or by requesting them in writing from West Coast Bancorp, 5335 Meadows Road, Suite 201, Lake Oswego, OR 97035, or by telephone at (503) 684-0884. To receive timely delivery of the documents in advance of the Special Meeting, you should make your request no later than [    •    ], 2009.

By order of the Board of Directors,

[•] Robert D. Sznewajs President and Chief Executive Officer Lake Oswego, Oregon [•], 2009

Annex A

EXECUTION COPY

INVESTMENT AGREEMENT

dated as of October 23, 2009

between

WEST COAST BANCORP

and

[                        ]

A-i

A-ii

LIST OF EXHIBITS

Exhibit A:	Form of Articles of Amendment of Mandatorily Convertible Cumulative Preferred Stock, Series A
Exhibit B:	Form of Articles of Amendment of Mandatorily Convertible Cumulative Preferred Stock, Series B
Exhibit C:	Form of Class C Warrant Certificate
Exhibit D:	Form of Class D Warrant Certificate
Exhibit E:	Forms of Opinions of Counsel
Exhibit F:	Form of Officer's Certificate from the Company
Exhibit G:	Form of Officer's Certificate from the Investor
Exhibit H:	Third Quarter 2009 Press Release
Exhibit I:	382 Rights Plan

A-iii

INDEX OF DEFINED TERMS

Term	Location of Definition
382 Rights Plan	4.3(a)
Affiliate	5.9(2)
Agreement	Preamble
Articles of Incorporation	Recitals
Beneficially Own/Beneficial Owner/Beneficial Ownership	5.9(8)
Benefit Plan	2.2(p)(1)
BHC Act	2.2(a)
Board of Directors	2.2(c)(1)
Board Representative	4.4(f)
Business Combination	4.1
business day	5.9(6)
Capitalization Date	2.2(c)(1)
CBC Act	3.1(a)
Class B Warrant	2.2(d)
Class C Warrant	Recitals
Class C Warrant Certificate	Recitals
Class D Warrant	Recitals
Class D Warrant Certificate	Recitals
Change in Control	4.1
Closing	1.2(a)
Closing Date	1.2(a)
Code	2.2(p)(2)
Common Stock/Common Shares	Recitals
Company	Preamble
Company 10-K	2.2(f)
Company Financial Statements	2.2(f)
Company Preferred Stock	2.2(c)
Company Reports	2.2(g)(1)
Company Restricted Stock	2.2(c)(1)
Company Significant Agreement	2.2(k)
Company Stock Option	2.2(c)(1)
Company Stock Option Plan	2.2(c)(1)
Company Subsidiary/Company Subsidiaries	2.2(b)
control/controlled by/under common control with	5.9(2)
Disclosure Schedule	2.1(a)
ERISA	2.2(p)(1)
ERISA Affiliate	2.2(p)(2)
ERISA Plan	2.2(p)(3)
Exchange Act	2.2(g)(1)
Extension Period	4.8
FDIC	2.2(b)
Federal Reserve	4.1
GAAP	2.1(b)
Governance Committee	4.4(a)
Governmental Entity	2.1(b)
herein/hereof/hereunder	5.9(5)
Holder	4.10(k)(1)

A-iv

Term	Location of Definition
Holders' Counsel	4.10(k)(2)
including/includes/included/include	5.9(4)
Incumbent Directors	4.1
Indemnified Party	4.9(c)
Indemnifying Party	4.9(c)
Indemnitee	4.10(g)(1)
Information	3.3(b)
Intellectual Property	2.2(w)
Investor	Preamble
IRS	2.2(i)
IT Assets	2.2(w)
knowledge of the Company/Company's knowledge	5.9(9)
Liens	2.2(b)
Losses	4.9(a)
Market Price	4.3(a)
Material Adverse Effect	2.1(b)
New Security	4.3(a)
Non-Qualifying Transaction	4.1
OBCA	2.2(v)
Observer	4.4(d)
Opinion of Counsel	1.2(b)(1)(ii)
or	5.9(3)
Parent Corporation	4.1
Pending Underwritten Offering	4.10(l)
Pension Plan	2.2(p)(3)
Permitted Liens	2.2(h)
Permitted Rights Offering	4.3(a)
person	5.9(7)
Piggyback Registration	4.10(a)(4)
Preferred Shares/Preferred Stock	Recitals
Preferred Stock Articles of Amendment	Recitals
Previously Disclosed	2.1(c)
Purchase Price	1.2(a)
Qualifying Ownership Interest	4.1
register/registered/registration	4.10(k)(3)
Registered Intellectual Property	2.2(w)
Registrable Securities	4.10(k)(4)
Registration Deadline	4.10(a)(1)
Registration Expenses	4.10(k)(5)
Regulatory Agreement	2.2(y)
Rule 144	4.10(k)(6)
Rule 144A	4.10(k)(6)
Rule 158	4.10(k)(6)
Rule 159A	4.10(k)(6)
Rule 405	4.10(k)(6)
Rule 415	4.10(k)(6)
Scheduled Black-out Period	4.10(k)(7)
SEC	2.2(f)
Section 16(b) Period	4.8

A-v

Term	Location of Definition
Securities	Recitals
Securities Act	2.2(g)(1)
Selling Expenses	4.10(k)(8)
Series A Preferred Stock/Preferred Shares	Recitals
Series A Preferred Stock Articles of Amendment	Recitals
Series B Preferred Stock/Preferred Shares	Recitals
Series B Preferred Stock Articles of Amendment	Recitals
Shelf Registration Statement	4.10(a)(2)
Special Registration	4.10(a)(4)
Stockholder Proposals	3.1(b)
subsidiary	5.9(1)
Surviving Corporation	4.1
Tax/Taxes	2.2(i)
Tax Return	2.2(i)
Trade Secrets	2.2(w)
Transaction Documents	Recitals
Transfer	4.12(a)
Unlawful Gains	2.2(n)(5)
Voting Debt	2.2(c)(1)
Voting Securities	4.1
Warrants	Recitals

A-vi

        INVESTMENT AGREEMENT, dated as of October 23, 2009 (this "Agreement"), between West Coast Bancorp, an Oregon corporation (the "Company") and [                        ], a [Delaware limited partnership], (the "Investor").

RECITALS:

        A.    The Investment.    [The Company intends to sell to the Investor, and the Investor intends to purchase from the Company, as an investment in the Company, the securities as described herein. The securities to be purchased at the closing are [    •    ] shares of Series A mandatorily convertible cumulative participating preferred stock, no par value, of the Company (the "Series A Preferred Stock" or "Series A Preferred Shares"), [    •    ] shares of Series B mandatorily convertible cumulative participating preferred stock, no par value, of the Company (the "Series B Preferred Stock" or "Series B Preferred Shares" and together with the Series A Preferred Stock, the "Preferred Stock" or "Preferred Shares"), a warrant exercisable, in the event that the Stockholder Proposals (defined below) shall not have been approved by March 1, 2010, to purchase [    •    ] shares of Series A Preferred Stock (a "Class B Warrant"). an immediately exercisable warrant to purchase [    •    ] shares of Series B Preferred Stock, no par value, of the Company (a "Class C Warrant"), and a warrant exercisable, in the event that the Stockholder Proposals (defined below) shall not have been approved by March 1, 2010, to purchase [    •    ] shares of Series B Preferred Stock (a "Class D Warrant" and, together with the Class C Warrant, the "Warrants").](1)

(1)
Conformed to the Securities actually sold to each Investor.

        B.    The Securities.    The term "Securities" refers collectively to (i) the shares of Series A Preferred Stock and the shares of Series B Preferred Stock being purchased pursuant to this Agreement, (ii) the Warrants issued under this Agreement, and (iii) any securities (including shares of common stock, no par value, of the Company (the "Common Stock" or "Common Shares") and Preferred Stock) into which any of the foregoing are converted, exchanged or exercised in accordance with the terms thereof or this Agreement. When issued, the Preferred Stock will be evidenced by one or more share certificates incorporating the terms set forth in an articles of amendment in the forms attached as Exhibit A (the "Series A Preferred Stock Articles of Amendment") and Exhibit B (the "Series B Preferred Stock Articles of Amendment" and, together with the Series A Preferred Stock Articles of Amendment, the "Preferred Stock Articles of Amendment"), respectively, in each case, made a part of the Company's Restated Articles of Incorporation, as amended on April 22, 2003 (the "Articles of Incorporation"), by the filing of the Preferred Stock Articles of Amendment with the Office of the Secretary of State of Oregon. When issued, the Warrants will be evidenced by certificates in the forms attached as Exhibit C (the "Class C Warrant Certificate") and Exhibit D (the "Class D Warrant Certificate"), respectively.

        C.    Transaction Documents.    The term "Transaction Documents" refers collectively to this Agreement, the Preferred Stock Articles of Amendment, the Class C Warrant Certificate and the Class D Warrant Certificate.

        NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

Purchase; Closings

        1.1    Purchase.     On the terms and subject to the conditions set forth herein, the Investor will (i)  purchase from the Company, and the Company will sell to the Investor, a number of shares of Series A Preferred Stock and a number of shares of Series B Preferred Stock each as set forth herein and (ii) receive from the Company, and the Company will deliver to the Investor, the Warrants.

        1.2    Closing.

          (a)   The closing shall take place immediately following the execution and delivery of this Agreement at the offices of Wachtell, Lipton, Rosen & Katz LLP located at 51 West 52nd Street, New York, New York 10019 or such other location as agreed by the parties (the "Closing"). The date of the Closing is referred to as the "Closing Date." [Subject to the satisfaction or waiver on the Closing Date of the conditions described in Section 1.2(b), at the Closing, the Company will deliver to the Investor (i) [    •    ] shares of Series A Preferred Stock in book-entry form, with one or more certificates representing such shares of Series A Preferred Stock to be delivered to the Investor promptly after the Closing, (ii) [    •    ] shares of Series B Preferred Stock in book-entry form, with one or more certificates representing such shares of Series B Preferred Stock to be delivered to the Investor promptly after Closing, (iii) one or more certificates representing the Class C Warrant exercisable to purchase [    •    ] shares of Series B Preferred Stock and (iv) one or more certificates representing the Class D Warrant exercisable to purchase [    •    ] shares of Series B Preferred Stock, against payment by the Investor by wire transfer of immediately available United States funds to a bank account designated by the Company for an aggregate purchase price of $[    •    ] (the "Purchase Price"), all of which shall be deemed to have happened concurrently.](2)

(2)
Conformed to the Securities actually sold to each Investor.

(3)
Included in the Investment Agreement of one of the investors.

          (b)    Closing Conditions.

          (1)   The obligation of the Investor to consummate the Closing is subject to the fulfillment by the Company or written waiver by the Investor prior to or contemporaneously with the Closing of each of the following conditions:

              (i)  the Company shall have caused the shares of Common Stock reserved for issuance pursuant to the exercise or conversion of the Securities to be approved for listing on the NASDAQ Stock Market, subject to official notice of issuance;

             (ii)  the Company shall have delivered to the Investor the opinions of counsel for the Company (the "Opinion of Counsel") in the forms set forth in Exhibit E hereto;

            (iii)  the Company shall have delivered to the Investor a duly executed Officer's Certificate in the form set forth in Exhibit F hereto;

            (iv)  the representations and warranties of the Company set forth in Sections 2.2(a), (d)(1), (d)(2)(i)(A), (d)(3), (j), (n)(4), (x) and (y) of this Agreement shall be true and correct in all respects (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in such respect set forth above as of such date);

             (v)  [the Company shall have directly reimbursed the fees and expenses of Sullivan & Cromwell LLP, counsel to the Investor, and compensated the Investor for certain expenses in each case as specified in Section 3.2;](3)

            (vi)  the Company shall have received proceeds of the sale of the shares of the Securities of an aggregate amount not less than $150 million (which includes the Purchase Price), contemporaneously with the Closing, from the Investor and other investors on substantially the same terms, of which $130 million will be contributed to the Company's principal depository institution subsidiary; and

           (vii)  the Company shall have performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the Closing under this Agreement.

          (2)   The obligation of the Company to consummate the Closing is subject to the fulfillment by the Investor or written waiver by the Company prior to the Closing of each of the following conditions:

              (i)  the Investor shall have delivered to the Company a duly executed Officer's Certificate in the form set forth in Exhibit G hereto;

             (ii)  the representations and warranties of the Investor set forth in Sections 2.3(a), (b)(1), (b)(2)(i)(A), (b)(3), (c), (d) and (g) of this Agreement shall be true and correct in all respects (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in such respect set forth above as of such date);

            (iii)  the Company shall have received proceeds of the sale of the shares of the Securities of an aggregate amount not less than $150 million (which includes the Purchase Price), contemporaneously with the Closing, from the Investor and other investors on substantially the same terms, of which $130 million will be contributed to the Company's principal depository institution subsidiary; and

            (iv)  the Investor shall have performed in all material respects all obligations required to be performed by it at or prior to the Closing under this Agreement.

ARTICLE II

Representations and Warranties

        2.1    Disclosure.

          (a)   On or prior to the date of this Agreement, each of the Company and the Investor delivered to the other a schedule ("Disclosure Schedule") setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 2.2 with respect to the Company, or in Section 2.2(ff) with respect to the Investor, or to one or more of its covenants contained in Article III; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in such schedule shall not be deemed an admission that such item represents a material exception or material fact, event, or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company or the Investor, as applicable.

          (b)   "Material Adverse Effect" means, with respect to the Investor, only clause (2) that follows, or, with respect to the Company, both clauses (1) and (2) that follow, any circumstance, event, change, development or effect that, individually or in the aggregate (1) is or would reasonably be expected to be material and adverse to the financial position, results of operations, business or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, or (2) would materially impair the ability of either the Investor or the Company, respectively, to perform its respective obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the transactions contemplated by this Agreement; provided, however, that Material Adverse Effect, under clause (1), shall not be deemed to include the impact of (A) changes, after the date of this Agreement, in the U.S. generally accepted accounting principles ("GAAP"), (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by any governmental or regulatory authorities, agencies, courts, commissions or other entities, whether federal, state, local or foreign, or applicable self-regulatory organizations (each, a "Governmental Entity"), (C) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Investor, (D) general changes in the economy or the industries in which the Company and its subsidiaries operate, and (E) the public disclosure of this Agreement or the transactions contemplated hereby, in each case to the extent that such circumstances, events, changes, developments or effects described in the foregoing clauses (A), (B) and (D) do not have a disproportionate effect on the Company and its subsidiaries, taken as a whole (relative to other industry participants in the industries in which the Company and its subsidiaries compete).

          (c)   "Previously Disclosed" with regard to (1) any party means information set forth on its Disclosure Schedule corresponding to the provision of this Agreement to which such information relates; provided that information which, on its face, reasonably should indicate to the reader that it relates to another provision of this Agreement, shall also be deemed to be Previously Disclosed with respect to such other provision and (2) the Company, includes information publicly disclosed by the Company in the Company Reports filed by it with or furnished to the SEC and publicly available prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading "Risk Factors" and any disclosure of risks included in any "forward-looking statements" disclaimer or other statements that are similarly non-specific and are predictive or forward-looking in nature).

        2.2    Representations and Warranties of the Company.     Except as Previously Disclosed, the Company represents and warrants as of the date of this Agreement (except to the extent made only as of a specified date, in which case as of such date) to the Investor that:

          (a)    Organization and Authority.    The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oregon, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on the Company and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, or any successor statute (the "BHC Act"). The Company has furnished or made available to the Investor, prior to the date hereof, true, correct and complete copies of the Company's Articles of Incorporation and bylaws as amended through the date of this Agreement.

          (b)    Company's Subsidiaries.    The Company has Previously Disclosed a true, complete and correct list of all of its subsidiaries as of the date of this Agreement (individually, a "Company Subsidiary" and, collectively, the "Company Subsidiaries"), all shares of the outstanding capital stock of each of which are owned directly or indirectly by the Company. No equity security of any Company Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, gross-up right, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such Company Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Company Subsidiary is bound to issue additional shares of its capital stock, or any option, warrant or right to purchase or acquire any additional shares of its capital stock. All of such shares so owned by the Company are duly authorized and validly issued, fully paid and nonassessable and are owned by it free and clear of any lien, adverse right or claim, charge, option, pledge, covenant, title defect, security interest or other encumbrances of any kind ("Liens") with respect thereto. Each Company Subsidiary is an entity duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of organization, and has corporate or other appropriate organizational power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted, except as would not reasonably be expected to have a Material Adverse Effect on the Company. Except in respect of the Company Subsidiaries, the Company does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. The Company's principal depository institution subsidiary is duly organized and validly existing as an Oregon state-chartered commercial bank and its deposit accounts are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by the Federal Deposit Insurance Act and the rules and regulations of the FDIC thereunder, and all premiums and assessments required to be paid in connection therewith have been paid when due. The Company has furnished or made available to the Investor, prior to the date hereof, true, correct and complete copies of the charter and bylaws of the Company's principal depository institution subsidiary as amended through the date of this Agreement.

          (c)    Capitalization.

          (1)   The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, no par value (the "Company Preferred Stock"). As of close of business on September 30, 2009 (the "Capitalization Date"), there were 15,647,356 shares of Common Stock outstanding and no shares of Company Preferred Stock outstanding. Since the Capitalization Date and through the date of this Agreement, except in connection with the Transaction Documents and the transactions contemplated hereby and thereby, the Company has not (i) issued or authorized the issuance of any shares of Common Stock or Company Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock (other than shares issued upon the exercise of Company Stock Options), (ii) reserved for issuance any shares of Common Stock or Company Preferred Stock or (iii) repurchased or redeemed, or authorized the repurchase or redemption of, any shares of Common Stock or Company Preferred Stock. As of the Capitalization Date, there were (i) outstanding stock options issued under the 2002 Stock Incentive Plan, as amended, the 1999 Stock Option Plan, as amended, the 1995 Stock Option Plan, as amended and the Directors Stock Option Plan, as amended (together, the "Company Stock Option Plans") to purchase an aggregate of 1,751,327 shares of Common Stock (each, a "Company Stock Option"), (ii) an aggregate of 137,357 shares of restricted stock ("Company Restricted Stock") outstanding under the Company Stock Option Plans and (iii) 30,304 shares of the Common Stock remaining available for issuance under the Company Stock Option Plans. As of the close of business on the Capitalization Date, other than the shares of Common Stock described in clauses (i) and (iii) of the immediately preceding sentence, no shares of Common Stock or Company Preferred Stock were reserved for issuance. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Each Company Stock Option (i) was granted in compliance in all material respects with all applicable Laws and all of the terms and conditions of the Company Stock Option Plans pursuant to which it was issued, (ii) has an exercise price per share of Common Stock equal to or greater than the fair market value of a share of Common Stock on the date of such grant and (iii) has a grant date identical to the date on which the Board of Directors of the Company (the "Board of Directors") or compensation committee of the Board of Directors actually awarded such Company Stock Option. Neither the Company nor any of its officers, directors, or employees is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of the Company. No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the stockholders of the Company may vote ("Voting Debt") are issued and outstanding. As of the date of this Agreement, except as set forth elsewhere in this Section 2.2(c), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, repurchase rights, commitments, or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable or exercisable for, any shares of Common Stock or Company Preferred Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company (including any rights plan or agreement). The Company has Previously Disclosed all shares of Company capital stock that have been purchased, redeemed or otherwise acquired, directly or indirectly, by the Company or any Company Subsidiary since December 31, 2008 and all dividends or other distributions that have been declared, set aside, made or paid to the stockholders of the Company since that date.

          (2)   Section 2.2(c)(2) of the Company's Disclosure Schedule sets forth the following information with respect to each Company Stock Option and share of Company Restricted Stock, which is true and correct as of the Capitalization Date: the number of shares of Common Stock subject to such Company Stock Option and the number of shares of Company Restricted Stock, and, as applicable, the grant date, exercise price, number of shares vested or not otherwise subject to restrictions, vesting schedule and the Company Stock Option Plan under which such Company Stock Options or shares of Company Restricted Stock were granted.

          (d)    Authorization.

          (1)   The Company has the corporate power and authority to enter into or issue this Agreement, the Warrants and the Class B Warrants and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement, the Warrants and the Class B Warrants by the Company and the consummation of the transactions contemplated hereby and thereby, including the issuance of Common Stock in accordance with the terms of the Preferred Stock, the issuance of the Warrants and the Class B Warrants and the issuance of the Series B Preferred Stock in accordance with the terms of the Warrants, as applicable, have been duly authorized by the affirmative vote of at least a majority of the directors on the Board of Directors. This Agreement, the Warrants and the Class B Warrants have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Investor, are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer or similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law). No other corporate proceedings are necessary for the execution and delivery by the Company of this Agreement, the Warrants and the Class B Warrants, the performance by the Company of its obligations hereunder and thereunder or the consummation by the Company of the transactions contemplated hereby and thereby, subject to receipt of the approval by the Company's stockholders of the Stockholder Proposals. The only vote of the stockholders of the Company required to approve (i) the conversion of the Preferred Stock into Common Stock is, for purposes of Rule 5635 of the NASDAQ Listing Rules, a majority of the votes cast on such proposal and (ii) the amendment of the Articles of Incorporation to increase the number of authorized shares of Common Stock to 250,000,000 is a majority of the votes cast on such proposal. The Board of Directors has resolved that the transactions contemplated hereby are in the best interests of stockholders of the Company and has determined unanimously to recommend to the stockholders the approval of the Stockholder Proposals.

          (2)   Neither the execution, delivery, and performance by the Company of this Agreement, the Preferred Stock, the Warrants and the Class B Warrants nor the consummation of the transactions contemplated hereby and thereby, nor compliance by the Company with any of the provisions thereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien, upon any of the properties or assets of the Company or any Company Subsidiary under any of the material terms, conditions or provisions of (A) its Articles of Incorporation or bylaws (or similar governing documents) or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any ordinance, permit, concession, grant, franchise, law, statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets except in the case of clause (i)(B) for such violations, conflicts and breaches as would not reasonably be expected to have a Material Adverse Effect on the Company.

          (3)   Other than the securities or blue sky laws of the various states and except as otherwise provided in this Agreement, no material notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the consummation by the Company of the transactions contemplated by this Agreement.

        For purposes of this Agreement, "Class B Warrant" shall mean the Class B warrants of the Company dated as of the date hereof to purchase an aggregate of [    •    ] shares of Series A Preferred Stock.

          (e)    Knowledge as to Conditions.    As of the date of this Agreement, the Company knows of no reason why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents cannot, or should not, be obtained.

          (f)    Financial Statements.    The consolidated balance sheets of the Company and the Company Subsidiaries as of December 31, 2008 and 2007 and related consolidated statements of income, stockholders' equity and cash flows for the three years ended December 31, 2008, together with the notes thereto, and included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the "Company 10-K"), as filed with the U.S. Securities and Exchange Commission (the "SEC"), and the unaudited consolidated balance sheets of the Company and the Company Subsidiaries as of June 30, 2009 and March 31, 2009 and related consolidated statements of income, stockholders' equity and cash flows for the periods then ended, included in the Company's Quarterly Report on Form 10-Q for the periods ended June 30, 2009 and March 31, 2009 (collectively, the "Company Financial Statements"), (1) have been prepared from, and are in accordance with, the books and records of the Company and the Company Subsidiaries, (2) complied as to form, as of their respective date of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (3) have been prepared in accordance with GAAP applied on a consistent basis and (4) present fairly in all material respects the consolidated financial position of the Company and the Company Subsidiaries at the dates set forth therein and the consolidated results of operations, changes in stockholders' equity and cash flows of the Company and the Company Subsidiaries for the periods stated therein (subject to the absence of notes and year-end audit adjustments in the case of interim unaudited statements).

          (g)    Reports.

          (1)   Since December 31, 2006, the Company and each Company Subsidiary have filed all material reports, registrations, documents, filings, statements and submissions together with any required amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the "Company Reports") and have paid all material fees and assessments due and payable in connection therewith. As of their respective filing dates, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities, as the case may be. To the knowledge of the Company, as of the date of this Agreement, there are no outstanding comments from the SEC or any other Governmental Entity with respect to any Company Report. The Company Reports, including the documents incorporated by reference in each of them, each contained all of the information required to be included in it and, when it was filed and as of the date of each such Company Report filed with or furnished to the SEC, such Company Report did not, as of its date or if amended prior to the date of this Agreement, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading and complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, or any successor statute (the "Exchange Act"). No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. To the knowledge of the Company, there are no facts or circumstances that would prevent its chief executive officer and chief financial officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, when next due.

          (2)   The records, systems, controls, data and information of the Company and the Company Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the Company Subsidiaries or accountants (including all means of access thereto and therefrom), except for any nonexclusive ownership and nondirect control that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 2.2(g). The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company's outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting. The Company has no knowledge of any reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due. Since December 31, 2006, (i) neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Company Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.

          (h)    Properties and Leases.    Except for any Permitted Liens, the Company and each Company Subsidiary have good title free and clear of any Liens to all the real and personal property reflected in the Company's consolidated balance sheet as of December 31, 2008 included in the Company 10-K for the period then ended, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business. For purposes of this Agreement, "Permitted Liens" means (i) liens for taxes and other governmental charges and assessments arising in the ordinary course which are not yet due and payable, (ii) Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens arising in the ordinary course of business for sums not yet due and payable, and (iii) other Liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, (i) all leases of real property and all other leases pursuant to which the Company or such Company Subsidiary, as lessee, leases real or personal property are valid and effective in accordance with their respective terms, and (ii) there is not, under any such lease, any existing default by the Company or such Company Subsidiary or any event which, with notice or lapse of time or both, would constitute such a default.

          (i)    Taxes.    Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, each of the Company and the Company Subsidiaries has filed all federal, state, county, local and foreign Tax Returns, including information Tax Returns, required to be filed by it and all such filed Tax Returns are, true, complete and correct in all respects, and paid all Taxes owed by it and no Taxes owed by it or assessments received by it are delinquent. The federal income Tax Returns of the Company and the Company Subsidiaries for the fiscal year ended December 31, 2006, and for all fiscal years prior thereto, are for the purposes of routine audit by the Internal Revenue Service (the "IRS") closed because of the statute of limitations, and no claims for additional Taxes for such fiscal years are pending. Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case that is still in effect, or has pending a request for any such extension or waiver. Neither the Company nor any Company Subsidiary is a party to any pending action or proceeding, nor to the Company's knowledge is any such action or proceeding threatened by any Governmental Entity, for the assessment or collection of Taxes, interest, penalties, assessments or deficiencies that could reasonably be expected to have a Material Adverse Effect on the Company and no issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the Tax Returns, business or properties of the Company or any Company Subsidiary which has not been settled, resolved and fully satisfied, or adequately reserved for (other than those issues that would not reasonably be expected to have a Material Adverse Effect on the Company). Except as would not reasonably be expected to have a Material Adverse Effect on the Company, each of the Company and the Company Subsidiaries has withheld and paid all Taxes that it is required to withhold from amounts owing to employees, creditors or other third parties. Neither the Company nor any Company Subsidiary is a party to, is bound by or has any obligation under any material Tax sharing or material Tax indemnity agreement or similar contract or arrangement other than any contract or agreement between or among the Company and any Company Subsidiary. Neither the Company nor any Company Subsidiary has entered into any "listed transaction" within the meaning of Treasury Regulations Section 1.6011-4(b)(2), or any other transaction requiring disclosure under analogous provisions of state, local or foreign law. Neither the Company nor any Company Subsidiary has liability for the Taxes of any person other than the Company or any Company Subsidiary under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law). Neither the Company nor any Company Subsidiary has been a "distributing corporation" or a "controlled corporation" in any distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable. For the purpose of this Agreement, the term "Tax" (including, with correlative meaning, the term "Taxes") shall mean any and all domestic or foreign, federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers' compensation or net worth, and taxes in the nature of excise, withholding, ad valorem or value added, and the term "Tax Return" means any return, report, information return or other document (including any related or supporting information, and attachments and exhibits) required to be filed with respect to Taxes, including, without limitation, all information returns relating to Taxes of third parties, any claims for refunds of Taxes and any amendment or supplements to any of the foregoing.

          (j)    Absence of Certain Changes.    Since December 31, 2008, except for publicly disclosed ordinary dividends on the Common Stock, the Company has not made or declared any distribution or dividend in cash or in kind to its stockholders or issued or repurchased any shares of its capital stock or other equity interests. Since December 31, 2008, the business and operations of the Company have been conducted in all material respects in the ordinary course of business consistent with past practice, and there has not been:

          (1)   any circumstance, occurrence, or development which, individually or in the aggregate with other circumstances, occurrences, or developments, has had or is reasonably likely to have a Material Adverse Effect on the Company;

          (2)   any material damage, destruction, or other casualty loss with respect to any material asset or property owned, leased, or otherwise used by the Company or any Company Subsidiary, whether or not covered by insurance;

          (3)   any material change in any method of accounting or accounting practice by the Company; or

          (4)   any agreement to do any of the foregoing.

          (k)    Commitments and Contracts.    The Company has Previously Disclosed or provided to the Investor or its representatives, prior to the date hereof, true, correct, and complete copies of each of the following to which the Company or any Company Subsidiary is a party or subject (whether written or oral, express or implied) (each, a "Company Significant Agreement"):

          (1)   any material labor contract or agreement with any labor union;

          (2)   any contract containing covenants that limit in any material respect the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or which involve any material restriction of the geographical area in which, or method by which or with whom, the Company or any Company Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities); and any contract that could require the disposition of any material assets or line of business of the Company or any Company Subsidiary;

          (3)   any joint venture, partnership, strategic alliance, or other similar contract (including any franchising agreement, but in any event excluding introducing broker agreements); and any contract relating to the acquisition or disposition of any material business or material assets (whether by merger, sale of stock or assets, or otherwise), which acquisition or disposition is not yet complete or where such contract contains continuing material obligations or contains continuing indemnity obligations of the Company or any of the Company Subsidiaries;

          (4)   any real property lease and any other lease with annual rental payments aggregating $5,000,000 or more;

          (5)   other than with respect to loans, any contract providing for, or reasonably likely to result in, the receipt or expenditure of more than $5,000,000 on an annual basis, including the payment or receipt of royalties or other amounts calculated based upon revenues or income;

          (6)   any contract or arrangement under which the Company or any of the Company Subsidiaries is licensed or otherwise permitted by a third party to use any Intellectual Property that is material to its business (except for any "shrinkwrap" or "click through" license agreements or other agreements for software that is generally available to the public and has not been customized for the Company or the Company Subsidiaries) or under which a third party is licensed or otherwise permitted to use any Intellectual Property owned by the Company or any of the Company Subsidiaries;

          (7)   any contract that by its terms limits the payment of dividends or other distributions by the Company or any Company Subsidiary;

          (8)   any standstill or similar agreement pursuant to which any party has agreed not to acquire assets or securities of another person;

          (9)   any contract that would reasonably be expected to prevent, materially delay, or materially impede the Company's ability to consummate the transactions contemplated by this Agreement and the other Transaction Documents;

          (10) any contract providing for indemnification by the Company or any Company Subsidiary of any person, except for immaterial contracts entered into in the ordinary course of business consistent with past practice;

          (11) any contract that contains a put, call, or similar right pursuant to which the Company or any Company Subsidiary could be required to purchase or sell, as applicable, any equity interests or assets that have a fair market value or purchase price of more than $5,000,000; and

          (12) any other contract or agreement which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K.

Each of the Company Significant Agreements is valid and binding on the Company and the Company Subsidiaries, as applicable, and in full force and effect. The Company and each of the Company Subsidiaries, as applicable, are in all material respects in compliance with and have in all material respects performed all obligations required to be performed by them to date under each Company Significant Agreement. Neither the Company nor any of the Company Subsidiaries knows of, or has received notice of, any material violation or default (or any condition which with the passage of time or the giving of notice would cause such a violation of or a default) by any party under any Company Significant Agreement. Consummation of the transactions contemplated by this Agreement will not place the Company or any of the Company Subsidiaries in breach or default of any Company Significant Agreement, or trigger any modification, termination or acceleration thereunder. To the Company's knowledge, there are no material transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed material transactions, or series of related transactions between the Company or any Company Subsidiaries, on the one hand, and the

Company, any current or former director or executive officer of the Company or any Company Subsidiaries or any person who Beneficially Owns 5% or more of the Common Shares (or any of such person's immediate family members or Affiliates) (other than Company Subsidiaries), on the other hand.

          (l)    Offering of Securities.    Neither the Company nor any person acting on its behalf has taken any action (including, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Securities to be issued pursuant to this Agreement or any other Transaction Document under the Securities Act and the rules and regulations of the SEC promulgated thereunder) which would subject the offering, issuance, or sale of any of such Securities to be issued to the registration requirements of the Securities Act.

          (m)    Litigation and Other Proceedings; No Undisclosed Liabilities.

          (1)   There is no pending or, to the knowledge of the Company, threatened, claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding against the Company or any Company Subsidiary, nor is the Company or any Company Subsidiary subject to any order, judgment or decree, in each case except as would not reasonably be expected to have a Material Adverse Effect on the Company.

          (2)   Neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent, or otherwise) which are not appropriately reflected or reserved against in the financial statements described in Section 2.2(f) to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since June 30, 2009 in the ordinary course of business consistent with past practice and (ii) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

          (n)    Compliance with Laws and Other Matters; Insurance.    Except as Previously Disclosed, the Company and each Company Subsidiary:

          (1)   in the conduct of its business is in material compliance with all, and the condition and use of its properties does not violate or infringe in any material respect any, applicable material domestic (federal, state or local) or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees applicable thereto or to employees conducting its business, including the Troubled Asset Relief Program, the Sarbanes-Oxley Act of 2002, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act;

          (2)   has all material permits, licenses, franchises, authorizations, orders, and approvals of, and has made all filings, applications, and registrations with, Governmental Entities that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of the Company or such Company Subsidiary; and all such material permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the knowledge of the Company, no material suspension or cancellation of any of them is threatened, and all such filings, applications and registrations are current;

          (3)   currently is complying with and is not under investigation with respect to or, to the knowledge of the Company, has been threatened by any Governmental Entity to be charged with or given notice of any material violation of, all applicable federal, state, local and foreign laws, regulations, rules, judgments, injunctions or decrees;

          (4)   has, except for statutory or regulatory restrictions of general application, not been placed under any material restriction by a Governmental Entity on its business or properties, and except for routine examinations by applicable Governmental Entities, as of the date of this Agreement, received no notification or communication from any Governmental Entity that an investigation by any Governmental Entity with respect to the Company or any of the Company Subsidiaries is pending or threatened;

          (5)   has not, since January 1, 2006 nor to its knowledge, has any other person on behalf of the Company or any Company Subsidiary that qualifies as a "financial institution" under the U.S. Anti-Money Laundering laws, knowingly acted, by itself or in conjunction with another, in any act in connection with the concealment of any currency, securities or other proprietary interest that is the result of a felony as defined in the U.S. Anti-Money Laundering laws ("Unlawful Gains"), nor knowingly accepted, transported, stored, dealt in or brokered any sale, purchase or any transaction of other nature for Unlawful Gains;

          (6)   to the extent it qualifies as a "financial institution" under the U.S. Anti-Money Laundering laws, has implemented in all material respects such anti-money laundering mechanisms and kept and filed all material reports and other necessary material documents as required by, and otherwise complied in all material respects with, the U.S. Anti-Money Laundering laws and the rules and regulations thereunder; and

          (7)   is presently insured, and during each of the past two calendar years (or during such lesser period of time as the Company has owned such Company Subsidiary) has been insured, for reasonable amounts with, to the knowledge of the Company, financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with industry practice, customarily be insured.

          (o)    Labor.    Employees of the Company and the Company Subsidiaries are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees. No labor organization or group of employees of the Company or any Company Subsidiary has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company's knowledge, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, material arbitrations or material grievances, or other material labor disputes pending or, to the Company's knowledge, threatened against or involving the Company or any Company Subsidiary. Each of the Company and the Company Subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours.

          (p)    Company Benefit Plans.

          (1)   "Benefit Plan" means all material employee benefit plans, programs, agreements, contracts, policies, practices, or other arrangements providing benefits to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary contributes or is obligated to contribute or is party, whether or not written, including any material "employee welfare benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any material bonus, incentive, deferred compensation, vacation, stock purchase, stock option or equity award, equity-based severance, employment, change of control, consulting or fringe benefit plan, program, agreement or policy. Each Benefit Plan is listed on Section 2.2(p)(1) of the Company's Disclosure Schedule. True and complete copies of all Benefit Plans listed on Section 2.2(p)(1) of the Company's Disclosure Schedule have been made available to the Investor prior to the date hereof or have been filed with a Company Report.

          (2)   With respect to each Benefit Plan, (A) the Company and the Company Subsidiaries have complied, and are now in compliance, in all material respects, with the applicable provisions of ERISA, and the Internal Revenue Code of 1986, as amended (the "Code") and all other laws and regulations applicable to such Benefit Plan and (B) each Benefit Plan has been administered in all material respects in accordance with its terms. Except as would not reasonably be expected to have a Material Adverse Effect on the Company, none of the Company or the Company Subsidiaries nor any of their respective ERISA Affiliates has incurred any withdrawal liability as a result of a complete or partial withdrawal from a multiemployer plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full. "ERISA Affiliate" means any entity, trade or business, whether or not incorporated, which together with the Company and the Company Subsidiaries would be deemed a "single employer" within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

          (3)   Each Benefit Plan which is subject to ERISA (an "ERISA Plan") that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan") and that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the IRS, covering all tax law changes prior to the Economic Growth and Tax Relief Reconciliation Act of 2001, and the Company is not aware of any circumstances likely to result in revocation of any such favorable determination or opinion letter or the loss of the qualification of such Plan under Section 401(a) of the Code. Neither the Company nor any Company Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Company Subsidiary to a material tax or material penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

          (4)   Neither the Company, any Company Subsidiary nor any ERISA Affiliate (x) sponsors, maintains or contributes to or has within the past six years sponsored, maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) sponsors, maintains or has an obligation to contribute to or has within the past six years sponsored, maintained or had an obligation to contribute to a "multiemployer plan" within the meaning of Section 3(37) of ERISA.

          (5)   None of the execution and delivery of this Agreement, the issuance of the Series A Preferred Stock, the Series B Preferred Stock and the Warrants, nor the shareholder approval or consummation of the transactions contemplated hereby will, whether alone or in connection with another event, (i) result in any material payment or benefit (including severance, unemployment compensation, "excess parachute payment" (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer or director of the Company or any Company Subsidiary from the Company or any Company Subsidiary under any Benefit Plan or any other agreement with any employee, including, for the avoidance of doubt, change in control agreements, (ii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) of the Code, (iii) materially increase any compensation or benefits otherwise payable under any Benefit Plan, (iv) result in any acceleration of the time of payment or vesting of any such benefits, (v) require the funding or increase in the funding of any such benefits, or (vi) result in any limitation on the right of the Company or any Company Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

          (6)   As of the date hereof, there is no material pending or, to the knowledge of the Company threatened, litigation relating to the Benefit Plans. Neither the Company nor any Company Subsidiary has any obligations for retiree health and life benefits under any ERISA Plan or collective bargaining agreement, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company and the Company Subsidiaries.

          (7)   Except as would not reasonably be expected to have a Material Adverse Effect on the Company and except for liabilities fully reserved for or identified in the Company Financial Statements, there are no pending or threatened claims (other than claims for benefits in the ordinary course), lawsuits or arbitrations which have been asserted or instituted against (i) the Benefit Plans, (ii) any fiduciaries thereof with respect to their duties to the Benefit Plans, or (iii) the assets of any of the trusts under any of the Benefit Plans.

          (q)    Status of Securities.    The shares of Series A Preferred Stock, the shares of Series B Preferred Stock and the Warrants to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action of the Company. When issued and sold against receipt of the consideration therefor as provided in this Agreement, such shares of Preferred Stock will be validly issued, fully paid and nonassessable, and such issuance will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other stockholder of the Company. The shares of Common Stock issuable upon the conversion of the Preferred Stock, upon receipt of the approval by the Company's stockholders of the Stockholder Proposals, and the shares of Preferred Stock issuable upon the exercise of the Warrants will, if applicable, have been duly authorized by all necessary corporate action and, when so issued, upon such conversion or exercise will be validly issued, fully paid and nonassessable, and such issuance will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other stockholder of the Company. Each of the Warrants, when executed and delivered by the Company pursuant to this Agreement, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law)).

          (r)    Investment Company.    Neither the Company nor any of the Company Subsidiaries is an "investment company" as defined under the Investment Company Act of 1940, as amended, and neither the Company nor any of the Company Subsidiaries sponsors any person that is such an investment company.

          (s)    Risk Management; Derivatives.    Except as would not reasonably be expected to have a Material Adverse Effect on the Company:

          (1)   The Company and the Company Subsidiaries have in place risk management policies and procedures sufficient in scope and operation to protect against risks of the type and in amounts reasonably expected to be incurred by persons of similar size and in similar lines of business as the Company and the Company Subsidiaries.

          (2)   All derivative instruments, including swaps, caps, floors and option agreements, whether entered into for the Company's own account, or for the account of one or more of the Company Subsidiaries or their customers, were entered into (i) only for purposes of mitigating identified risk and in the ordinary course of business, (ii) in accordance with prudent practices and in compliance with all applicable laws, rules, regulations and regulatory policies, and (iii) with counterparties believed by the Company to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms. Neither the Company nor the Company Subsidiaries, nor any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

          (t)    Foreign Corrupt Practices and International Trade Sanctions.    Neither the Company nor any Company Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations, or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

          (u)    Environmental Liability.    There is no legal, administrative, or other proceeding, claim or action of any nature seeking to impose, or that could result in the imposition of, on the Company or any Company Subsidiary, any liability relating to the release of hazardous substances as defined under any local, state or federal environmental statute, regulation or ordinance, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, pending or, to the Company's knowledge, threatened against the Company or any Company Subsidiary the result of which has a Material Adverse Effect on the Company; to the Company's knowledge, there is no reasonable basis for any such proceeding, claim or action; and to the Company's knowledge, neither the Company nor any Company Subsidiary is subject to any agreement, order, judgment or decree by or with any Governmental Entity or third party imposing any such environmental liability.

          (v)    Anti-Takeover Provisions Not Applicable.    The Board of Directors has taken all necessary action to ensure that the transactions contemplated by the Transaction Documents or any of the transactions contemplated hereby or thereby are not subject to the provisions of Section 60.835 of the Oregon Business Corporation Act (the "OBCA") (including, but not limited to, the approval of such transactions and/or stockholders as contemplated by Section 60.835 of the OBCA and Article VI of the Articles of Incorporation) and Article VI of the Articles of Incorporation, and any other similar "moratorium," "control share," "fair price," "takeover" or "interested stockholder" law, and in the case that such transactions are subject to such provisions or laws, the Board of Directors shall take all necessary action to ensure that such transactions shall be deemed to be exceptions to such provisions or laws, including, but not limited to, the approval of such transactions as contemplated under Section 60.835(1) of the OBCA. The Securities acquired pursuant to the Transaction Documents are not subject to the provisions of Section 60.801 to Section 60.816 of the OBCA.

          (w)    Intellectual Property.    Other than with respect to clause (1) below, except as would not reasonably be expected to result in a Material Adverse Effect on the Company,

          (1)   the Company has Previously Disclosed or provided to the Investor or its representatives, prior to the date hereof, a true, correct, and complete list of all Registered Intellectual Property and material unregistered Intellectual Property that is owned by the Company or any of the Company Subsidiaries, indicating for each item of Registered Intellectual Property, the record owner, the patent, registration or application number (as applicable) and the filing jurisdiction;

          (2)   the Company and each of the Company Subsidiaries owns, or otherwise has sufficient rights (all of which shall survive the consummation of the transactions contemplated hereby) to use (in each case, free and clear of any claims, liens or encumbrances), all Intellectual Property used in their respective businesses as currently conducted;

          (3)   all of the Intellectual Property owned by the Company or any of the Company Subsidiaries is (i) subsisting in the case of Registered Intellectual Property; (ii) to the knowledge of the Company, valid and enforceable; and (iii) not subject to any outstanding order, judgment, decree or agreement adversely affecting the Company's or any of the Company Subsidiaries' use or registration of, or its rights to, such Intellectual Property;

          (4)   to the knowledge of the Company, none of the Company or any of the Company Subsidiaries is infringing, diluting, misappropriating or otherwise violating the Intellectual Property rights of any third party;

          (5)   to the knowledge of the Company, no person is challenging, infringing, diluting, misappropriating or otherwise violating any right of the Company or any of the Company Subsidiaries with respect to any Intellectual Property owned by or licensed to the Company or the Company Subsidiaries;

          (6)   there is no litigation, opposition, cancellation, proceeding, objection or claim pending, asserted or, to the knowledge of the Company, threatened against the Company or any of the Company Subsidiaries concerning the ownership, validity, registerability, enforceability, infringement, dilution, misappropriate, violation or use of, or licensed right to use, any Intellectual Property, and to the knowledge of the Company, no valid basis for any such litigation, opposition, cancellation, proceeding, objection or claim exists;

          (7)   the Company and each of the Company Subsidiaries have taken all reasonable measures to protect their Intellectual Property, and to protect the confidentiality of all Trade Secrets that they own, use or hold, and to the knowledge of the Company, such Trade Secrets have not been used, disclosed to or discovered by any person except pursuant to valid and appropriate non-disclosure and/or license agreements which have not been breached; and

          (8)   (i) the IT Assets owned, used or held for use by the Company or any of the Company Subsidiaries operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required by the Company and each of the Company Subsidiaries in connection their respective businesses, (ii) to the knowledge of the Company, no person has gained unauthorized access to the IT Assets, (iii) the Company and the Company Subsidiaries have implemented reasonable backup and disaster recovery plans and technology consistent with industry practices and (iv) the Company and each of the Company Subsidiaries take all reasonable measures, directly or indirectly, to ensure the confidentiality, privacy and security of employee, customer and other confidential information and to comply with their respective privacy policies or commitments to customers.

        For the purposes of this Agreement, "Intellectual Property" shall mean (i) trademarks, service marks, Internet domain names, logos, product names and slogans, symbols, trade dress, assumed names, fictitious names, trade names, d/b/a's, brand names, business names, corporate names, and any and every other form of trade identity and other indicia of origin, all applications and registrations for the foregoing, including renewals of the same, and all goodwill associated therewith and symbolized thereby; (ii) inventions and discoveries (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, all patents (including utility and design patents, industrial designs and utility models), invention disclosures and applications therefor, including divisions, revisions, supplementary protection certificates, continuations, continuations-in-part and renewal applications, and including extensions, reissues and re-examinations thereof; (iii) published and unpublished works of authorship, whether copyrightable or not (including without limitation databases and other compilations of information, mask works and semiconductor chip rights, computer and electronic data processing programs, operating programs and software, both source code and object code, flow charts, diagrams, and similar items), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof; (iv) trade secrets and other confidential information (including ideas, research and development, know-how, formulae, drawings, prototypes, models, designs, technology, compositions, manufacturing, production and other processes and techniques, schematics, technical data, engineering, production and other designs, drawings, engineering notebooks, industrial models, software and specifications, business methods, customer lists and supplier lists, and any other information meeting the definition of a trade secret under the Uniform Trade Secrets Act) ("Trade Secrets"); (v) all other intellectual property, industrial or similar proprietary; and (vi) all rights to sue for and remedies against past, present and future infringements of, any or all of the foregoing, including the right to receive all proceeds and damages therefrom, and rights of priority and protection of interests therein under the laws of any jurisdiction throughout the world "IT Assets" shall mean computers, computer software, databases, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment, and all associated documentation.

        "Registered Intellectual Property" shall mean all Intellectual Property issued by, registered with, renewed by or the subject of a pending application before any Governmental Entity or Internet domain name registrar.

          (x)    Brokers and Finders.    Except for Sandler O'Neill + Partners, sole placement agent for the Company, neither the Company nor any Company Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for the Company or any Company Subsidiary, in connection with the Transaction Documents or the transactions contemplated hereby and thereby.

          (y)    Agreements with Regulatory Agencies.    Except as Previously Disclosed, neither the Company nor any Company Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2008, has adopted any board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management, or its operations or business (each item in this sentence, a "Regulatory Agreement"). The Company and each Company Subsidiary are in compliance in all material respects with each Regulatory Agreement to which it is party or subject, and neither the Company nor any Company Subsidiary has received any notice from any Governmental Entity indicating that either the Company or any Company Subsidiary is not in compliance in all material respects with any such Regulatory Agreement.

          (z)    Loan Portfolio.    To the knowledge of the Company, the characteristics of the loan portfolio of the Company have not materially changed from the characteristics of the loan portfolio of the Company as of June 30, 2009.

          (aa)    Listing of Common Stock.    The shares of Common Stock into which all of the Preferred Shares (including the shares of Series B Preferred Stock for which the Warrants may be exercised) are convertible have been authorized, to the extent such Common Stock has been authorized under the Articles of Incorporation, for listing on the NASDAQ Stock Market, subject to official notice of issuance.

          (bb)    Directors' and Officers' Insurance.    The Company (i) maintains directors' and officers' liability insurance and fiduciary liability insurance with, to the knowledge of the Company, financially sound and reputable insurance companies with benefits and levels of coverage that have been Previously Disclosed, (ii) has timely paid all premiums on such policies and (iii) there has been no lapse in coverage during the term of such policies.

          (cc)    Section 16.    The Board of Directors has approved the issuance and sale of the Securities, including any acquisition pursuant to the exercise or conversion thereof, in the manner required to exempt the acquisition of such Securities from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

          (dd)    Fees and Expenses.    All closing fees and expenses (including all costs to be incurred to register the Registrable Securities and to obtain stockholder approval of the Stockholder Proposals), the fees and expenses of any Company advisors (including Company counsel and other professional fees), and fees and expenses of any broker or finders that the Company is responsible for (including the fees and expenses of the Company's sole placement agent, Sandler O'Neill + Partners) are not expected to exceed $11,000,000.

          (ee)    [Investment Agreement.    This Agreement is substantially identical in all material respects to the other investment agreements entered into between the Company and the other investors purchasing Securities and Class B Warrants except as to (i) the number of Securities to be purchased and the aggregate purchase price for such Securities (but not the purchase price per Security) set forth in Section 1.2; (ii) provisions relating to the reimbursement of the Investor's fees and expenses, which do not appear in all investment agreements but, in the investment agreements which do contain such provisions, are in the form set forth in Section 3.2 hereof and differ only as to the amount of fees and expenses to be reimbursed; (iii) this Agreement shall not provide for the purchase by Investor of Class B Warrants; (iv) the provisions of Section 3.3(a) hereof providing the Investor with consulting rights that may not appear in other investment agreements; (v) one investment agreement provides as a condition to the obligations of such investor and as an obligation of the Company for the payment of the fees and expenses of Sullivan & Cromwell LLP, counsel to such investor, and (vi) that other investment agreements may not contain the provisions set forth in Sections 2.2(ee), 3.3, 3.4, 3.5, 4.1, 4.2, 4.3 or 4.4 hereof and/or may provide for committee and/or observer appointments.](4)

(4)
Included in the Investment Agreement of one of the investors.

        2.3    Representations and Warranties of the Investor.     Except as Previously Disclosed, the Investor hereby represents and warrants as of the date of this Agreement (except to the extent made only as of a specified date, in which case as of such date), solely with respect to itself and, where expressly indicated, its Affiliates, to the Company that:

          (a)    Organization and Authority.    The Investor is a limited partnership duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on such Investor, and have partnership power and authority to own its properties and assets and to carry on its business as it is now being conducted. The Investor has furnished the Company with a true, correct and complete copy of its certificate of limited partnership through the date of this Agreement.

          (b)    Authorization.

          (1)   The Investor has the partnership power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement by the Investor and the consummation of the transactions contemplated hereby have been duly authorized by the Investor's partnership, as applicable, and no further approval or authorization by any of the partners is required. Subject to such approvals of Governmental Entities as may be required by statute or regulation, this Agreement is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer, or similar laws affecting creditors generally or by general equitable principles (whether applied in equity or at law). No other partnership proceedings are necessary for the execution and delivery by the Investor of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby.

          (2)   Neither the execution, delivery, and performance by the Investor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Investor with any of the provisions hereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien upon any of the properties or assets of such Investor under any of the material terms, conditions or provisions of (A) its certificate of limited partnership or partnership agreement, as applicable, or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of such Investor may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or, to the knowledge of the Investor, any judgment, ruling, order, writ, injunction or decree applicable to such Investor or any of its respective properties or assets except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not reasonably be expected to have a Material Adverse Effect on the Investor.

          (3)   Other than the securities or blue sky laws of the various states, no material notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the consummation by the Investor of the transactions set forth in this Agreement.

          (c)    Purchase for Investment.    The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws. The Investor (1) is acquiring the Securities pursuant to an exemption from registration under the Securities Act for its own account solely for investment with no present intention or plan to distribute any of the Securities to any person nor with a view to or for sale in connection with any distribution thereof, (2) will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Securities and of making an informed investment decision, and (4) is an "accredited investor" (as that term is defined by Rule 501 of the Securities Act). Without limiting any of the foregoing, neither the Investor nor any of its Affiliates has taken, and the Investor will not, and will cause its Affiliates not to, take any action that would otherwise cause the Securities to be subject to the registration requirements of the Securities Act.

          (d)    Ownership.    As of the date of this Agreement, the Investor is not the owner of record or the Beneficial Owner of shares of Common Stock, securities convertible into or exchangeable for Common Stock, or any other equity or equity-linked security of the Company or any Company Subsidiary.

          (e)    Financial Capability.    The Investor has immediately available funds necessary to consummate the Closing, as of the date of the Closing, on the terms and conditions contemplated by this Agreement.

          (f)    Knowledge as to Conditions.    As of the date of this Agreement, the Investor knows of no reason why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents cannot, or should not, be obtained.

          (g)    Brokers and Finders.    Neither the Investor nor its Affiliates or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for the Investor, in connection with the Transaction Documents or the transactions contemplated hereby and thereby.

ARTICLE III

Covenants

        3.1    Filings; Other Actions.

          (a)   The Investor and the Company will cooperate and consult with each other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings, and other documents, and to obtain all necessary permits, consents, orders, approvals, and authorizations of, or any exemption by, all third parties and Governmental Entities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and the other Transaction Documents, to perform covenants contemplated by this Agreement and the other Transaction Documents, it being agreed that the Investor shall make or file any such applications, notices, petitions or filings required to be made by it with Governmental Entities in connection with the transactions contemplated by this Agreement. Each party shall execute and deliver both before and after the Closing such further certificates, agreements, and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters. In particular, the Investor agrees that it will use its reasonable best efforts to promptly obtain, and the Company will use its reasonable best efforts to help the Investor promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings and registrations with, and notifications to, or expiration or termination of any applicable waiting period, all notices to and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, for the transactions contemplated by the Transaction Documents. Notwithstanding anything herein to the contrary, the Investor and its Affiliates are not subject to any covenant or agreement under this Agreement to file any application or notice under the BHC Act or the Change in Bank Control Act of 1978 (the "CBC Act") in connection with any of the transactions as contemplated hereby. The Investor and the Company will each have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, with respect to all the information relating to the other party, and any of their respective subsidiaries, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees to keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby. The Investor and the Company shall promptly furnish each other to the extent permitted by applicable laws with copies of written communications received by them or their subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement or by any other Transaction Document.

          (b)   The Company shall call a special meeting of its stockholders, as promptly as reasonably practicable after the date of this Agreement to vote on proposals (collectively, the "Stockholder Proposals") to (i) approve the issuance of Common Stock upon conversion of the Series A Preferred Stock and Series B Preferred Stock (including the Series B Preferred Stock issuable upon the exercise of the Class C Warrants) for purposes of Rule 5635 of the NASDAQ Listing Rules and (ii) amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to 250,000,000. The Board of Directors shall unanimously recommend to the Company's stockholders that such stockholders approve the Stockholder Proposals, and shall not modify or withdraw such resolution. In connection with such meeting, the Company shall promptly prepare (and the Investor will reasonably cooperate with the Company to prepare) and file (but in no event more than 30 days following the Closing Date) with the SEC a preliminary proxy statement, shall use its reasonable best efforts to solicit proxies for such stockholder approval, and shall use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related to such stockholders' meeting to be mailed to the Company's stockholders as promptly as practicable after clearance by the SEC. The Company shall notify the Investor promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to such stockholders' meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its stockholders such an amendment or supplement. The Investor and the Company each agree to correct promptly any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with the Investor prior to mailing any proxy statement, or any amendment or supplement thereto, and provide the Investor with reasonable opportunity to comment thereon. The directors' recommendation described in this Section 3.1 shall be included in the proxy statement filed in connection with obtaining such stockholder approval. In the event that the approval of any of the Stockholder Proposals is not obtained at such special stockholders' meeting in accordance with the requirements of NASDAQ and the Oregon Business Corporation Act, the Company shall include a proposal to approve (and, the Board of Directors shall unanimously recommend approval of) such Stockholder Proposal(s) at a subsequent special meeting of its stockholders to be held no later than 60 days therefrom. If such stockholder approval is not obtained prior to March 1, 2010, the Class D Warrant issued to the Investor shall become exercisable on such date for [    •    ] shares of Series B Preferred Stock at any time thereafter. At such time as the Stockholder Proposals are approved by the stockholders in accordance with the requirements of NASDAQ and the Oregon Business Corporation Act, the Class D Warrant shall expire. Immediately upon approval by stockholders of the increase in the Company's authorized number of shares of Common Stock and Preferred Stock as provided above, the Company shall amend its Articles of Incorporation to include such increase.

          (c)   Each party agrees, upon request, to furnish the other party with all information concerning itself, its subsidiaries, Affiliates, directors, officers, partners, and stockholders and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with such stockholders' meeting and any other statement, filing, notice, or application made by or on behalf of such other party or any of its subsidiaries to any Governmental Entity in connection with Transaction Documents.

          (d)   From the date of this Agreement, until the date when approval of the Stockholder Proposals is obtained, the Company shall not, directly or indirectly, amend, modify, or waive, and the Board of Directors shall not recommend approval of any proposal to the stockholders having the effect of amending, modifying, or waiving any provision in the Articles of Incorporation in any manner adverse to the Investor or any other holder of Securities issued pursuant to this Agreement, including, for the avoidance of doubt, any amendment, modification, or waiver that has the effect of exempting any person (other than the Investor or any other holder of the Securities issued pursuant to this Agreement) from the stock ownership restrictions set forth in Subsection A of Article VI of the Articles of Incorporation.

          (e)   From the date of this Agreement, the Company shall take all actions necessary to ensure that none of the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the stockholder approval of the Stockholder Proposals will constitute a "change in control" or "change of control" within the meaning of any Benefit Plan.

        3.2    Expenses.     The Company shall [(i) directly reimburse the fees and expenses of Sullivan & Cromwell LLP, counsel to the Investor,](5) and [(ii) compensate the Investor for all expenses in connection with due diligence efforts, the negotiation and preparation of the Transaction Documents and undertaking of the transactions contemplated by the Transaction Documents (including out-of-pocket due diligence expenses and professional fees incurred by or on behalf of the Investor or its Affiliates in connection with the transactions contemplated hereby, but excluding the purchase or exercise price for any of the Securities) in an amount equal to $[    •    ], whether or not incurred.](6) The Company shall be responsible for all closing and annual administrative fees and expenses (including all costs incurred to register the Registrable Securities and to obtain stockholder approval of the Stockholder Proposals), the fees and expenses of any Company advisors (including Company counsel and other professional fees), SEC registration fees and related expenses, and fees and expenses of any broker or finders for which the Company is responsible. The Company shall pay its sole placement agent, Sandler O'Neill + Partners, for the placement of all Preferred Stock and Warrants issued on the date hereof an amount equal to $7.5 million, of which $5 million will be due and payable at Closing and the remaining $2.5 million will be due and payable immediately upon approval of the Stockholder Proposals. Other than as set forth in this Section 3.2 and Section 4.10(b), each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under the Transaction Documents.

(5)
Included in the Investment Agreement of one of the investors.

(6)
Included in the Investment Agreements of certain key investors.

        3.3    [Access, Information and Confidentiality.

          (a)   From the date of this Agreement, until the date when the shares of Common Stock owned by the Investor in the aggregate represent less than 4.9% of all of the outstanding Common Shares (counting for such purposes all shares of Common Stock into or for which the Securities owned by the Investor are directly or indirectly convertible or exercisable[,which for the avoidance of doubt shall include any Securities or any shares of Series B Preferred Stock held by the Investor](7) and excluding as shares owned and outstanding all Common Shares issued by the Company after the Closing Date other than as contemplated by this Agreement and the Securities), the Company will ensure that upon reasonable notice, the Company and its subsidiaries will afford to the Investor and its representatives (including officers and employees of the Investor, and counsel, accountants and other professionals retained by the Investor) (i) such access during

(7)
Included in the Investment Agreement of one of the investors.

  normal business hours to its books, records (excluding Tax Returns and associated work papers), properties and personnel and to such other information as the Investor may reasonably request [and (ii) reasonable opportunities to routinely consult with and advise the management of the Company and its subsidiaries, on matters relating to the operation of the Company. The Company agrees to consider, in good faith, the recommendations of the Investor or its designated representative in connection with the matters on which it is consulted as described above, recognizing that the ultimate discretion with respect to all such matters shall be retained by the Company.](8)

          (b)   Each party to this Agreement will hold, and will cause its respective subsidiaries and their directors, officers, employees, agents, consultants, and advisors to hold, in strict confidence, unless disclosure to a Governmental Entity is necessary or appropriate in connection with any necessary regulatory approval or unless compelled to disclose by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any Governmental Entity, all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, "Information") concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party on a nonconfidential basis, (2) in the public domain through no fault of such party, or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants, and advisors and, to the extent permitted above, to bank regulatory authorities.](9)

        3.4    [Press Release.(10)     Within one (1) business day of the execution of this Agreement, the Company shall issue the press release substantially in the form and substance of Exhibit H attached hereto and file such press release with the SEC as an exhibit to a Current Report on Form 8-K. Except as required by applicable law or the listing rules of the NASDAQ Stock Market, the Company shall not make any additional public releases with respect to this Agreement or the subject matter hereof. Whenever any party determines, based upon the advice of such party's counsel, that a public announcement or other disclosure is required by or advisable with respect to any applicable law or the listing rules of the NASDAQ Stock Market, the parties shall discuss with each other in good faith prior to the making of such public announcement or other disclosure.]

        3.5    [Board Representative.(11)     Notwithstanding Section 4.4, as soon as permitted by applicable laws and regulations, the Company shall cause the election or appointment, as the case may be, of the Board Representative to the Company's Board of Directors [(including, at the option of the Board Representative, appointment to the Company's Governance & Nominating Committee, Executive Committee, and Loan, Investment & Asset/Liability Committee (or any successor committees thereto), so long as the Board Representative qualifies to serve on such committees under applicable rules of the NASDAQ)](12) and the board of directors of West Coast Bank, in each case in accordance with all legal and governance requirements regarding service and election or appointment as a director of the Company and West Coast Bank, and such election or appointment shall be in full force and effect.]

(8)
Included in the Investment Agreement of one of the investors.

(9)
Included in the Investment Agreements of certain investors.

(10)
Included in the Investment Agreements of certain investors.

(11)
Included in the Investment Agreements of two investors.

(12)
Included in the Investment Agreement of one investor.

ARTICLE IV

Additional Agreements

        4.1    [Agreement.(13)    The Investor agrees, until the date that is thirty-six months from the Closing Date, that without the prior written approval of the Company, neither it nor any of its Affiliates will, directly or indirectly, in any way acquire, offer or propose to acquire or agree to acquire, other than as specifically contemplated in the Transaction Documents, Beneficial Ownership of any equity securities of the Company if such acquisition would result in the Investor or its Affiliates having Beneficial Ownership of more than 4.9% of the outstanding equity securities of the Company (for the avoidance of doubt, the Beneficial Ownership of the Investor and its Affiliates for the purposes of this Section 4.1 is calculated by dividing (x) the sum of the (i) the number of shares of Common Stock held by the Investor (if any) and (ii) the number of shares of Common Stock represented by the Preferred Stock held by the Investor on an as-converted basis by (y) the sum of (i) the number of shares of Common Stock outstanding and (ii) the number of shares of Common Stock represented by the Preferred Stock held by all Investors on an as-converted basis).] [Agreement.(14) The Investor agrees that until such time as it and its Affiliates no longer own 5% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which shares of any Securities owned by the Investor are directly or indirectly convertible or exercisable[, which for the avoidance of doubt shall include any Securities or any shares of Series B Preferred Stock held by the Investor](15)) (the "Qualifying Ownership Interest"), without the prior written approval of the Company, that neither it nor any of its Affiliates will, directly or indirectly:

(13)
Included in the Investment Agreements of certain investors.

(14)
Included in the Investment Agreements of certain investors.

(15)
Included in the Investment Agreement of one of the investors.

          (a)   in any way acquire, offer or propose to acquire or agree to acquire, other than as specifically contemplated in the Transaction Documents, Beneficial Ownership of any Voting Securities if such acquisition would result in the Investor or its Affiliates having Beneficial Ownership of more than 9.9% of the outstanding shares of a class of voting securities (within the meaning of the BHC Act and Regulation Y) or Common Stock of the Company (for the avoidance of doubt, for purposes of calculating the Beneficial Ownership of the Investor and its Affiliates hereunder, (x) any security that is convertible into, or exercisable for, any such voting securities or Common Stock that is Beneficially Owned by the Investor or its Affiliates shall be treated as fully converted or exercised in accordance with its terms, as the case may be, into the underlying voting securities or Common Stock, and (y) any security convertible into, or exercisable for, the Common Stock that is Beneficially Owned by any person other than the Investor or any of its Affiliates shall not be taken into account);

          (b)   make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined under Regulation 14A under the Exchange Act, disregarding clause (iv) of Rule 14a-1(l)(2) and including any otherwise exempt solicitation pursuant to Rule 14a-2(b)) to vote, or seek to advise or influence any person or entity with respect to the voting of, any Voting Securities of the Company;

          (c)   call or seek to call a meeting of the stockholders of the Company or initiate any stockholder proposal for action by stockholders of the Company, form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Voting Securities, or seek, propose or otherwise act alone or in concert with others, to influence or control the management, board of directors or policies of the Company; provided that the Investor and its Affiliates shall not be considered a "group" for the purposes of this Section 4.1(c);

          (d)   bring any action or otherwise act to contest the validity of this Section 4.1 (provided that neither the Investor nor any of its Affiliates shall be restricted from contesting the applicability of this Section 4.1 to the Investor or any of its Affiliates under any particular circumstance) or seek a release of the restrictions contained herein, or make a request to amend or waive any provision of this Section 4.1;

          (e)   enter into or agree, offer, propose or seek (whether publicly or otherwise) to enter into any acquisition transaction, merger or other business combination relating to all or part of the Company or any of the Company Subsidiaries or any acquisition transaction for all or part of the assets of the Company or any Company Subsidiary or any of their respective businesses; or

          (f)    publicly disclose any intention, plan or arrangement inconsistent with any of the foregoing or take any action that would reasonably be expected to require the Company to make a public announcement regarding the possibility of any of the events described in clauses (a) through (e) above;

provided, nothing in this Section 4.1 shall prevent the Investor or its Affiliates from voting any Voting Securities then Beneficially Owned by the Investor or its Affiliates in any manner; provided, further, that nothing in clauses (b), (c) or (e) of this Section 4.1 shall apply to the Investor's Board Representative solely in his or her capacity as a director of the Company or West Coast Bank.

        For purposes of this Agreement, "Voting Securities" shall mean at any time shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

        Notwithstanding the foregoing, the parties hereto agree that nothing in this Section 4.1 shall apply to any portfolio company with respect to which the Investor is not the party exercising control over the decision to purchase Voting Securities or to vote such Voting Securities; provided that the Investor does not provide to such entity any nonpublic information concerning the Company or any Company Subsidiary and such portfolio company is not acting at the request or direction of or in coordination with the Investor; and provided, further, that ownership of such shares is not attributed to the Investor under the BHC Act and the rules and regulations promulgated thereunder or any written interpretation of the foregoing by the staff of the Board of Governors of the Federal Reserve System (the "Federal Reserve") that has not been rescinded.

        Notwithstanding the foregoing restrictions, if, at any time, (i) there occurs a Change in Control or (ii) any person (other than an Investor or its Affiliate) shall have commenced and not withdrawn a bona fide public tender or exchange offer which if consummated would result in a Change in Control, then the limitations set forth in this Section 4.1 (other than in Section 4.1(a)) shall not be applicable to the Investor for so long as the conditions described in this paragraph continue.

        For purposes of this Agreement,

        "Change in Control" means, with respect to the Company, the occurrence of any one of the following events:

          (1)   any person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate number of the Voting Securities; provided, however, that the event described in this clause (1) will not be deemed a Change in Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; provided that such holdings or acquisitions by any such plan (other than any plan maintained under 401(k) of the Code) do not exceed 50% of the then outstanding Voting

  Securities, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) pursuant to a Non-Qualifying Transaction;

          (2)   the event described in clause (1) above in this definition of "Change in Control" (substituting all references to 50% in such clause for "24.9%"), and in connection with such event, individuals who, on the date of this Agreement, constitute the Board of Directors (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors; provided, that any person becoming a director subsequent to the date of this Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (3) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that each Board Representative will be treated as an Incumbent Director even if the person designated to be such Board Representative should change;

          (3)   the consummation of a merger, consolidation, statutory share exchange, or similar transaction that requires adoption by the Company's stockholders (a "Business Combination"), unless immediately following such Business Combination: (x) more than 50% of the total voting power of the corporation resulting from such Business Combination (the "Surviving Corporation"), or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Voting Securities were converted pursuant to such Business Combination), and (y) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company's Board of Directors approved the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (x) and (y) above will be deemed a "Non-Qualifying Transaction");

          (4)   the stockholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets; or

          (5)   the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in clauses (1) through (4) of this definition above.]

        4.2    [No Rights Agreement.     The Company shall not enter into any poison pill agreement, stockholders' rights plan or similar agreement that shall limit the rights of the Investor to acquire up to the cap set forth in Section 4.1(a) unless such poison pill agreement, stockholders' rights plan or similar agreement grants an exemption or waiver to the Investor immediately effective upon execution of such plan or agreement that would allow the Investor to acquire up to the cap set forth in Section 4.1(a).](16)

(16)
Included in the Investment Agreements of certain investors.

        4.3    [Gross-Up Rights.(17)

(17)
Included in the Investment Agreements of five investors.

          (a)    Sale of New Securities.    For so long as the Investor, together with its Affiliates, owns 5% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which any securities owned by the Investor are directly or indirectly convertible or exercisable and, for the avoidance of doubt, including as shares owned and outstanding all Common Shares issued by the Company after the Closing) (before giving effect to any issuances triggering provisions of this Section), if at any time after the date hereof the Company makes any public or nonpublic offering or sale of any equity (including Common Stock, preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component (such as, an "equity kicker") (including any hybrid security) (any such security, a "New Security") (other than (i) securities (including rights and shares of a new series of junior participating preferred stock) issued pursuant to a stockholder rights plan designed to preserve the utilization of tax benefits (a "382 Rights Plan"); provided that Holders of the Preferred Stock and the Warrants participate in such distribution under such 382 Rights Plan as if they held the number of shares of Common Stock represented by such Preferred Stock and such Warrants on an as-converted and as-exercised basis; (ii) an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock not less than $2.00, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights; provided that the Company will use its best efforts to ensure that such rights offering, including exercise of such right, is completed as soon as practicable, but in no event later than March 1, 2010 (a "Permitted Rights Offering"); (iii) any Common Stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated to be issued as of the date hereof; (iv) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company's stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company's employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; or (v) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction) at a price per share for such New Security (or conversion or exchange price per share) that is less than 90% of the Market Price on the last trading day preceding the date of the agreement with respect to the issuance of such New Securities, then the Investor shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms (except that, to the extent permitted by law and the Articles of Incorporation and bylaws of the Company, the Investor may elect to receive such securities in nonvoting form, convertible into voting securities in a widely dispersed or public offering) as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities. The amount of New Securities that the Investor shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the sum of (i) the number of shares of Common Stock held by the Investor, if any, (ii) the number of shares of Common Stock represented by the Preferred Stock held by the Investor on an as-converted basis as of such date and (iii) the number of shares of Common Stock represented by the Warrants held by the Investor on an as-exercised basis as of such date, and the denominator of which is the sum of (i) the number of shares of Common Stock then outstanding, (ii) the number of shares of Common Stock represented by the Preferred Stock and (iii) the number of shares of Common Stock represented by any Company Preferred Stock and warrants held by any other person, in each of clauses (ii) and (iii) on an as-converted basis as of such date. Notwithstanding anything herein to the contrary, in no event shall the Investor have the right to purchase securities hereunder to the extent such purchase would result in such Investor exceeding the ownership limitation set forth in Section 4.1(a). For the purposes of this Section 4.3, the "Market Price" of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Stock Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Stock Market on any date of determination, the closing price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

          (b)    Notice.    In the event the Company proposes to offer or sell New Securities, it shall give the Investor written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than ten business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering. The Investor shall have ten business days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 4.3 and as to the amount of New Securities the Investor desires to purchase, up to the maximum amount calculated pursuant to Section 4.3(a). Such notice shall constitute a nonbinding indication of interest of the Investor to purchase the amount of New Securities so specified at the price and other terms set forth in the Company's notice to it. The failure of the Investor to respond within such ten business day period shall be deemed to be a waiver of such Investor's rights under this Section 4.3 only with respect to the offering described in the applicable notice.

          (c)    Purchase Mechanism.    If the Investor exercises its rights provided in this Section 4.3, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within 30 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or stockholder approvals). Each of the Company and the Investor agrees to use its commercially reasonable efforts to secure any regulatory or stockholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

          (d)    Failure of Purchase.    In the event the Investor fails to exercise its rights provided in this Section 4.3 within said 10 business day period or, if so exercised, the Investor is unable to consummate such purchase within the time period specified in Section 4.3(c) above because of its failure to obtain any required regulatory or stockholder consent or approval, the Company shall thereafter be entitled (during the period of 60 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 90 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.3 by the Investor or which the Investor is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such securities than were specified in the Company's notice to the Investor. Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or stockholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five business days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Investor in the manner provided above.

          (e)    Non-Cash Consideration.    In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

          (f)    Cooperation.    The Company and the Investor shall cooperate in good faith to facilitate the exercise of the Investor's rights under this Section 4.3, including to secure any required approvals or consents.]

        4.4    [Governance Matters.(18)

(18)
Two of the investors received the right to maintain representation on the Board of Directors of West Coast Bancorp and West Coast Bank. Two other investors received the right to have board observers.

          (a)   Except as provided in Section 3.5, the Company shall cause the Board Representative to be elected or appointed to, as the case may be, subject to all legal and governance requirements regarding service and election or appointment as a director of the Company and to the approval of the Company's Governance and Nominating Committee (the "Governance Committee") (such approval not to be unreasonably withheld or delayed), the Board of Directors for as long as the Investor, together with its Affiliates, has a Qualifying Ownership Interest and, solely for purposes of this Section 4.4, excluding as shares owned and outstanding all Common Shares issued by the Company after the Closing Date, other than as contemplated by this Agreement and the Securities). The Company will recommend to its stockholders the election of the Board Representative to the Board of Directors at the Company's annual meeting, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the approval of the Governance Committee (such approval not to be unreasonably withheld or delayed). If the Investor no longer has a Qualifying Ownership Interest, the Investor will have no further rights under Sections 4.4(a) through 4.4(c) and, in each case at the written request of the Board of Directors, shall use all reasonable best efforts to cause its Board Representative to resign from the Board of Directors as promptly as possible thereafter. The Investor shall promptly inform the Company if and when it ceases to hold a Qualifying Ownership Interest in the Company. [At the option of the Board Representative, the Board of Directors shall cause such Board Representative to be appointed to the Company's Governance & Nominating Committee, Executive Committee, and Loan, Investment, & Asset/Liability Committee (or any successor committees thereto), so long as the Board Representative qualifies to serve on such committees under applicable rules of the NASDAQ and the Company's corporate governance guidelines and the charters of such committees.](19)

(19)
Included in the Investment Agreement of one of the investors.

          (b)   The Board Representative shall, subject to applicable law, be the Company's and the Governance Committee's nominee to serve on the Board of Directors. The Company shall use its reasonable best efforts to have the Board Representative elected as a director of the Company by the stockholders of the Company and the Company shall solicit proxies for the Board Representative to the same extent as it does for any of its other Company nominees to the Board of Directors.

          (c)   Subject to Section 4.4(a), upon the death, resignation, retirement, disqualification, or removal from office as a member of the Board of Directors of the Board Representative, the Investor shall have the right to designate the replacement for such Board Representative, which replacement shall satisfy all legal and governance requirements regarding service as a director of the Company and shall be reasonably acceptable to the Company. The Board of Directors shall use its reasonable best efforts to take all action required to fill the vacancy resulting therefrom with such person (including such person, subject to applicable law, being the Company's and the Governance Committee's nominee to serve on the Board of Directors, using all reasonable best efforts to have such person elected as director of the Company by the stockholders of the Company and the Company soliciting proxies for such person to the same extent as it does for any of its other nominees to the Board of Directors).

          (d)   The Company hereby agrees that, from and after the Closing Date, for so long as the Investor has a Qualifying Ownership Interest, excluding as shares owned and outstanding all Common Shares issued by the Company after the Closing Date, other than as contemplated by this Agreement and the Securities, and does not have a Board Representative currently serving on the Board of Directors (or has a Board Representative whose appointment is subject to receipt of regulatory approvals), the Company shall, subject to applicable law, invite a person designated by the Investor and reasonably acceptable to the Company (the "Observer") to attend meetings of the Board of Directors (including any meetings of committees thereof) in a nonvoting observer capacity. The Observer shall be entitled to attend such meetings only in the event the Investor does not have a Board Representative. If the Investor no longer has a Qualifying Ownership Interest, excluding as shares owned and outstanding all Common Shares issued by the Company after the Closing Date, other than as contemplated by this Agreement and the Securities, the Investor will have no further rights under this Section 4.4(d).

          (e)   The Board Representative shall be entitled to compensation and indemnification in connection with his or her role as a director to the same extent as other directors on the Board of Directors, and the Board Representative or Observer, as the case may be, shall be entitled to reimbursement for reasonable documented, out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof in accordance with the Company policies. The Company shall notify the Board Representative or the Observer, as the case may be, of all regular meetings and special meetings of the Board of Directors and of all regular and special meetings of any committee of the Board of Directors. The Company shall provide the Board Representative or the Observer, as the case may be, with copies of all notices, minutes, consents and other material that it provides to all other members of the Board of Directors concurrently as such materials are provided to the other members.

          (f)    For purposes of this Agreement, "Board Representative" means such person designated by the Investor to be elected or appointed to the Board of Directors in accordance with all legal and governance requirements regarding service and election or appointment as a director of the Company or (ii) any individual designated as a replacement Board Representative pursuant to Section 4.4(c) hereof. For purposes of this Agreement, "Observer" means [    •    ].]

        4.5    Legend.

          (a)   The Investor agrees that all certificates or other instruments representing the Securities subject to this Agreement will bear a legend substantially to the following effect:

            "(i)  THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

             (ii)  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF OCTOBER 23, 2009, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER."

          (b)   Upon request of the Investor, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act or applicable state laws, as the case may be, the Company shall promptly cause clause (i) of the legend to be removed from any certificate for any Securities to be so transferred and clause (ii) of the legend shall be removed upon the expiration of such transfer and other restrictions set forth in this Agreement. The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

        4.6    Reservation for Issuance; Exchange Listing.     The Company will reserve that number of shares of Common Stock and Preferred Stock sufficient for issuance upon exercise or conversion of Securities owned at any time by the Investor without regard to any limitation on such exercise or conversion; provided that in the case of the Preferred Stock, the Company will reserve such sufficient number of shares of Common Stock following the approval of the Stockholder Proposals, and in the case of the Warrants, the Company will reserve such sufficient number of shares of Series B Preferred Stock and Common Stock. The Company shall cause the shares of Common Stock reserved for issuance pursuant to the exercise or conversion of the Securities to be approved for listing on the NASDAQ Stock Market, subject to official notice of issuance.

        4.7    Certain Transactions.     The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

        4.8    Extension Periods.     Notwithstanding anything to the contrary contained in the Transaction Documents, if there exists a period (the "Section 16(b) Period") during which any Investor's purchase, sale, exercise, exchange or conversion of any Security pursuant to any Transaction Document would result in liability under Section 16(b) of the Exchange Act, as amended, or the rules and regulations promulgated thereunder, the period during which such Security may be purchased, sold, exercised, exchanged or converted, as the case may be, if prescribed by such Transaction Document, shall be extended for the equivalent number of days of such Section 16(b) Period (the "Extension Period"), with such Extension Period beginning on the later of (a) the expiration date of such Security, if any, or (b) the date of the end of such Section 16(b) Period.

        4.9    Indemnity.

          (a)   The Company agrees to indemnify and hold harmless the Investor and its Affiliates and each of their respective officers, directors, partners, employees and agents, and each person who controls the Investor within the meaning of the Exchange Act and the rules and regulations promulgated thereunder, to the fullest extent lawful, from and against any and all actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including reasonable attorneys' fees and disbursements), amounts paid in settlement and other costs (collectively, "Losses") arising out of or resulting from (1) any inaccuracy in or breach of the Company's representations or warranties in Sections 2.2(a), (b), (c), (d)(1), (d)(2)(i)(A), (d)(3), (l), (q), (x) and (aa) of this Agreement, (2) the Company's breach of agreements or covenants made by the Company in this Agreement and the Warrants or (3) any Losses arising out of or resulting from any legal, administrative or other proceedings instituted by any Governmental Entity, stockholder of the Company or any other person (other than the Investor and its Affiliates and the Company and the Company Subsidiaries) arising out of the transactions contemplated by this Agreement and the terms of the Securities (other than any Losses attributable to the acts, errors or omissions on the part of the Investor, but not including the transactions contemplated hereby).

          (b)   The Investor agrees to indemnify and hold harmless each of the Company and its Affiliates and each of their respective officers, directors, partners, employees and agents, and each person who controls the Company within the meaning of the Exchange Act and the rules and regulations promulgated thereunder, to the fullest extent lawful, from and against any and all Losses arising out of or resulting from (1) any inaccuracy in or breach of the Investor's representations or warranties in Sections 2.3 (a), (b)(1), (b)(2)(i)(A), (b)(3), (c), (d) and (g) of this Agreement or (2) the Investor's breach of agreements or covenants made by the Investor in this Agreement.

          (c)   A party entitled to indemnification hereunder (each, an "Indemnified Party") shall give written notice to the party indemnifying it (the "Indemnifying Party") of any claim with respect to which it seeks indemnification promptly after the discovery by such Indemnified Party of any matters giving rise to a claim for indemnification; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.9 unless and to the extent that the Indemnifying Party shall have been actually prejudiced by the failure of such Indemnified Party to so notify such party. Such notice shall describe in reasonable detail such claim. In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnified Party shall be entitled to hire, at the cost and expense of the Indemnifying Party counsel and conduct the defense thereof; provided, however, that the Indemnifying Party shall only be liable for the legal fees and expenses of one law firm for all Indemnified Parties, taken together with regard to any single action or group of related actions, upon agreement by the Indemnified Parties and the Indemnifying Parties. If the Indemnifying Party assumes the defense of any claim, all Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to the claim, and any Indemnified Party shall cooperate in the defense or prosecution of such claim. Such cooperation shall include the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The Indemnifying Party further agrees that it will not, without the Indemnified Party's prior written consent (which shall not be unreasonably withheld or delayed), settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification has been sought hereunder unless such settlement or compromise includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, claim or proceeding.

          (d)   For purposes of the indemnity contained in Sections 4.9(a)(1) and 4.9(b)(1), all qualifications and limitations set forth in the parties' representations and warranties as to "materiality," "Material Adverse Effect" and words of similar import, shall be disregarded in determining whether there shall have been any inaccuracy in or breach of any representations and warranties in this Agreement.

          (e)   The obligations of the Indemnifying Party under this Section 4.9 shall survive the transfer, redemption or conversion of the Securities issued pursuant to this Agreement, or the closing or termination of the Transaction Documents, provided, that in the event of any transfer of the Securities to a third party, the Indemnifying Party shall have no obligations under this Section 4.9 to the transferee. The indemnity provided for in this Section 4.9 shall be the sole and exclusive monetary remedy of Indemnified Parties after the Closing for any inaccuracy of any of the representations and warranties contained in Sections 2.2(a), (b), (c), (d)(1), (d)(2)(i)(A), (d)(3), (l), (q), (x) and (aa) and Sections 2.3(a), (b)(1), (b)(2)(i)(A), (b)(3), (c), (d) and (g) of this Agreement or any other breach of any covenant or agreement contained in this Agreement; provided that nothing herein shall limit in any way any such parties' remedies in respect of fraud, intentional misrepresentation or omission or intentional misconduct by the other party in connection with the transactions contemplated hereby. No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof. The indemnification rights contained in this Section 4.9 are not limited or deemed waived by any investigation or knowledge by the Indemnified Party prior to or after the date hereof.

          (f)    Any indemnification payments pursuant to this Section 4.9 shall be treated as an adjustment to the Purchase Price for the Securities for U.S. federal income and applicable state and local Tax purposes, unless a different treatment is required by applicable law.

        4.10    Registration Rights.

          (a)    Registration.

          (1)   Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as reasonably practicable after the Closing Date (and in any event no later than the date that is 60 days after the Closing Date (the "Registration Deadline")), the Company shall have prepared and filed with the SEC a Shelf Registration Statement (defined below) covering all Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective not later than the Registration Deadline and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). If the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement.

          (2)   Any registration pursuant to this Section 4.10(a) shall be effected by means of a shelf registration under the Securities Act (a "Shelf Registration Statement") in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415. If the Investor or any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 4.10(c); provided, that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the expected gross proceeds from such offering exceed $20 million. The lead underwriters in any such distribution shall be selected by the holders of a majority of the Registrable Securities to be distributed and be reasonably acceptable to the Company.

          (3)   The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 4.10(a): (i) with respect to securities that are not Registrable Securities; (ii) during any Scheduled Black-out Period; or (iii) if the Company has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its security holders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or underwritten offering for a period of not more than 45 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (A) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (B) not more than twice in any 12-month period and not more than 90 days in the aggregate in any 12-month period.

          (4)   [Whenever the Company proposes to register any of its equity securities, other than a registration pursuant to Section 4.10(a)(1) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date) and (subject to clause (6) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company's notice (a "Piggyback Registration"). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback

  Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 4.10(a)(4) prior to the effectiveness of such registration, whether or not the Investor or any other Holders have elected to include Registrable Securities in such registration. "Special Registration" means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form), (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans and (iii) securities with respect to a Permitted Rights Offering or 382 Rights Plan.

          (5)   If the registration referred to in Section 4.10(a)(4) is proposed to be underwritten, the Company will so advise the Investor and all other Holders as a part of the written notice given pursuant to Section 4.10(a)(4). In such event, the right of the Investor and all other Holders to registration pursuant to this Section 4.10(a) will be conditioned upon such persons' participation in such underwriting and the inclusion of such persons' Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Investor.

          (6)   Except as otherwise disclosed to the Investor, the Company represents and warrants that it has not granted to any holder of its securities and agrees that it shall not grant "piggyback" registration rights to one or more third parties to include their securities in the Shelf Registration Statement or in an underwritten offering under the Shelf Registration Statement pursuant to Section 4.10(a)(2). If a Piggyback Registration under Section 4.10(a)(4) relates to an underwritten primary offering on behalf of the Company, and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 4.10(a)(4), the securities the Company proposes to sell, (ii) second, Registrable Securities of the Investor and all other Holders who have requested registration of Registrable Securities pursuant to Section 4.10(a)(2) or 4.10(a)(4), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.](20)

  (20)
  "Piggyback" registration rights included in the Investment Agreements of certain investors.

          (b)    Expenses of Registration.    All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

          (c)    Obligations of the Company.    The Company shall use its reasonable best efforts for so long as there are Registrable Securities outstanding, to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it becomes eligible for such status in the future (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

          (1)   Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to this Section 4.10(c), and keep such registration statement effective or such prospectus supplement current until the securities described therein are no longer Registrable Securities.

          (2)   Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (3)   Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

          (4)   Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (5)   Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (6)   Give written notice to the Holders:

            (i)    when any registration statement filed pursuant to Section 4.10(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

            (ii)   of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

            (iii)  of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

            (iv)  of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

            (v)   of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

            (vi)  if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 4.10(c)(10) cease to be true and correct.

          (7)   Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 4.10(c)(6)(iii) at the earliest practicable time.

          (8)   Upon the occurrence of any event contemplated by Section 4.10(c)(5) or 4.10(c)(6)(v), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 4.10(c)(6)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company's expense) other than permanent file copies then in such Holder's or underwriter's possession. The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 60 days.

          (9)   Use reasonable best efforts to procure the cooperation of the Company's transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

          (10) If an underwritten offering is requested pursuant to Section 4.10(a)(2), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in "road shows," similar sales events and other marketing activities), (i) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) use its reasonable best efforts to obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. Notwithstanding anything contained herein to the contrary, the Company shall not be required to enter into any underwriting agreement or permit any underwritten offering absent an agreement by the applicable underwriter(s) to indemnify the Company in form, scope and substance as is customary in underwritten offerings by the Company.

          (11) Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

          (12) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or the NASDAQ Stock Market, as determined by the Company.

          (13) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

          (14) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          (d)    Suspension of Sales.    During any Scheduled Black-out Period and upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until termination of such Scheduled Black-out Period or until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 60 days.

          (e)    Termination of Registration Rights.    A Holder's registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

          (f)    Furnishing Information.

          (1)   Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

          (2)   It shall be a condition precedent to the obligations of the Company with respect to the Investor and/or the selling Holders to take any action pursuant to Section 4.10(c) that the Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

          (g)    Indemnification.

          (1)   The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder's officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an "Indemnitee"), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf such Indemnitee "by means of" (as defined in Rule 159A) a "free writing prospectus" (as defined in Rule 405) that was not authorized in writing by the Company.

          (2)   If the indemnification provided for in Section 4.10(g)(1) is unavailable to an Indemnitee with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.10(g)(2) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.10(g)(1). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

          (h)    Assignment of Registration Rights.    The rights of the Investor to registration of Registrable Securities pursuant to Section 4.10(a) may be assigned by the Investor to a transferee or assignee of Registrable Securities to which (i) there is transferred to such transferee no less than $1 million in Registrable Securities and (ii) such transfer or assignment is permitted under the terms hereof; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

          (i)    Holdback.    With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to this Section 4.10, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed ten days prior and 60 days following the effective date of such offering or such longer period up to 90 days as may be requested by the managing underwriter. The Company also agrees to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter.

          (j)    Rule 144; Rule 144A Reporting.    With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

          (1)   make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

          (2)   file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d) (4) and the Securities Act);

          (3)   so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

          (4)   take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

          (k)   As used in this Section 4.10, the following terms shall have the following respective meanings:

          (1)   "Holder" means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.10(h) hereof.

          (2)   "Holders' Counsel" means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

          (3)   "Register," "registered," and "registration" shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3 or other form approved by the holders of a majority of Registrable Securities available for sales of securities pursuant to Rule 415 under the Securities Act.

          (4)   "Registrable Securities" means (A) all Common Stock, Preferred Stock, and Warrants held by the Investor from time to time, (B) the shares of Common Stock or Preferred Stock issued on the date hereof or issuable pursuant to the conversion of the Preferred Stock or exercise of the Warrants and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) or (B) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they shall have ceased to be outstanding or (iii) they have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at one time.

          (5)   "Registration Expenses" means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.10, including, without limitation, all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred by the Company in connection with any "road show," the reasonable fees and disbursements of Holders' Counsel, and expenses of the Company's independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

          (6)   "Rule 144," "Rule 144A," "Rule 158," "Rule 159A," "Rule 405" and "Rule 415" mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

          (7)   "Scheduled Black-out Period" means the period from and including the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter.

          (8)   "Selling Expenses" means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders' Counsel included in Registration Expenses).

          (l)    At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 4.10 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Sections 4.10(a)(4)-(6) in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder's rights or obligations under Section 4.10(f) with respect to any prior registration or Pending Underwritten Offering. "Pending Underwritten Offering" means, with respect to any Holder forfeiting its rights pursuant to this Section 4.10(l), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 4.10(a)(2) or 4.10(a)(4) prior to the date of such Holder's forfeiture.

        4.11    Articles of Amendment.     At or prior to the Closing, the Company shall file the Series A Preferred Stock Articles of Amendment for the Series A Preferred Stock and the Series B Preferred Stock Articles of Amendment for the Series B Preferred Stock with the Office of the Secretary of State of Oregon, and such Series A Preferred Stock Articles of Amendment or Series B Preferred Stock Articles of Amendment, as the case may be, shall be in full force and effect.

        4.12    [Transfer Restrictions.(21)

(21)
Included in the Investment Agreements of the two Investors with Board Representatives.

          (a)    Restrictions on Transfer.    Except as otherwise permitted in this Agreement or as provided in the terms of the applicable Security, the Investor will not transfer, sell, assign or otherwise dispose of ("Transfer") any Securities acquired pursuant to this Agreement, except as follows: (i) following the date that is twelve months from the Closing Date, Investor may Transfer any or all of the Securities owned by the Investor from time to time; and (ii) if the approval by the Company's stockholders of the Stockholder Proposals shall not have been obtained by March 1, 2010, the Investor may Transfer 50% of the Common Stock, Preferred Stock and the Warrants owned by the Investor during the period commencing on such date and ending on the date that is twelve months after the Closing Date.

          (b)    Investor Permitted Transfers.    Notwithstanding Section 4.12(a), the Investor shall be permitted to Transfer any portion or all of its Securities at any time under the following circumstances:

          (1)   Transfers by the Investor to (i) any Affiliate of the Investor under common control with the Investor's ultimate parent, general partner or investment advisor (any such transferee shall be included in the term "Investor") or (ii) any limited partner or shareholder of the Investor, but in each case only if the transferee agrees in writing for the benefit of the Company (with a copy thereof to be furnished to the Company) to be bound by the terms of this Agreement;

          (2)   Transfers, if, at any time, (i) the Company has entered into a definitive agreement, the consummation of which would result in a Change in Control or (ii) any person shall have commenced and not withdrawn a bona fide public tender or exchange offer which if consummated would result in a Change of Control;

          (3)   In the event that, as a result of (i) any share repurchases, recapitalizations, redemptions or similar actions by the Company not caused by the Investor or (ii) any change in the amount of Securities held by the Investor resulting from the adjustment or exchange provisions or other terms of the Securities, the Investor reasonably determines, based on the advice of legal counsel and following consultation with the Company and, if the Company reasonably so requests, the Federal Reserve, that unless it disposes of all or a portion of its Securities, it or any of its Affiliates could reasonably be deemed to "control" the Company for purposes of the BHC Act, the CBC Act or any rules or regulations promulgated thereunder (or any successor provision), then the Investor shall be permitted to Transfer the portion of the Securities reasonably necessary to avoid such control determination.

          (c)   Any attempted sale, transfer or other disposition by an Investor which is in violation of this Section 4.12 shall be null and void.]

        4.13    Additional Regulatory Matters.

          (a)   So long as the Investor has a Qualifying Ownership Interest:

          (1)   each of the Company and the Investor agrees to cooperate and use its reasonable best efforts to ensure, including by communicating with each other with respect to their respective purchases of Common Stock, that neither the Investor nor any of its Affiliates will become, or control, a "bank holding company" within the meaning of the BHC Act and the CBC Act; and

          (2)   the Company shall not knowingly take any action which would reasonably be expected to pose a substantial risk that the Investor or any of its Affiliates will become, or control, a "bank holding company" within the meaning of the BHC Act, including undertaking any redemption, recapitalization, or repurchase of Common Stock, of securities or rights, options, or warrants to purchase Common Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock in each case, where the Investor is not given the right to participate in such redemption, recapitalization, or repurchase to the extent of the Investor's pro rata proportion; provided, however, that the Company shall not be deemed to have violated this Section 4.13(a)(2) if it has given the Investor the opportunity to participate in such redemption, recapitalization, or repurchase to the extent of the Investor's pro rata proportion and the Investor fails to so participate.

          (b)   Notwithstanding anything in this Agreement, including the provisions of Section 4.13(a), in no event will the Investor or any of its Affiliates be obligated to:

          (1)   Without limiting clause (b)(2) below, (A) propose or accept any divestiture of any of the Investor's or any of its Affiliates' assets, or (B) accept any operational restriction on the Investor's or any of its Affiliates' business, or agree to take any action that limits the Investor's or its Affiliates' commercial practices in any way (except as they relate to the Company and the Company Subsidiaries) to obtain any consent, acceptance or approval of any Governmental Entity to consummate the transactions; or

          (2)   Propose or agree to accept any term or condition or otherwise modify the terms of this Agreement or any other Transaction Document, including, for the avoidance of doubt, the terms or the amount of the Securities to be delivered by the Company under this Agreement, to obtain any consent, acceptance, approval of any Governmental Entity to the consummation of the transactions contemplated by this Agreement and the other Transaction Documents if such term, condition, modification or confirmation would (A) materially adversely affect (with respect to the Investor or its Affiliates) any material term of the transactions, or (B) adversely affect (with respect to the Investor or its Affiliates) any material financial term of the transactions contemplated by this Agreement and the other Transaction Documents.

        4.14    Gateway Report.     The Investor hereby acknowledges that (i) the Gateway Asset Management Due Diligence Report was prepared by Gateway Asset Management Company, LLC, (ii) the Investor relied solely on such report for the information contained therein and (iii) the Investor did not rely on any third party, including the Company, in evaluating such information.

ARTICLE V

Miscellaneous

        5.1    Survival.     Each of the representations and warranties set forth in this Agreement shall survive the Closing under this Agreement but only for a period of 15 months following the Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and thereafter shall expire and have no further force and effect; provided that the representations and warranties in Sections 2.2(a), 2.2(b), 2.2(c), 2.2(d), 2.3(a) and 2.3(b) shall survive indefinitely and the representations and warranties in Section 2.2(i) shall survive until the expiration of the applicable statutory periods of limitations. Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

        5.2    Amendment.     No amendment or waiver of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

        5.3    Waivers.     No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each party's obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

        5.4    Counterparts and Facsimile.     For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

        5.5    Governing Law.     This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. The parties hereto irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

        5.6    Waiver of Jury Trial.     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        5.7    Notices.     Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

          (1)   If to the Investor:

      with a copy to (which copy alone shall not constitute notice):

          (2)   If to the Company:

      West Coast Bancorp
      5335 Meadows Road, Suite 201
      Lake Oswego, Oregon 97035
      Attn: Richard Rasmussen, General Counsel
      Facsimile: (503) 684-0781

      with copies to (which copy alone shall not constitute notice):

      Wachtell, Lipton, Rosen & Katz LLP
      51 West 52nd Street
      New York, New York 10019
      Attn: Craig M. Wasserman
                Richard K. Kim
                Matthew M. Guest

      Facsimile: (212) 403-2000

        5.8    Entire Agreement, etc.     This Agreement (including the Exhibits, Schedules, and Disclosure Schedules hereto) and the Transaction Documents constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof; the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, and with respect to the Investor, its permitted assigns; and this Agreement will not be assignable by operation of law or otherwise (any attempted assignment in contravention hereof being null and void), except that the Investor shall be permitted to assign its rights or obligations hereunder (i) to any Affiliate entity, but only if the transferee agrees in writing for the benefit of the Company (with a copy thereof to be furnished to the Company (any such transferee shall be included in the term "Investor")); provided, further, that no such assignment shall relieve the Investor of any of its obligations under this Agreement and (ii) as and to the extent provided in Section 4.10. For the avoidance of doubt, the confidentiality agreement by and between the Company and the Investor, shall be void and supplanted by the terms of this Agreement.

        5.9    Other Definitions.     Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement. When used herein:

          (1)   the term "subsidiary" means those corporations, banks, savings banks, associations and other persons of which such person owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity;

          (2)   the term "Affiliate" means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise;

          (3)   the word "or" is not exclusive;

          (4)   the words "including," "includes," "included" and "include" are deemed to be followed by the words "without limitation";

          (5)   the terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

          (6)   "business day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Oregon generally are authorized or required by law or other governmental actions to close;

          (7)   "person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act;

          (8)   "Beneficially Own," "Beneficial Owner" and "Beneficial Ownership" are defined in Rules 13d-3 and 13d-5 of the Exchange Act; and

          (9)   "knowledge of the Company" or "Company's knowledge" means the actual knowledge of the officers of the Company listed on Disclosure Schedule 5.9(9).

        5.10    Captions.     The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

        5.11    Severability.     If any provision of this Agreement or the application thereof to any person (including, the officers and directors of the Investor and the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

        5.12    No Third Party Beneficiaries.     Nothing contained in this Agreement, expressed or implied, is intended to confer or shall confer upon any person other than the express parties hereto, any benefit right or remedies, except that the provisions of Sections 4.9 and 4.10 shall inure to the benefit of the persons referred to in those Sections to the extent provided therein. The representations and warranties set forth in Article II and the covenants set forth in Articles III and IV have been made solely for the benefit of the parties to this Agreement and (a) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (b) have been qualified by reference to the Disclosure Schedules of each party, each of which contains certain disclosures that are not reflected in the text of this Agreement; and (c) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company.

        5.13    Time of Essence.     Time is of the essence in the performance of each and every term of this Agreement.

        5.14    Public Announcements.     Subject to each party's disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement or the other Transaction Documents, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which shall not be unreasonably withheld, conditioned, or delayed), and each party shall coordinate with the other with respect to any such news release or public disclosure.

        5.15    Specific Performance.     The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

* * *

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

WEST COAST BANCORP
By:	Name: Title:
Investor
By:	Name: Title:

[Signature Page to Investment Agreement]

Annex B

PROPOSED AMENDMENT TO ARTICLE II.A OF
THE RESTATED ARTICLES OF INCORPORATION OF WEST COAST BANCORP

        The introductory paragraph to Article II of the Restated Articles of Incorporation of West Coast Bancorp is hereby amended and restated as follows:

        "The corporation is authorized to issue 260,000,000 shares of stock divided into two classes as follows:"

        Article II, Section A of the Restated Articles of Incorporation of West Coast Bancorp is hereby amended and restated as follows:

        "Common Stock. 250,000,000 shares of common stock which shall have unlimited voting rights, subject only to such voting rights as may be specified in respect of preferred stock, and shall have the right to receive the net assets of the corporation upon dissolution, subject only to prior payment of such amount of the net assets of the corporation as may be specified in respect of shares of preferred stock."

B-1

Annex C

TO BE EFFECTIVE: OCTOBER 23, 2009

FORM OF

ARTICLES OF AMENDMENT

TO DESIGNATE THE TERMS OF

MANDATORILY CONVERTIBLE

CUMULATIVE

PARTICIPATING PREFERRED STOCK, SERIES A

OF

WEST COAST BANCORP

Pursuant to Section 60.131 of the Oregon
Business Corporation Act

        WEST COAST BANCORP, a corporation organized and existing under the laws of the State of Oregon (the "Company"), in accordance with the provisions of Sections 60.004, 60.131, 60.134 and 60.301 of the Oregon Business Corporation Act, DOES HEREBY CERTIFY:

        The board of directors of the Company (the "Board of Directors"), in accordance with the Articles of Incorporation and the Bylaws of the Company and applicable law, adopted the following Articles of Amendment on October 22, 2009 with an effective date of October 23, 2009, creating a series of Preferred Stock of the Company designated as "Mandatorily Convertible Cumulative Participating Preferred Stock, Series A". The designation and number of shares of such series, and the voting and other powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

        Section 1.    Designation and Number of Shares.    There is hereby created out of the authorized and unissued shares of preferred stock of the Company a series of preferred stock designated as the "Mandatorily Convertible Cumulative Participating Preferred Stock, Series A" (the "Series A Preferred Stock"). The number of shares constituting such series shall be 2,000,000. The Series A Preferred Stock shall have no par value.

        Section 2.    Ranking.    The Series A Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) on a parity with Series B Preferred Stock and each other class or series of equity securities of the Company, if any, the terms of which do not expressly provide that such class or series will rank senior or junior to the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as "Parity Securities"), and (ii) senior to the Company's common stock, no par value (the "Common Stock") and each other class or series of capital stock outstanding or established after the Effective Date by the Company the terms of which expressly provide that it ranks junior to the Series A Preferred Stock as to dividend rights and/or as to rights on liquidation, winding-up and dissolution of the Company (collectively referred to as "Junior Securities"). The Company has the right to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders; provided, however, that for as long as the Approvals Date has not occurred and the Series A Preferred Stock remains outstanding, no preferred stock of the Company that would rank senior to the Series A Preferred Stock or the Series B Preferred Stock may be issued without, in each case, the express approval of the Holders of at least three-quarters of the issued and outstanding Series A Preferred Stock and Series B Preferred Stock, voting as a single class.

        Section 3.    Definitions.    Unless the context or use indicates another meaning or intent, the following terms shall have the following meanings, whether used in the singular or the plural:

        (a)      "382 Rights Plan" means a stockholder rights plan designed to preserve the utilization of tax benefits and assets and the associated declaration, issuance and exercise of related securities (including rights and shares of a new series of junior participating preferred stock).

        (b)      "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

        (c)      "Applicable Conversion Price" means the Conversion Price in effect at any given time.

        (d)      "Approvals Date" means, with respect to the shares of Series A Preferred Stock of any Holder, the day that is the fifth Business Day after the day on which the Company shall have obtained stockholder approval in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act for all of the Stockholder Proposals.

        (e)      "Articles of Amendment" means this Articles of Amendment to designate the terms of Mandatorily Convertible Cumulative Participating Preferred Stock, Series A, of West Coast Bancorp, dated October 23, 2009.

        (f)       "Articles of Incorporation" means the Restated Articles of Incorporation of the Company, as may be amended from time to time.

        (g)      "Base Price" means $2.00.

        (h)      "Base Value" means the product of (x) the Base Price and (y) 50.

        (i)       "Board of Directors" means the board of directors of the Company.

        (j)       "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in the State of Oregon are generally required or authorized by law to be closed.

        (k)      "Bylaws" means the Bylaws of the Company as may be amended from time to time.

        (l)       "Class C Warrant" means a Class C warrant of the Company to purchase shares of Series B Preferred Stock.

        (m)     "Closing Price" of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Stock Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Stock Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

        For purposes of this Articles of Amendment, all references herein to the "Closing Price" and "last reported sale price" of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Stock Market shall be such closing sale price and last reported sale price as reflected on the website of the NASDAQ Stock Market (http://www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the NASDAQ Stock Market shall govern. If a Reorganization Event has occurred and (1) the Exchange Property consists only of shares of common stock, the "Closing Price" shall be based on the closing sale price per share of such common stock; (2) the Exchange Property consists only of cash, the "Closing Price" shall be the cash amount paid per share; and (3) the Exchange Property consists of securities, cash and/or other property, the "Closing Price" shall be based on the sum, as applicable, of (x) the closing sale price of such common stock, (y) the cash amount paid per share and (z) the value (as determined by the Board of Directors, acting in good faith, from time to time) of any other securities or property paid to the holders of the Common Stock in connection with the Reorganization Event.

        (n)      "Common Stock" has the meaning set forth in Section 2.

        (o)      "Company" means West Coast Bancorp, an Oregon corporation.

        (p)      "Conversion Date" means a Mandatory Conversion Date or a Reorganization Conversion Date.

        (q)      "Conversion Price" means for each share of Series A Preferred Stock, the Base Price, subject to adjustment as set forth herein.

        (r)      "Current Market Price" means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the ten (10) consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

        (s)      "Dividend Payment Date" has the meaning set forth in Section 4(a).

        (t)       "Dividend Period" has the meaning set forth in Section 4(a).

        (u)      "Effective Date" means the date on which shares of the Series A Preferred Stock are first issued.

        (v)      "Exchange Property" has the meaning set forth in Section 11(a).

        (w)     "Ex-Date", when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

        (x)      "Holder" means the Person in whose name the shares of the Series A Preferred Stock are registered, which may be treated by the Company as the absolute owner of the shares of Series A Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.

        (y)      "Junior Securities" has the meaning set forth in Section 2.

        (z)      "Liquidation Preference" means, as to the Series A Preferred Stock, $100 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Stock).

        (aa)    "Mandatory Conversion Date" means, with respect to shares of Series A Preferred Stock of any Holder, the Approvals Date; provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

        (bb)    "Notice of Mandatory Conversion" has the meaning set forth in Section 9(a).

        (cc)    "Ownership Limit" means at the time of determination, 9.9% of any class of Voting Securities of the Company outstanding at such time. Any calculation of a Holder's percentage ownership of the outstanding Voting Securities of the Company for purposes of this definition shall be made in accordance with the relevant provisions of Regulation Y of the Board of Governors of the Federal Reserve System.

        (dd)    "Parity Securities" has the meaning set forth in Section 2.

        (ee)    "Permitted Rights Offering" shall mean an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock not less than $2.00, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights; provided that the Company will use its best efforts to ensure that such rights offering, including exercise of such right, is completed as soon as practicable and in no event later than March 1, 2010.

        (ff)     "Person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

        (gg)    "Preferred Stock" means any and all series of preferred stock of the Company, including the Series A Preferred Stock.

        (hh)    "Record Date" has the meaning set forth in Section 4(a).

        (ii)      "Regulatory Approvals" means, as to any Holder, to the extent applicable and required to permit such Holder to convert such Holder's shares of Series A Preferred Stock into Common Stock and to own such Common Stock without such Holder being in violation of applicable law, rule or regulation, the receipt or making of approvals and authorizations of, filings and registrations with, notifications to, or determinations by any U.S. federal, state or foreign governmental authority or self-regulatory organization, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

        (jj)      "Reorganization Conversion Date" means, with respect to the shares of Series A Preferred Stock of any Holder, the date of the consummation of the Reorganization Event or, if later, the first date on which all Regulatory Approvals with respect to the conversion of such shares shall have been obtained or made; provided, however, that if a Reorganization Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Reorganization Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

        (kk)    "Reorganization Event" has the meaning set forth in Section 11(a).

        (ll)      "Series A Preferred Stock" has the meaning set forth in Section 1.

        (mm) "Series B Preferred Stock" means the Mandatorily Convertible Cumulative Participating Preferred Stock, Series B, of the Company.

        (nn)    "Stockholder Proposals" means the stockholder proposals to (i) approve the issuance of Common Stock upon conversion of the Series A Preferred Stock and Series B Preferred Stock (including the Series B Preferred Stock issuable upon the exercise of Class C Warrants) for purposes of Rule 5635 of the NASDAQ Listing Rules and (ii) amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to 250,000,000.

        (oo)    "Trading Day" means a day on which the shares of Common Stock:

          (i)       are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

          (ii)      have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

        (pp)    "Voting Securities" means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

        Section 4.    Dividends.    (a) From and after the Effective Date and prior to March 1, 2010, Holders shall be entitled to receive, when, as and if declared by the Board of Directors, out of the funds legally available therefor, dividends in the amount determined as set forth in Section 4(b)(i), and no more. In the event that the Stockholder Proposals are not approved by the holders of Common Stock in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act prior to March 1, 2010, from and after March 1, 2010, Holders shall be entitled to receive, when, as and if declared by the Board of Directors, out of the funds legally available therefor, cumulative cash dividends in the amount determined as set forth in Section 4(b)(ii), and no more; provided, however, from and after such date as the Stockholder Proposals are approved in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act, Holders shall be entitled to receive, when, as and if declared by the Board of Directors, out of the funds legally available therefor, dividends in the amount determined as set forth in Section 4(b)(i), and no more. Except as otherwise provided herein, such dividends shall be payable quarterly in arrears (as provided below in this Section 4(a)), but only when, as and if declared by the Board of Directors, on March 15, June 15, September 15 and December 15 (each, a "Dividend Payment Date"), commencing on December 15, 2009; provided, that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on Series A Preferred Stock on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day, unless such immediately succeeding Business Day falls in the next calendar month, in which case such Dividend Payment Date shall instead be (and any such dividend shall instead be payable on) the immediately preceding Business Day. Dividends on Series A Preferred Stock shall accrue at any time that dividends on the Series A Preferred Stock are cumulative (whether or not in any dividend period or periods (each, a "Dividend Period") there shall be funds of the Company legally available for the payment of such dividends and whether or not such dividends are authorized or declared) and accrued dividends shall accumulate to the extent not paid on the Dividend Payment Date first following the Dividend Period for which they accrue. As used herein, the term "accrued" with respect to dividends includes both accrued and accumulated dividends.

        Dividends that are payable on Series A Preferred Stock on any Dividend Payment Date will be payable to holders of record of Series A Preferred Stock as they appear on the stock register of the Company on the applicable record date, which shall be the 15th calendar day before such Dividend Payment Date or such other record date fixed by the Board of Directors or a duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a "Record Date"). Any such day that is a Record Date shall be a Record Date whether or not such day is a Business Day.

        Each Dividend Period shall commence on and include a Dividend Payment Date (other than the initial Dividend Period, which shall commence on and include the date of original issue of the Series A Preferred Stock, provided that, for any share of Series A Preferred Stock issued after such original issue date, the initial Dividend Period for such shares may commence on and include such other date as the Board of Directors or a duly authorized committee of the Board of Directors shall determine and publicly disclose) and shall end on and include the calendar day preceding the next Dividend Payment Date. Dividends payable on the Series A Preferred Stock in respect of any Dividend Period shall be computed by the Company on the basis of a 360-day year and the actual number of days elapsed in such Dividend Period, except that dividends for the initial period will be calculated from the original issue date. Dividends payable in respect of a Dividend Period shall be payable in arrears (i.e., on the first Dividend Payment Date after such Dividend Period).

        (b)   (i) Subject to Section 4(a), if the Board of Directors declares and pays a dividend or other distribution in respect of Common Stock (other than with respect to a Permitted Rights Offering or 382 Rights Plan; provided that Holders of Series A Preferred Stock participate in such distribution under such 382 Rights Plan as if their shares of Series A Preferred Stock were converted into shares of Common Stock pursuant to Section 8 hereof), then the Board of Directors shall declare and pay to the Holders of the Series A Preferred Stock, on the same dates on which such dividend or other distribution is declared and paid on the Common Stock, a dividend or other distribution in an amount per share of Series A Preferred Stock equal to the product of (x) the per share dividend or other distribution declared and paid in respect of each share of Common Stock and (y) the number of shares of Common Stock into which such shares of Series A Preferred Stock is convertible as of the Record Date for such dividend or distribution.

          (ii)   Subject to Section 4(a), the dividend rate, and the rate at which dividends shall accrue, on each share of Series A Preferred Stock, for each Dividend Period, shall be at an annual rate equal to 15%, calculated with respect to the Base Value of a share of Series A Preferred Stock.

        (c)   Dividends in arrears on the Series A Preferred Stock in respect of a Dividend Period not declared for payment or to the extent not paid on the first Dividend Payment Date following the Dividend Period for which they accrue may be declared by the Board of Directors and paid on any date fixed by the Board of Directors, whether or not a Dividend Payment Date, to the holders of record of Series A Preferred Stock as they appear on the stock register of the Company on a record date selected by the Board of Directors, which shall (a) not precede the date the Board of Directors declares the dividend payable and (b) not be more than 60 days prior to the date the dividend is paid.

        (d)   At any time prior to the Approvals Date, so long as any share of Series A Preferred Stock remains outstanding, (1) no dividend or interest shall be declared and paid or set aside for payment and no distribution shall be declared and made or set aside for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) or trust preferred securities and (2) no shares of Junior Securities or trust preferred securities shall be purchased, redeemed or otherwise acquired by the Company, directly or indirectly. The foregoing limitations shall not apply (i) with respect to a Permitted Rights Offering; (ii) to redemptions, purchases or other acquisitions of shares of Junior Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan; (iii) to any declaration of a dividend in connection with any stockholders' rights plan, or the issuance of rights, stock or other property under any stockholders' rights plan, or the redemption or repurchase of rights pursuant thereto; and (iv) to conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of the Junior Securities.

        (e)   So long as any shares of Series A Preferred Stock remain outstanding, no dividends shall be declared or paid or set aside for payment on any Parity Securities for any period (other than with respect to a Permitted Rights Offering or 382 Rights Plan) unless full dividends on all outstanding shares of Series A Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding shares of Series A Preferred Stock. To the extent the Company declares dividends on the Series A Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Company shall allocate the dividend payments on a pro rata basis among the holders of the shares of Series A Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the pro rata allocation of partial dividend payments, the Company shall allocate those payments so that the respective amounts of those payments bear the same ratio to each other as all accrued and unpaid dividends per share on the Series A Preferred Stock and all Parity Securities bear to each other.

        (f)    At any time that dividends on the Series A Preferred Stock are not cumulative, and if a Conversion Date with respect to any share of Series A Preferred Stock is prior to the record date for the payment of any dividend on the Common Stock, the Holder of such share of Series A Preferred Stock will not have the right to receive any corresponding dividends on the Series A Preferred Stock. At any time that dividends on the Series A Preferred Stock are not cumulative, and if the Conversion Date with respect to any share of Series A Preferred Stock is after the Record Date for any declared dividend and prior to the payment date for that dividend, the Holder thereof shall receive that dividend on the relevant payment date if such Holder was the Holder of record on the Record Date for that dividend. Any accrued and unpaid cumulative dividends on the Series A Preferred Stock shall be payable in cash on the Conversion Date.

        Section 5.    Liquidation.    (a) In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive, for each share of the Series A Preferred Stock, the sum of (i) liquidating distributions in an amount equal to the Liquidation Preference, plus any accrued but unpaid dividends thereon to and including the date of such liquidation, out of assets legally available for distribution to the Company's stockholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities and (ii) after all distributions have been made to Holders pursuant to clause (i) of this sentence, liquidating distributions, as determined by the Company (or the trustee or other Person or Persons administering its liquidation, dissolution or winding-up in accordance with applicable law) as of a date that is at least ten (10) Business Days before the first liquidating distribution is made on Series A Preferred Stock, that would be made on the number of shares of Common Stock equal to the Base Value divided by the Applicable Conversion Price as if all of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock had been converted into Common Stock on such date of determination, out of assets legally available for distribution to the Company's stockholders, simultaneous with any distribution of assets made to the holders of the Common Stock. The Company shall notify each Holder of the amount it has calculated pursuant to this Section 5 by first-class mail, postage prepaid, addressed to the Holders at their respective last addresses appearing on the books of the Company. Such mailing shall be made not later than five Business Days before the first liquidating distribution is made on shares of Series A Preferred Stock.

        (b)   In the event the assets of the Company available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series A Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

        (c)   The Company's consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Company, or the sale of all or substantially all of the Company's property or business will not constitute its liquidation, dissolution or winding-up.

        Section 6.    Maturity.    The Series A Preferred Stock shall be perpetual unless converted in accordance with this Articles of Amendment.

        Section 7.    Redemptions.

        (a)    Redemption.    The shares of Series A Preferred Stock are not redeemable by the Company.

        (b)    No Sinking Fund.    The Series A Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions.

        Section 8.    Conversion.

        (a)   Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series A Preferred Stock of a Holder, such Holder's shares of Series A Preferred Stock shall automatically convert into shares of Common Stock as set forth below. The number of shares of Common Stock into which a share of Series A Preferred Stock shall be convertible shall be determined by dividing the Base Value by the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof), provided that cash will be paid in lieu of fractional shares in accordance with Section 13 hereof.

        (b)   Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to receive shares of Common Stock upon any conversion of Series A Preferred Stock pursuant to this Section 8 or Section 11 to the extent (but only to the extent) that at such time (1) the Holder does not have any required Regulatory Approvals or (2) such receipt would cause the Holder to own, or be deemed for applicable bank regulatory purposes to own, Voting Securities of the Company in excess of the Ownership Limit. If any delivery of shares of Common Stock owed to a Holder upon conversion of Series A Preferred Stock is not made, in whole or in part, as a result of the foregoing limitations, the Company's obligation to make such delivery shall not be extinguished and the Company shall, at the option of the Holder, deliver such shares as promptly as practicable after such converting Holder gives notice to the Company that the requirements of this Section 8(b) are met.

        Section 9.    Conversion Procedures.

        (a)   Each Holder shall, promptly upon receipt of each required Regulatory Approval applicable to such Holder, provide written notice to the Company of such receipt. Upon occurrence of the Mandatory Conversion Date with respect to shares of any Holder, the Company shall provide notice of such conversion to such Holder (such notice a "Notice of Mandatory Conversion"). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

          (i)    the Mandatory Conversion Date applicable to such Holder;

          (ii)   the number of shares of Common Stock to be issued upon conversion of each share of Series A Preferred Stock held of record by such Holder and subject to such mandatory conversion; and

          (iii)  the place or places where certificates for shares of Series A Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock.

        (b)   In the event that such Holder fails to surrender the required certificates for shares of Series A Preferred Stock held of record by such Holder within 30 days after delivery of the Mandatory Conversion Date, the Company shall, by written notice to such Holder, indicate which shares have been converted pursuant to Section 8.

        (c)   Effective immediately prior to the close of business on any Conversion Date with respect to any share of Series A Preferred Stock, dividends shall no longer be declared on any such converted share of Series A Preferred Stock and such share of Series A Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive any accrued and unpaid or declared and unpaid dividends on such share to the extent provided in Section 4(f) and any other payments to which such Holder is otherwise entitled pursuant to Section 8, Section 11 or Section 13 hereof, as applicable.

        (d)   No allowance or adjustment, except pursuant to Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on any Conversion Date with respect to any share of Series A Preferred Stock. Prior to the close of business on the Conversion Date with respect to any share of Series A Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series A Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series A Preferred Stock.

        (e)   Shares of Series A Preferred Stock duly converted in accordance with Section 8 or Section 11 of this Articles of Amendment will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance. The Company may, from time to time, take such appropriate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock; provided, however, that the Company shall not take any such action if such action would reduce the authorized number of shares of Series A Preferred Stock below the sum of (i) the number of shares of Series A Preferred Stock then outstanding and (ii) the number of shares of Series A Preferred Stock issuable upon the exercise of any warrants then outstanding.

        (f)    The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series A Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the applicable Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series A Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Company shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

        (g)   On the Mandatory Conversion Date with respect to any share of Series A Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder's designee upon presentation and surrender of the certificate evidencing the Series A Preferred Stock to the Company and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

        Section 10.    Anti-Dilution Adjustments.

        (a)   The Conversion Price shall be subject to the following adjustments.

          (i)    Stock Dividends and Distributions.    If the Company pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0 OS1

  Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution.
OS1 =
the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

  For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.

          (ii)    Subdivisions, Splits and Combination of the Common Stock.    If the Company subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0 OS1

  Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.
OS1 =	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

  For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

          (iii)    Issuance of Stock Purchase Rights.    If the Company issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them, for a period of up to 45 days from the date of issuance of such rights or warrants, to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + Y OS0 + X

  Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.
X =	the total number of shares of Common Stock issuable pursuant to such rights or warrants.
Y =
the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants.

  For the purposes of this clause (iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors).

          (iv)    Debt or Asset Distributions.    If the Company distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any rights or warrants referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Company or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 - FMV SP0

  Where,

SP0 =	the Current Market Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.
FMV =
the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors, provided that, if "FMV" as set forth above is equal to or greater than "SP0" as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which such distribution is made to holders of Common Stock, for each share of Preferred Stock, the amount of such distribution such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Base Value divided by the Applicable Conversion Price on the Ex-Date for such distribution.

  In a "spin-off", where the Company makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will be adjusted on the 15th Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such 15th Trading Day by the following fraction:

MP0 MP0 + MPs

  Where,

MP0 =	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.
MPs =
the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors.

  In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

          (v)    Cash Distributions.    If the Company makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Series A Preferred Stock pursuant to Section 4(b), (b) any cash that is distributed in a Reorganization Event or as part of a "spin-off" referred to in clause (iv) above, (c) any dividend or distribution in connection with the Company's liquidation, dissolution or winding-up, and (d) any consideration payable in connection with a tender or exchange offer made by the Company or any of its subsidiaries, then in each event, the

  Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 - DIV SP0

  Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.
DIV =	the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this paragraph (v).

  In the event that any distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared.

  Notwithstanding the foregoing, if "DIV" as set forth above is equal to or greater than "SP0" as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive, on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Preferred Stock, the amount of cash such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Base Value divided by the Applicable Conversion Price on the Ex-Date for such distribution.

          (vi)    Self Tender Offers and Exchange Offers.    If the Company or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS0 × SP0 AC + (SP0 × OS1)

  Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.
OS0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.
OS1 =	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer.
AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

  In the event that the Company, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.

          (vii)    Rights Plans.    To the extent that the Company has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series A Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Company had made a distribution to all holders of the Common Stock as described in clause (iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

        (b)   The Company may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

        (c)   (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

           (ii)  No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series A Preferred Stock (including without limitation pursuant to Section 4(b) hereof), without having to convert the Series A Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series A Preferred Stock may then be converted. No single event shall be subject to adjustment under more than one subsection of this Section 10 so as to result in duplication.

          (iii)  The Applicable Conversion Price shall not be adjusted:

            (A)  with respect to any Permitted Rights Offering or 382 Rights Plan; provided that Holders of Series A Preferred Stock participate in such distribution under such 382 Rights Plan as if their shares of Series A Preferred Stock were converted into shares of Common Stock pursuant to Section 8 hereof;

            (B)  upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company's securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

            (C)  upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries;

            (D)  upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series A Preferred Stock were first issued and not substantially amended thereafter;

            (E)  for a change in the par value or no par value of Common Stock; or

            (F)  for accrued and unpaid dividends on the Series A Preferred Stock.

        (d)   Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Company shall: (i) compute the Conversion Price in accordance with Section 10(a)

or Section 10(b), taking into account the one cent threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) hereof (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

        Section 11.    Reorganization Events.    (a) In the event that, prior to the Mandatory Conversion Date with respect to the shares of Series A Preferred Stock of any Holder, there occurs:

            (i)  any consolidation, merger or other similar business combination of the Company with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

           (ii)  any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Company, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

          (iii)  any reclassification of the Common Stock into securities including securities other than the Common Stock; or

          (iv)  any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 11(a), a "Reorganization Event") then, subject to Section 8, each share of such Holder's Series A Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but each Holder shall have the right, at its option, subject to the terms and provisions of this Section 11, to convert any or all of such Holder's shares of Series A Preferred Stock, effective as of the close of business on the Reorganization Conversion Date (with the term "Regulatory Approval" applied for such purpose, as applicable, to the surviving entity in such Reorganization Event and its securities included in the Exchange Property (as defined below)), into the type and amount of securities, cash and other property receivable in such Reorganization Event by the Holder (other than a counterparty to the Reorganization Event or an Affiliate of such counterparty) in respect of each such share of Series A Preferred Stock equal to the number of shares of Common Stock into which one share of Series A Preferred Stock would then be convertible assuming that a Mandatory Conversion Date in respect of such shares of Series A Preferred Stock had occurred (such securities, cash and other property, the "Exchange Property").

        (b)   The conversion right of a Holder of Series A Preferred Stock pursuant to this Section 11 shall be exercised by the Holder by the surrender of the certificates representing the shares to be converted to the Company or to the transfer agent for the Company, accompanied by a notice of reorganization conversion, no later than the tenth day following the date of delivery to each Holder of a notice from the Company of the expected consummation or the consummation of a Reorganization Event.

            (i)  Immediately prior to the close of business on the Reorganization Conversion Date, each converting Holder of Series A Preferred Stock shall be deemed to be the Holder of record of the number of shares of Common Stock deemed to be issuable upon conversion of such Holder's Series A Preferred Stock in accordance with clause (i) or (ii) of Section 11(a), notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person.

           (ii)  Upon notice from the Company, each Holder of Series A Preferred Stock so converted shall promptly surrender to the Company or its transfer agent certificates representing the shares so converted (if not previously delivered), duly endorsed in blank or accompanied by proper instruments of transfer.

        (c)   In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in connection with any Reorganization Event, the Holders shall be entitled to the same right of election as holders of the shares of Common Stock with respect to the form of consideration to be received pursuant to this Section 11.

        (d)   The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Company (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

        (e)   The Company (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

        (f)    The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series A Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.

        Section 12.    Voting Rights.    (a) Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.

        (b)   So long as any shares of Series A Preferred Stock are outstanding, the vote or consent of the Holders of three-quarters of the shares of Series A Preferred Stock at the time outstanding voting as a single class with all other classes and series of Parity Securities having similar voting rights then outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating, whether or not such approval is required by Oregon law:

            (i)  any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Articles of Incorporation to authorize or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Company's capital stock ranking prior to the Series A Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding-up of the Company;

           (ii)  any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Articles of Incorporation (including this Articles of Amendment) or the Bylaws that would significantly and adversely alter or change the terms, rights, preferences or privileges of the Series A Preferred Stock; or

          (iii)  the consummation of a binding share exchange or reclassification involving the Series A Preferred Stock or a merger or consolidation of the Company with another entity;

provided, however, that a Holder will have no right to vote under this provision or under Oregon law if such voting rights arise due to a Reorganization Event if (1) the Company shall have complied with Section 11(f) or (2) in each case (x) the Series A Preferred Stock remains outstanding or, in the case of any merger or consolidation with respect to which the Company is not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (y) such Series A Preferred Stock remaining outstanding or such preference securities, as the case may be, have such rights (including, but not limited to, the right of conversion into common shares), preferences, privileges and voting powers that, taken as a whole, as are not materially less favorable to the Holders thereof than the rights, preferences, privileges and voting powers of the Series A Preferred Stock, taken as a whole immediately prior to the Reorganization Event, which rights shall include the right of the Holders to convert their shares of Series A Preferred Stock as if a Mandatory Conversion Date had already occurred; provided further, that any increase in the amount of the authorized Preferred Stock or any securities convertible into Preferred Stock or the creation and issuance, or an increase in the authorized or issued amount, of any series of Preferred Stock or any securities convertible into preferred stock ranking equally with and/or junior to the Series A Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Company's liquidation, dissolution or winding-up will not, in and of itself, be deemed to affect the voting powers, preferences or special rights of the Series A Preferred Stock and, notwithstanding any provision of Oregon law, Holders will have no right to vote solely by reason of such an increase, creation or issuance.

Each holder of Series A Preferred Stock will have one vote per share on any matter on which holders of Series A Preferred Stock are entitled to vote, including any action by written consent.

If an amendment, alteration, repeal, share exchange, reclassification, merger or consolidation described above would adversely affect one or more but not all series of Preferred Stock with like voting rights (including the Series A Preferred Stock for this purpose), then only the series affected and entitled to vote shall vote as a class in lieu of all such series of Preferred Stock.

        (c)   Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series A Preferred Stock shall have been converted into shares of Common Stock.

        Section 13.    Fractional Shares.

        (a)   No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series A Preferred Stock.

        (b)   In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Company shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

        (c)   If more than one share of the Series A Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series A Preferred Stock so surrendered.

        Section 14.    Reservation of Common Stock.

        (a)   Immediately following approval by the stockholders of the increase in the authorized number of shares of Common Stock as described in the Stockholder Proposals, the Company shall at all times thereafter reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Company, solely for issuance upon the conversion of shares of Series A Preferred Stock as provided in this Articles of Amendment, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series A Preferred Stock then outstanding, assuming that the Applicable Conversion Price equaled the Base Price.

        (b)   Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of shares of Series A Preferred Stock, as herein provided, shares of Common Stock acquired by the

Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

        (c)   All shares of Common Stock delivered upon conversion of the Series A Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

        (d)   Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of the Series A Preferred Stock, the Company shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

        (e)   The Company hereby covenants and agrees that, if at any time the Common Stock shall be listed on the NASDAQ Stock Market or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series A Preferred Stock.

        Section 15.    Repurchases of Junior Securities or Trust Preferred Securities.    At any time prior to the Approvals Date, for as long as the Series A Preferred Stock remains outstanding, the Company shall not redeem, purchase or acquire, directly or indirectly, any of its Junior Securities or trust preferred securities, other than (i) redemptions, purchases or other acquisitions of Junior Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan, (ii) conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of the Junior Securities, and (iii) as a result of reclassification of Junior Securities for or into other Junior Securities.

        Section 16.    Replacement Certificates.

        (a)   The Company shall replace any mutilated certificate at the Holder's expense upon surrender of that certificate to the Company. The Company shall replace certificates that become destroyed, stolen or lost at the Holder's expense upon delivery to the Company of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Company.

        (b)   The Company shall not be required to issue any certificates representing the Series A Preferred Stock on or after a Conversion Date. In place of the delivery of a replacement certificate following a Conversion Date, the Company, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Series A Preferred Stock formerly evidenced by the certificate.

        Section 17.    Miscellaneous.

        (a)   All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Articles of Amendment) with postage prepaid, addressed: (i) if to the Company, to its office at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035, Attention: Robert D. Sznewajs, President and Chief Executive Officer, with a copy to the Company's legal department at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035, Attention: Richard R. Rasmussen, Executive Vice President, General Counsel and Secretary, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company, or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

        (b)   The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series A Preferred Stock or shares of Common Stock or other securities issued on account of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series A Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series A Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

        (c)   No share of Series A Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

        (d)   The shares of Series A Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

Annex D

TO BE EFFECTIVE: OCTOBER 23, 2009

FORM OF

ARTICLES OF AMENDMENT

TO DESIGNATE THE TERMS OF

MANDATORILY CONVERTIBLE

CUMULATIVE

PARTICIPATING PREFERRED STOCK, SERIES B

OF

WEST COAST BANCORP

Pursuant to Section 60.131 of the Oregon
Business Corporation Act

        WEST COAST BANCORP, a corporation organized and existing under the laws of the State of Oregon (the "Company"), in accordance with the provisions of Sections 60.004, 60.131, 60.134 and 60.301 of the Oregon Business Corporation Act, DOES HEREBY CERTIFY:

        The board of directors of the Company (the "Board of Directors"), in accordance with the Articles of Incorporation and the Bylaws of the Company and applicable law, adopted the following Articles of Amendment on October 22, 2009 with an effective date of October 23, 2009, creating a series of Preferred Stock of the Company designated as "Mandatorily Convertible Cumulative Participating Preferred Stock, Series B." The designation and number of shares of such series, and the voting and other powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

        Section 1.    Designation and Number of Shares.    There is hereby created out of the authorized and unissued shares of preferred stock of the Company a series of preferred stock designated as the "Mandatorily Convertible Cumulative Participating Preferred Stock, Series B" (the "Series B Preferred Stock"). The number of shares constituting such series shall be 600,000. The Series B Preferred Stock shall have no par value.

        Section 2.    Ranking.    The Series B Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank (i) on a parity with Series A Preferred Stock and each other class or series of equity securities of the Company, if any, the terms of which do not expressly provide that such class or series will rank senior or junior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as "Parity Securities"), and (ii) senior to the Company's common stock, no par value (the "Common Stock") and each other class or series of capital stock outstanding or established after the Effective Date by the Company the terms of which expressly provide that it ranks junior to the Series B Preferred Stock as to dividend rights and/or as to rights on liquidation, winding-up and dissolution of the Company (collectively referred to as "Junior Securities"). The Company has the right to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders; provided, however, that for as long as the Approvals Date has not occurred and the Series B Preferred Stock remains outstanding, no preferred stock of the Company that would rank senior to the Series A Preferred Stock or the Series B Preferred Stock may be issued without, in each case, the express approval of the Holders of at least three-quarters of the issued and outstanding Series A Preferred Stock and Series B Preferred Stock, voting as a single class.

        Section 3.    Definitions.    Unless the context or use indicates another meaning or intent, the following terms shall have the following meanings, whether used in the singular or the plural:

        (a)   "382 Rights Plan" means a stockholder rights plan designed to preserve the utilization of tax benefits and assets and the associated declaration, issuance and exercise of related securities (including rights and shares of a new series of junior participating preferred stock).

        (b)   "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

        (c)   "Applicable Conversion Price" means the Conversion Price in effect at any given time.

        (d)   "Approvals Date" means, with respect to the shares of Series B Preferred Stock of any Holder, the day that is the fifth Business Day after the day on which the Company shall have obtained stockholder approval in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act for all of the Stockholder Proposals.

        (e)   "Articles of Amendment" means this Articles of Amendment to designate the terms of Mandatorily Convertible Cumulative Participating Preferred Stock, Series B, of West Coast Bancorp, dated October 23, 2009.

        (f)    "Articles of Incorporation" means the Restated Articles of Incorporation of the Company, as may be amended from time to time.

        (g)   "Base Price" means $2.00.

        (h)   "Base Value" means the product of (x) the Base Price and (y) 50.

        (i)    "Board of Directors" means the board of directors of the Company.

        (j)    "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in the State of Oregon are generally required or authorized by law to be closed.

        (k)   "Bylaws" means the Bylaws of the Company as may be amended from time to time.

        (l)    "Class C Warrant" means a Class C warrant of the Company to purchase shares of Series B Preferred Stock.

        (m)  "Closing Price" of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Stock Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Stock Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

        For purposes of this Articles of Amendment, all references herein to the "Closing Price" and "last reported sale price" of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Stock Market shall be such closing sale price and last reported sale price as reflected on the website of the NASDAQ Stock Market (http://www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the NASDAQ Stock Market shall govern. If a Reorganization Event has occurred and (1) the Exchange Property consists only of shares of common stock, the "Closing Price" shall be based on the closing sale price per share of such common stock; (2) the Exchange Property consists only of cash, the "Closing Price" shall be the cash amount paid per share; and (3) the Exchange Property consists of securities, cash and/or other property, the "Closing Price" shall be based on the sum, as applicable, of (x) the closing sale price of such common stock, (y) the cash amount paid per share and (z) the value (as determined by the Board of Directors, acting in good faith, from time to time) of any other securities or property paid to the holders of the Common Stock in connection with the Reorganization Event.

        (n)   "Common Stock" has the meaning set forth in Section 2.

        (o)   "Company" means West Coast Bancorp, an Oregon corporation.

        (p)   "Conversion Date" means a Mandatory Conversion Date or a Reorganization Conversion Date.

        (q)   "Conversion Price" means for each share of Series B Preferred Stock, the Base Price, subject to adjustment as set forth herein.

        (r)   "Current Market Price" means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the ten (10) consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

        (s)   "Dividend Payment Date" has the meaning set forth in Section 4(a).

        (t)    "Dividend Period" has the meaning set forth in Section 4(a).

        (u)   "Effective Date" means the date on which shares of the Series B Preferred Stock are first issued.

        (v)   "Exchange Property" has the meaning set forth in Section 11(a).

        (w)  "Ex-Date" when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

        (x)   "Holder" means the Person in whose name the shares of the Series B Preferred Stock are registered, which may be treated by the Company as the absolute owner of the shares of Series B Preferred Stock for the purpose of making payment and settling conversions and for all other purposes.

        (y)   "Junior Securities" has the meaning set forth in Section 2.

        (z)   "Liquidation Preference" means, as to the Series B Preferred Stock, $100 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series B Preferred Stock).

        (aa)    "Mandatory Conversion Date" means, with respect to shares of Series B Preferred Stock of any Holder, at any time following the Approvals Date, the date of the consummation of the transfer by such Holder of Series B Preferred Stock to third parties in a Widely Dispersed Offering; provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

        (bb)    "Notice of Mandatory Conversion" has the meaning set forth in Section 9(a).

        (cc)    "Parity Securities" has the meaning set forth in Section 2.

        (dd)    "Permitted Rights Offering" shall mean an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock not less than $2.00, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights; provided that the Company will use its best efforts to ensure that such rights offering, including exercise of such right, is completed as soon as practicable and in no event later than March 1, 2010.

        (ee)    "Person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

        (ff)    "Preferred Stock" means any and all series of preferred stock of the Company, including the Series B Preferred Stock.

        (gg)    "Record Date" has the meaning set forth in Section 4(a).

        (hh)    "Regulatory Approvals" means, as to any Holder, to the extent applicable and required to permit such Holder to convert such Holder's shares of Series B Preferred Stock into Common Stock and to own such Common Stock without such Holder being in violation of applicable law, rule or regulation, receipt or making of approvals and authorizations of, filings and registrations with, notifications to, or determinations by any U.S. federal, state or foreign governmental authority or self-regulatory organization, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         (ii)  "Reorganization Conversion Date" means, with respect to the shares of Series B Preferred Stock of any Holder, the date of the consummation of the Reorganization Event or, if later, and applicable to such Holder, the first date on which all Regulatory Approvals with respect to the conversion of such shares shall have been obtained or made by such Holder; provided, however, that if a Reorganization Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Reorganization Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

        (jj)    "Reorganization Event" has the meaning set forth in Section 11(a).

        (kk)    "Series A Preferred Stock" means the Mandatorily Convertible Cumulative Participating Preferred Stock, Series A, of the Company.

        (ll)    "Series B Preferred Stock" has the meaning set forth in Section 1.

        (mm)    "Stockholder Proposals" means the stockholder proposals to (i) approve the issuance of Common Stock upon conversion of the Series A Preferred Stock and Series B Preferred Stock (including the Series B Preferred Stock issuable upon the exercise of Class C Warrants) for purposes of Rule 5635 of the NASDAQ Listing Rules and (ii) amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to 250,000,000.

        (nn)    "Trading Day" means a day on which the shares of Common Stock:

          (i)    are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

          (ii)   have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

        (oo)    "Voting Securities" means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

        (pp)    "Widely Dispersed Offering" means (a) a widespread public distribution, including pursuant to Rule 144 under the Securities Act of 1933, as amended, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the transferor.

        Section 4.    Dividends.    (a) From and after the Effective Date and prior to March 1, 2010, Holders shall be entitled to receive, when, as and if declared by the Board of Directors, out of the funds legally available therefor, dividends in the amount determined as set forth in Section 4(b)(i), and no more. In the event that the Stockholder Proposals are not approved by the holders of Common Stock in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act prior to March 1, 2010, from and after March 1, 2010, Holders shall be entitled to receive, when, as and if declared by the Board of Directors, out of the funds legally available therefor, cumulative cash dividends in the amount determined as set forth in Section 4(b)(ii), and no more; provided, however, from and after such date as the Stockholder Proposals are approved in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act, Holders shall be entitled to receive, when, as and if declared by the Board of Directors, out of the funds legally available therefor, dividends in the amount determined as set forth in Section 4(b)(i), and no more. Except as otherwise provided herein, such dividends shall be payable quarterly in arrears (as provided below in this Section 4(a)), but only when, as and if declared by the Board of Directors, on March 15, June 15, September 15 and December 15 (each, a "Dividend Payment Date"), commencing on December 15, 2009; provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on Series B Preferred Stock on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day, unless such immediately succeeding Business Day falls in the next calendar month, in which case such Dividend Payment Date shall instead be (and any such dividend shall instead be payable on) the immediately preceding Business Day. Dividends on Series B Preferred Stock shall accrue at any time that dividends on the Series B Preferred Stock are cumulative (whether or not in any dividend period or periods (each, a "Dividend Period") there shall be funds of the Company legally available for the payment of such dividends and whether or not such dividends are authorized or declared) and accrued dividends shall accumulate to the extent not paid on the Dividend Payment Date first following the Dividend Period for which they accrue. As used herein, the term "accrued" with respect to dividends includes both accrued and accumulated dividends.

        Dividends that are payable on Series B Preferred Stock on any Dividend Payment Date will be payable to holders of record of Series B Preferred Stock as they appear on the stock register of the Company on the applicable record date, which shall be the 15th calendar day before such Dividend Payment Date or such other record date fixed by the Board of Directors or a duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a "Record Date"). Any such day that is a Record Date shall be a Record Date whether or not such day is a Business Day.

        Each Dividend Period shall commence on and include a Dividend Payment Date (other than the initial Dividend Period, which shall commence on and include the date of original issue of the Series B Preferred Stock, provided that, for any share of Series B Preferred Stock issued after such original issue date, the initial Dividend Period for such shares may commence on and include such other date as the Board of Directors or a duly authorized committee of the Board of Directors shall determine and publicly disclose) and shall end on and include the calendar day preceding the next Dividend Payment Date. Dividends payable on the Series B Preferred Stock in respect of any Dividend Period shall be computed by the Company on the basis of a 360-day year and the actual number of days elapsed in such Dividend Period, except that dividends for the initial period will be calculated from the original issue date. Dividends payable in respect of a Dividend Period shall be payable in arrears (i.e., on the first Dividend Payment Date after such Dividend Period).

        (b)   (i)  Subject to Section 4(a), if the Board of Directors declares and pays a dividend or other distribution in respect of Common Stock (other than with respect to a Permitted Rights Offering or 382 Rights Plan; provided that Holders of Series B Preferred Stock participate in such distribution under such 382 Rights Plan as if their shares of Series B Preferred Stock were converted into shares of Common Stock pursuant to Section 8 hereof), then the Board of Directors shall declare and pay to the Holders of the Series B Preferred Stock, on the same dates on which such dividend or other distribution is declared and paid on the Common Stock, a dividend or other distribution in an amount per share of Series B Preferred Stock equal to the product of (x) the per share dividend or other distribution declared and paid in respect of each share of Common Stock and (y) the number of shares of Common Stock into which such shares of Series B Preferred Stock is convertible as of the Record Date for such dividend or distribution.

          (ii)   Subject to Section 4(a), the dividend rate, and the rate at which dividends shall accrue, on each share of Series B Preferred Stock, for each Dividend Period, shall be at an annual rate equal to 15%, calculated with respect to the Base Value of a share of Series B Preferred Stock.

        (c)   Dividends in arrears on the Series B Preferred Stock in respect of a Dividend Period not declared for payment or to the extent not paid on the first Dividend Payment Date following the Dividend Period for which they accrue may be declared by the Board of Directors and paid on any date fixed by the Board of Directors, whether or not a Dividend Payment Date, to the holders of record of Series B Preferred Stock as they appear on the stock register of the Company on a record date selected by the Board of Directors, which shall (a) not precede the date the Board of Directors declares the dividend payable and (b) not be more than 60 days prior to the date the dividend is paid.

        (d)   At any time prior to the Approvals Date, so long as any share of Series B Preferred Stock remains outstanding, (1) no dividend or interest shall be declared and paid or set aside for payment and no distribution shall be declared and made or set aside for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) or trust preferred securities and (2) no shares of Junior Securities or trust preferred securities shall be purchased, redeemed or otherwise acquired by the Company, directly or indirectly. At any time after the approval of the Stockholder Proposals and so long as any share of Series B Preferred Stock remains outstanding, the foregoing limitations shall not apply if full dividends on all outstanding shares of Series B Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding shares of Series B Preferred Stock. The foregoing limitations shall not apply (i) with respect to a Permitted Rights Offering (ii) to redemptions, purchases or other acquisitions of shares of Junior Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan; (iii) to any declaration of a dividend in connection with any stockholders' rights plan, or the issuance of rights, stock or other property under any stockholders' rights plan, or the redemption or repurchase of rights pursuant thereto; and (iv) to conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of the Junior Securities.

        (e)   So long as any shares of Series B Preferred Stock remain outstanding, no dividends shall be declared or paid or set aside for payment on any Parity Securities for any period (other than with respect to a Permitted Rights Offering or 382 Rights Plan) unless full dividends on all outstanding shares of Series B Preferred Stock for the then-current dividend period have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding shares of Series B Preferred Stock. To the extent the Company declares dividends on the Series B Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Company shall allocate the dividend payments on a pro rata basis among the holders of the shares of Series B Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the pro rata allocation of partial dividend payments, the Company shall allocate those payments so that the respective amounts of those payments bear the same ratio to each other as all accrued and unpaid dividends per share on the Series B Preferred Stock and all Parity Securities bear to each other.

        (f)    At any time that dividends on the Series B Preferred Stock are not cumulative, and if a Conversion Date with respect to any share of Series B Preferred Stock is prior to the record date for the payment of any dividend on the Common Stock, the Holder of such share of Series B Preferred Stock will not have the right to receive any corresponding dividends on the Series B Preferred Stock. At any time that dividends on the Series B Preferred Stock are not cumulative, and if the Conversion Date with respect to any share of Series B Preferred Stock is after the Record Date for any declared dividend and prior to the payment date for that dividend, the Holder thereof shall receive that dividend on the relevant payment date if such Holder was the Holder of record on the Record Date for that dividend. Any accrued and unpaid cumulative dividends on the Series B Preferred Stock shall be payable in cash on the Conversion Date.

        Section 5.    Liquidation.    (a)  In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive, for each share of the Series B Preferred Stock, the sum of (i) liquidating distributions in an amount equal to the Liquidation Preference, plus any accrued but unpaid dividends thereon to and including the date of such liquidation, out of assets legally available for distribution to the Company's stockholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities and (ii) after all distributions have been made to Holders pursuant to clause (i) of this sentence, liquidating distributions, as determined by the Company (or the trustee or other Person or Persons administering its liquidation, dissolution or winding-up in accordance with applicable law) as of a date that is at least ten (10) Business Days before the first liquidating distribution is made on Series B Preferred Stock, that would be made on the number of shares of Common Stock equal to the Base Value divided by the Applicable Conversion Price as if all of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock had been converted into Common Stock on such date of determination, out of assets legally available for distribution to the Company's stockholders, simultaneous with any distribution of assets made to the holders of the Common Stock. The Company shall notify each Holder of the amount it has calculated pursuant to this Section 5 by first-class mail, postage prepaid, addressed to the Holders at their respective last addresses appearing on the books of the Company. Such mailing shall be made not later than five Business Days before the first liquidating distribution is made on shares of Series B Preferred Stock.

        (b)   In the event the assets of the Company available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Company in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

        (c)   The Company's consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Company, or the sale of all or substantially all of the Company's property or business will not constitute its liquidation, dissolution or winding-up.

        Section 6.    Maturity.    The Series B Preferred Stock shall be perpetual unless converted in accordance with this Articles of Amendment.

        Section 7.    Redemptions.

        (a)    Redemption.    The shares of Series B Preferred Stock are not redeemable by the Company.

        (b)    No Sinking Fund.    The Series B Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions.

        Section 8.    Conversion.

        (a)   Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series B Preferred Stock of a Holder, such Holder's shares of Series B Preferred Stock shall automatically convert into shares of Common Stock as set forth below. The number of shares of Common Stock into which a share of Series B Preferred Stock shall be convertible shall be determined by dividing the Base Value by the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof), provided that cash will be paid in lieu of fractional shares in accordance with Section 13 hereof.

        (b)   Notwithstanding anything herein to the contrary, in no event shall a transferee of a Widely Disbursed Offering be entitled to receive shares of Common Stock upon any conversion of Series B Preferred Stock pursuant to this Section 8 or Section 11 to the extent (but only to the extent) that at such time the transferee Holder does not have any required Regulatory Approvals. If any delivery of shares of Common Stock owed to a transferee upon conversion of Series B Preferred Stock is not made, in whole or in part, as a result of the foregoing limitations, the Company's obligation to make such delivery shall not be extinguished and the Company shall, at the option of the transferee Holder, deliver such shares as promptly as practicable after such converting Holder gives notice to the Company that the requirements of this Section 8(b) are met.

        Section 9.    Conversion Procedures.

        (a)   Each Holder shall promptly provide written notice to the Company of its intent to transfer its Series B Preferred Stock in a Widely Dispersed Offering and, promptly upon receipt of each required Regulatory Approval applicable to the transferee, such transferee shall provide written notice to the Company of such receipt. Upon occurrence of the Mandatory Conversion Date with respect to shares of any Holder, the Company shall provide notice of such conversion to such Holder (such notice a "Notice of Mandatory Conversion"). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

          (i)    the Mandatory Conversion Date applicable to such Holder;

          (ii)   the number of shares of Common Stock to be issued upon conversion of each share of Series B Preferred Stock held of record by such Holder and subject to such mandatory conversion; and

          (iii)  the place or places where certificates for shares of Series B Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock.

        (b)   In the event that such Holder fails to surrender the required certificates for shares of Series B Preferred Stock held of record by such Holder within 30 days after delivery of the Mandatory Conversion Date, the Company shall, by written notice to such Holder, indicate which shares have been converted pursuant to Section 8.

        (c)   Effective immediately prior to the close of business on any Conversion Date with respect to any share of Series B Preferred Stock, dividends shall no longer be declared on any such converted share of Series B Preferred Stock and such share of Series B Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive any accrued and unpaid or declared and unpaid dividends on such share to the extent provided in Section 4(f) and any other payments to which such Holder is otherwise entitled pursuant to Section 8, Section 11 or Section 13 hereof, as applicable.

        (d)   No allowance or adjustment, except pursuant to Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on any Conversion Date with respect to any share of Series B Preferred Stock. Prior to the close of business on the Conversion Date with respect to any share of Series B Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series B Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series B Preferred Stock.

        (e)   Shares of Series B Preferred Stock duly converted in accordance with Section 8 or Section 11 of this Articles of Amendment will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance. The Company may, from time to time, take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock; provided, however, that the Company shall not take any such action if such action would reduce the authorized number of shares of Series B Preferred Stock below the sum of (i) the number of shares of Series B Preferred Stock then outstanding and (ii) the number of shares of Series B Preferred Stock issuable upon the exercise of any warrants then outstanding.

        (f)    The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series B Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the applicable Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series B Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Company shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

        (g)   On the Mandatory Conversion Date with respect to any share of Series B Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder's designee upon presentation and surrender of the certificate evidencing the Series B Preferred Stock to the Company and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

        Section 10.    Anti-Dilution Adjustments.

        (a)   The Conversion Price shall be subject to the following adjustments.

          (i)    Stock Dividends and Distributions.    If the Company pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

  OS0
  ————
  OS1

  Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution.
OS1 =
the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

  For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.

          (ii)    Subdivisions, Splits and Combination of the Common Stock.    If the Company subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

  OS0
  ————
  OS1

  Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.
OS1 =	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

  For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

          (iii)    Issuance of Stock Purchase Rights.    If the Company issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them, for a period of up to 45 days from the date of issuance of such rights or warrants, to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

  OS0 + Y
   —————
  OS0 + X

  Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.
X =	the total number of shares of Common Stock issuable pursuant to such rights or warrants.
Y =
the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants.

  For the purposes of this clause (iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Company. In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors).

          (iv)    Debt or Asset Distributions.    If the Company distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any rights or warrants referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Company or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

  SP0 - FMV
   ——————
  SP0

  Where,

SP0 =	the Current Market Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.
FMV =
the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors, provided that, if "FMV" as set forth above is equal to or greater than "SP0" as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which such distribution is made to holders of Common Stock, for each share of Preferred Stock, the amount of such distribution such Holder would have received had such holder owned a number of shares of Common Stock equal to the Base Value divided by the Applicable Conversion Price on the Ex-Date for such distribution.

  In a "spin-off," where the Company makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will be adjusted on the 15th Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such 15th Trading Day by the following fraction:

  MP0
   —————
  MP0 + MPs

  Where,

MP0 =	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.
MPs =
the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors.

  In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

          (v)    Cash Distributions.    If the Company makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Series B Preferred Stock pursuant to Section 4(b), (b) any cash that is distributed in a Reorganization Event or as part of a "spin-off" referred to in clause (iv) above, (c) any dividend or distribution in connection with the Company's liquidation, dissolution or winding-up, and (d) any consideration payable in connection with a tender or exchange offer made by the Company or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

  SP0 - DIV
   —————
  SP0

  Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.
DIV =	the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this paragraph (v).

  In the event that any distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared.

  Notwithstanding the foregoing, if "DIV" as set forth above is equal to or greater than "SP0" as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Preferred Stock, the amount of cash such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Base Value divided by the Applicable Conversion Price on the Ex-Date for such distribution.

          (vi)    Self-Tender Offers and Exchange Offers.    If the Company or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

  OS0 × SP0
   —————————
  AC + (SP0 × OS1)

  Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.
OS0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.
OS1=	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer.
AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

  In the event that the Company, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Company, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.

          (vii)    Rights Plans.    To the extent that the Company has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series B Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Company had made a distribution to all holders of the Common Stock as described in clause (iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

        (b)   The Company may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

        (c)   (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01;

provided that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

          (ii)   No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series B Preferred Stock (including without limitation pursuant to Section 4(b) hereof), without having to convert the Series B Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series B Preferred Stock may then be converted. No single event shall be subject to adjustment under more than one subjection of this Section 10 so as to result in duplication.

          (iii)  The Applicable Conversion Price shall not be adjusted:

            (A)  with respect to any Permitted Rights Offering or 382 Rights Plan; provided that Holders of Series B Preferred Stock participate in such distribution under such 382 Rights Plan as if their shares of Series B Preferred Stock were converted into shares of Common Stock pursuant to Section 8 hereof;

            (B)  upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company's securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

            (C)  upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries;

            (D)  upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series B Preferred Stock were first issued and not substantially amended thereafter;

            (E)  for a change in the par value or no par value of Common Stock; or

            (F)  for accrued and unpaid dividends on the Series B Preferred Stock.

        (d)   Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Company shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the one cent threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) hereof (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

        Section 11.    Reorganization Events.    (a) In the event that, prior to the Mandatory Conversion Date with respect to the shares of Series B Preferred Stock of any Holder, there occurs:

          (i)    any consolidation, merger or other similar business combination of the Company with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

          (ii)   any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Company, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Company or another Person;

          (iii)  any reclassification of the Common Stock into securities including securities other than the Common Stock; or

          (iv)  any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 11(a), a "Reorganization Event") then, subject to Section 8(b), each share of such Holder's Series B Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but each Holder shall have the right, at its option, subject to the terms and provisions of this Section 11, to convert any or all of such Holder's shares of Series B Preferred Stock, effective as of the close of business on the Reorganization Conversion Date (with the term "Regulatory Approval" applied for such purpose, as applicable, to the surviving entity in such Reorganization Event and its securities included in the Exchange Property (as defined below)), into the type and amount of securities, cash and other property receivable in such Reorganization Event by the Holder (other than a counterparty to the Reorganization Event or an Affiliate of such counterparty) in respect of each such share of Series B Preferred Stock equal to the number of shares of Common Stock into which one share of Series B Preferred Stock would then be convertible assuming that a Mandatory Conversion Date in respect of such shares of Series B Preferred Stock had occurred (such securities, cash and other property, the "Exchange Property").

        (b)   The conversion right of a Holder of Series B Preferred Stock pursuant to this Section 11 shall be exercised by the Holder by the surrender of the certificates representing the shares to be converted to the Company or to the transfer agent for the Company, accompanied by a notice of reorganization conversion, no later than the tenth day following the date of delivery to each Holder of a notice from the Company of the expected consummation or the consummation of a Reorganization Event.

          (i)    Immediately prior to the close of business on the Reorganization Conversion Date, each converting Holder of Series B Preferred Stock shall be deemed to be the Holder of record of the number of shares of Common Stock deemed to be issuable upon conversion of such Holder's Series B Preferred Stock in accordance with clause (i) or (ii) of Section 11(a), notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such Person.

          (ii)   Upon notice from the Company, each Holder of Series B Preferred Stock so converted shall promptly surrender to the Company or its transfer agent certificates representing the shares so converted (if not previously delivered), duly endorsed in blank or accompanied by proper instruments of transfer.

        (c)   In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in connection with any Reorganization Event, the Holders shall be entitled to the same right of election as holders of the shares of Common Stock with respect to the form of consideration to be received pursuant to this Section 11.

        (d)   The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Company (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

        (e)   The Company (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

        (f)    The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series B Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.

        Section 12.    Voting Rights.    (a) Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.

        (b)   So long as any shares of Series B Preferred Stock are outstanding, the vote or consent of the Holders of three-quarters of the shares of Series B Preferred Stock at the time outstanding voting as a single class with all other classes and series of Parity Securities having similar voting rights then outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating, whether or not such approval is required by Oregon law:

          (i)    any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Articles of Incorporation to authorize or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Company's capital stock ranking prior to the Series B Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding-up of the Company;

          (ii)   any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Articles of Incorporation (including this Articles of Amendment) or the Bylaws that would significantly and adversely alter or change the terms, rights, preferences or privileges of the Series B Preferred Stock; or

          (iii)  the consummation of a binding share exchange or reclassification involving the Series B Preferred Stock or a merger or consolidation of the Company with another entity;

provided, however, that a Holder will have no right to vote under this provision or under Oregon law if such voting rights arise due to a Reorganization Event if (1) the Company shall have complied with Section 11(f) or (2) in each case (a) the Series B Preferred Stock remains outstanding or, in the case of any merger or consolidation with respect to which the Company is not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (b) such Series B Preferred Stock remaining outstanding or such preference securities, as the case may be, have such rights (including, but not limited to, the right of conversion), preferences, privileges and voting powers that, taken as a whole, as are not materially less favorable to the Holders thereof than the rights, preferences, privileges and voting powers of the Series B Preferred Stock, taken as a whole, immediately prior to the Reorganization Event; provided further, that any increase in the amount of the authorized Preferred Stock or any securities convertible into Preferred Stock or the creation and issuance, or an increase in the authorized or issued amount, of any series of Preferred Stock or any securities convertible into preferred stock ranking equally with and/or junior to the Series B Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Company's liquidation, dissolution or winding-up will not, in and of itself, be deemed to affect the voting powers, preferences or special rights of the Series B Preferred Stock and, notwithstanding any provision of Oregon law, Holders will have no right to vote solely by reason of such an increase, creation or issuance.

        Each holder of Series B Preferred Stock will have one vote per share on any matter on which holders of Series B Preferred Stock are entitled to vote, including any action by written consent.

        If an amendment, alteration, repeal, share exchange, reclassification, merger or consolidation described above would adversely affect one or more but not all series of Preferred Stock with like voting rights (including the Series B Preferred Stock for this purpose), then only the series affected and entitled to vote shall vote as a class in lieu of all such series of Preferred Stock.

        (c)   Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series B Preferred Stock shall have been converted into shares of Common Stock.

        Section 13.    Fractional Shares.

        (a)   No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series B Preferred Stock.

        (b)   In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Company shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

        (c)   If more than one share of the Series B Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B Preferred Stock so surrendered.

        Section 14.    Reservation of Common Stock.

        (a)   Immediately following approval by stockholders of the increase in the authorized number of shares of Common Stock as described in the Stockholder Proposals, the Company shall at all times thereafter reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Company, solely for issuance upon the conversion of shares of Series B Preferred Stock as provided in this Articles of Amendment, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock then outstanding, assuming that the Applicable Conversion Price equaled the Base Price.

        (b)   Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of shares of Series B Preferred Stock, as herein provided, shares of Common Stock acquired by the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

        (c)   All shares of Common Stock delivered upon conversion of the Series B Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

        (d)   Prior to the delivery of any securities that the Company shall be obligated to deliver upon conversion of the Series B Preferred Stock, the Company shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

        (e)   The Company hereby covenants and agrees that, if at any time the Common Stock shall be listed on the NASDAQ Stock Market or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series B Preferred Stock.

        Section 15.    Repurchases of Junior Securities or Trust Preferred Securities.    At any time prior to the Approvals Date, for as long as the Series B Preferred Stock remains outstanding, the Company shall not redeem, purchase or acquire, directly or indirectly, any of its Junior Securities or trust preferred securities, other than (i) redemptions, purchases or other acquisitions of Junior Securities in connection with any benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment or stockholder stock purchase plan, (ii) conversions into or exchanges for other Junior Securities and cash solely in lieu of fractional shares of the Junior Securities, and (iii) as a result of reclassification of Junior Securities for or into other Junior Securities.

        Section 16.    Replacement Certificates.

        (a)   The Company shall replace any mutilated certificate at the Holder's expense upon surrender of that certificate to the Company. The Company shall replace certificates that become destroyed, stolen or lost at the Holder's expense upon delivery to the Company of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Company.

        Section 17.    Miscellaneous.

        (a)   All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Articles of Amendment) with postage prepaid, addressed: (i) if to the Company, to its office at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035, Attention: Robert D. Sznewajs, President and Chief Executive Officer, with a copy to the Company's legal department at 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035, Attention: Richard R. Rasmussen, Executive Vice President, General Counsel and Secretary, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company, or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

        (b)   The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series B Preferred Stock or shares of Common Stock or other securities issued on account of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series B Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

        (c)   No share of Series B Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

        The shares of Series B Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

Annex E

EXECUTION COPY

CLASS B WARRANT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN AN INVESTMENT AGREEMENT, DATED AS OF OCTOBER 23, 2009, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

CLASS B WARRANT

to purchase

[    •    ]

Shares of

Mandatorily Convertible Cumulative Participating Preferred Stock, Series A

dated as of October 23, 2009

West Coast Bancorp

an Oregon Corporation

Issue Date: October 23, 2009

        1.    Definitions.    Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

        "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

        "Applicable Price" means 95% of the greater of (A) the Market Price per share of outstanding Common Stock on the date on which the Company issues or sells any Common Stock other than Excluded Stock and (B) the Market Price per share of outstanding Common Stock on the first date of the announcement of such issuance or sale.

        "Appraisal Procedure" means a procedure whereby two independent appraisers, one chosen by the Company and one by a majority in interest of the holders of Class B Warrants, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the holders of Class B Warrants requesting such Appraisal Procedure, except that (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company's initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

        "Beneficial Owner" and "Beneficial Ownership" have the meanings given to such terms in Rules 13d-3 and 13d-5 of the Exchange Act.

        "Board" means the Board of Directors of the Company.

        "Board Representative" has the meaning given to it in the Investment Agreement.

        "Business Combination" means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company's stockholders.

        "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

        "Capital Stock" means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

        "Change of Control" means, with respect to the Company, the occurrence of any one of the following events:

        (A)  any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 24.9% or more of the aggregate voting power of the outstanding Voting Securities of the Company and, in connection with or subsequent to such acquisition, the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representative will be treated as an Incumbent Director even if the Person designated to be such Board Representative should change;

        (B)  any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate voting power of the outstanding Voting

Securities of the Company; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; and provided, further, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities of the Company, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

        (C)  a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

        (D)  adoption of a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

        "Common Stock" means the Company's common stock, no par value, and (except as used in the definition of Non-Qualifying Transaction) any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

        "Company" means West Coast Bancorp, an Oregon corporation.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

        "Excluded Stock" means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provision of Section 13(A)), (B) shares of Common Stock to be issued to directors, employees or consultants of the Company pursuant to options, restricted stock units or other equity-based awards granted prior to the date of issuance of this Warrant and pursuant to options, restricted stock units or other equity-based awards granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant, (C) shares of Common Stock issued upon conversion of the Series A Preferred Stock, (D) shares of Common Stock issued upon conversion of the Series B Preferred Stock, (E) shares of Common Stock issued upon exercise of any other warrant, with terms substantially similar to the Warrant, issued on the date hereof and (F) shares of Common Stock issued upon exercise of subscription rights in connection with a Permitted Rights Offering.

        "Exercise Price" means $0.50, subject to adjustment from time to time in accordance with Section 13.

        "Expiration Time" has the meaning given to it in Section 3.

        "Fair Market Value" means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting in good faith. If the Warrantholder does not accept the Board's calculation of Fair Market Value and the Warrantholder and the Company are unable to agree on Fair Market Value, the procedures described in Section 16 shall be used to determine Fair Market Value.

        "Group" means a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

        "Incumbent Directors" means individuals who, on the date of the Investment Agreement, constitute the Board.

        "Investment Agreement" means the Investment Agreement, dated as of October 23, 2009, between the Company and the Investor, including all schedules and exhibits thereto.

        "Investor" means [    •    ].

        "Market Price" of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Stock Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Stock Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

        "Non-Qualifying Transaction" means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the capital stock of the surviving corporation resulting from such Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by shares of Common Stock that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Common Stock was converted pursuant to such Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company's Board approved the execution of the initial agreement providing for such Business Combination.

        "Ordinary Cash Dividends" means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

        "Ownership Limit" means at the time of determination, 9.9% of any class of Voting Securities of the Company outstanding at such time. Any calculation of a Warrantholder's percentage ownership of the outstanding Voting Securities of the Company for purposes of this definition shall be made in accordance with the relevant provisions of Regulation Y of the Board of Governors of the Federal Reserve System.

        "Permitted Rights Offering" shall mean an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock not less than $2.00, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights; provided that the Company will use its best efforts to ensure that such rights offering, including exercise of such right, is completed as soon as practicable and in no event later than March 1, 2010.

        "Person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

        "Preliminary Control Event" means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, in each case, that could reasonably be expected to result in a Change of Control upon consummation.

        "Pro Rata Repurchases" means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that "Pro Rata Repurchase" shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The "Effective Date" of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

        "Purchase Price" has the meaning given to it in Section 2.

        "SEC" has the meaning given to it in Section 12.

        "Securities" has the meaning given to it in the recitals of the Investment Agreement.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

        "Series A Preferred Stock" means the Mandatorily Convertible Cumulative Participating Preferred Stock, Series A of the Company.

        "Series B Preferred Stock" means the Mandatorily Convertible Cumulative Participating Preferred Stock, Series B of the Company."

        "Shares" is defined in Section 2.

        "Stockholder Proposals" has the meaning given to it in the Investment Agreement.

        "Subsidiary" of a Person means any corporation, bank, savings bank, association or other Person of which such Person owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

        "Transfer" has the meaning given to it in Section 8(B).

        "Voting Securities" means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

        "Warrantholder" has the meaning given to it in Section 2.

        "Warrant" means this Warrant, issued to the Investor pursuant to the Investment Agreement.

        "Widely Dispersed Offering" means (a) a widespread public distribution, including pursuant to Rule 144 under the Securities Act, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the Investor.

        2.    Number of Shares of Series A Preferred Stock; Exercise Price.    This certifies that, for value received, [    •    ], its Affiliates or its registered assigns (the "Warrantholder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part fully paid and nonassessable shares of Series A Preferred Stock, no par value, of the Company, convertible into [    •    ] shares of Common Stock (the "Shares") at a purchase price (the "Purchase Price") equal to the product of the Exercise Price per Share and the number of Shares into which the Series A Preferred Stock issuable upon exercise is convertible or, in certain circumstances, to acquire from the Company shares of Series B Preferred Stock in accordance with Section 3(B) and Section 14. The number of Shares into which the Series A Preferred Stock issuable upon exercise is convertible and the Exercise Price are subject to adjustment as provided herein, and all references to "Shares," "Common Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

        3.    Exercise of Warrant; Term.    (A) In the event that prior to March 1, 2010, the Stockholder Proposals are not approved by the holders of Common Stock in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act, from and after March 1, 2010, to the extent permitted by applicable laws and regulations, the right to purchase the Series A Preferred Stock and other securities represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time, but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant (the "Expiration Time"), by (i) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Lake Oswego, Oregon (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (ii) payment of the Purchase Price for the Series A Preferred Stock or Series B Preferred Stock thereby purchased at the election of the Warrantholder by having the Company withhold shares of Series A Preferred Stock (or Series B Preferred Stock) issuable upon exercise of the Warrant equal in value to the Purchase Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day immediately prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

        If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of shares of Series A Preferred Stock equal to the difference between the number of shares of Series A Preferred Stock subject to this Warrant and the number of shares of Series A Preferred Stock as to which this Warrant is so exercised.

        (B)  Notwithstanding anything herein to the contrary, in no event shall the Investor be entitled to receive shares of Series A Preferred Stock upon the exercise hereof to the extent (but only to the extent) that such receipt would cause the Investor to own, or be deemed for applicable bank regulatory purposes to own, Voting Securities of the Company in excess of the Ownership Limit. If any delivery of shares of Series A Preferred Stock otherwise deliverable to the Investor pursuant to a valid exercise of this Warrant is not made, in whole or in part, as a result of the foregoing limitations set forth above, the Company shall be obligated to satisfy the remainder of the Investor's exercise of the Warrant in shares of Series B Preferred Stock in accordance with Section 14.

        4.    Issuance of Series A Preferred Stock; Authorization; Listing.    Certificates for Series A Preferred Stock or Series B Preferred Stock, as the case may be, issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Series A Preferred Stock or Series B Preferred Stock issued upon the exercise of this Warrant in accordance with the provisions of Section 3 and all other provisions of this Warrant will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Series A Preferred Stock or Series B Preferred Stock so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Series A Preferred Stock or Series B Preferred Stock, as the case may be, may not be actually delivered on such date. Immediately following approval by stockholders of the increase in the authorized number of shares of Common Stock as provided in the Investment Agreement, the Company will at all times thereafter reserve and keep available, in the case of Common Stock, out of its authorized but unissued Common Stock, and, in the case of the Series A Preferred Stock or the Series B Preferred Stock, out of its authorized but unissued preferred stock, solely for the purpose of providing for the exercise of this Warrant and the conversion of Series A Preferred Stock or Series B Preferred Stock, the aggregate number of shares of Series A Preferred Stock or Series B Preferred Stock (and the aggregate number of shares of Common Stock into which such shares of Series A Preferred Stock and Series B Preferred Stock are convertible), as the case may be, then issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the securities issuable upon exercise of this Warrant, including, but not limited to the shares of Series A Preferred Stock or Series B Preferred Stock issuable pursuant to Section 13 of this Warrant subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such Shares and other securities after issuance. The Company will use commercially reasonable efforts to ensure that the Series A Preferred Stock and the Series B Preferred Stock may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Series A Preferred Stock or Series B Preferred Stock, as the case may be, are listed or traded.

        5.    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon any exercise of this Warrant. In lieu of any fractional share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Series A Preferred Stock or Series B Preferred Stock less the Exercise Price for the shares of Common Stock into which such fractional share could be converted. For purposes of this Section 5, the "Market Price" of any Series A Preferred Stock or Series B Preferred Stock withheld upon exercise of this Warrant shall be deemed to be the Market Price of the number of shares of Common Stock into which one share of such Series A Preferred Stock or Series B Preferred Stock could be converted if such Series A Preferred Stock or Series B Preferred Stock were then convertible.

        6.    No Rights as Shareholders; Transfer Books.    This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

        7.    Charges, Taxes and Expenses.    Issuance of certificates for Series A Preferred Stock or Series B Preferred Stock to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

        8.    Transfer/Assignment.

        (A)  Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

        (B)  The Warrantholder shall not be entitled to directly or indirectly sell, transfer, make any short sale of, loan, grant any option for the purchase of or interest in or otherwise dispose of ("Transfer") this Warrant or any rights hereunder in whole or in part prior to the first anniversary of the date of original issuance, except that such restrictions on Transfer shall cease to apply earlier (1) upon a Preliminary Control Event or a Change of Control or (2) on March 1, 2010 in the event the Stockholder Proposals shall not have been approved prior thereto in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act; provided, however, that any such Transfer made after the first anniversary of the date of the original issuance must be made to a third party in a Widely Dispersed Offering.

        (C)  Notwithstanding the restrictions on transfer set forth in clause (B) of this Section 8, this Warrant may be transferred (1) by the Investor to any controlled Affiliate of the Investor, (2) by any Warrantholder to the Company and (3) by any Warrantholder to any Person with the written consent of the Company, in each case subject to applicable laws and regulations.

        9.    Exchange and Registry of Warrant.    This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Series A Preferred Stock and other securities. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

        10.    Loss, Theft, Destruction or Mutilation of Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Series A Preferred Stock and other securities as provided for in such lost, stolen, destroyed or mutilated Warrant.

        11.    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

        12.    Rule 144 Information.    The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the "SEC") thereunder (or, if the Company is not required to file such reports under the Securities Act or the Exchange Act, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

        13.    Adjustments and Other Rights.    The Exercise Price and the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one sub-section of this Section 13 so as to result in duplication; provided, further, that, notwithstanding any provision of this Warrant to the contrary, any adjustment shall be made to the extent (and only to the extent) that such adjustment would not cause or result in any Warrantholder and its Affiliates, collectively, being in violation of the Ownership Limit (excluding for purposes of this calculation any reduction in the percentage of Voting Securities or other capital stock of the Company such Warrantholder and its Affiliates so owns, controls or has the power to vote resulting from transfers by the Investor and its Affiliates of Securities purchased by the Investor pursuant to the Investment Agreement) or any other applicable law, regulation or rule of any governmental authority or self-regulatory organization. Any adjustment (or portion thereof) prohibited pursuant to the foregoing proviso shall, at the option of the Warrantholder, (i) be postponed and implemented on the first date on which such implementation would not result in the condition described in such proviso or (ii) be effected through the right to exercise the Warrant for Series B Preferred Stock to the extent it would otherwise have been exercisable for Series A Preferred Stock in excess of the adjusted amount, mutatis mutandis.

        (A)    Common Stock Issued at Less Than the Applicable Price.    (i) If the Company issues or sells, or agrees to issue or sell, any Common Stock or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock), other than Excluded Stock, for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock (or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock)) so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale (including the number of shares of Common Stock into which such other securities are convertible or for which such other securities are exchangeable or exercisable). In such event, the number of shares of Common Stock into which the Series A Preferred Stock and Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase in the Exercise Price or reduction in the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be made pursuant to this sub-clause (i) of this Section 13(A).

        (ii)   For the purposes of any adjustment of the Exercise Price and the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:

          (1)   In the case of the issuance or sale of equity or equity-linked securities for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (2)   In the case of the issuance or sale of equity or equity-linked securities (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (3)   In the case of the issuance of (i) options, warrants or other rights to purchase or acquire equity or equity-linked securities (whether or not at the time exercisable) or (ii) securities by their terms convertible into or exchangeable for equity or equity-linked securities (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

            (a)   The aggregate maximum number of shares of securities deliverable upon exercise of such options, warrants or other rights to purchase or acquire equity or equity-linked securities shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the equity or equity-linked securities covered thereby.

            (b)   The aggregate maximum number of shares of equity or equity-linked securities deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

            (c)   On any change in the number of shares of equity or equity-linked securities deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

            (d)   If the Exercise Price and the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

        (B)    Stock Splits, Subdivisions, Reclassifications or Combinations.    If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date and the Series A Preferred Stock and the Series B Preferred Stock issuable upon such exercise had been converted to Common Stock immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant determined pursuant to the immediately preceding sentence.

        (C)    Other Distributions.    Except with respect to a Permitted Rights Offering, in case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock other than shares referred to in Section 13(A)(i), (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets or cash (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in connection with the adoption of a shareholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the Fair Market Value of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock into which the Series A Preferred Stock and Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock that would then be issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant if such record date had not been fixed.

        (D)    Certain Repurchases of Common Stock.    In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

        (E)    Business Combinations.    In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares (assuming, for these purposes, that the Stockholder Proposals shall have been approved) issued or issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant after the date of such Business Combination or reclassification shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock into which the Series A Preferred Stock and Series B Preferred Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant immediately prior to the consummation of such Business Combination or reclassification would have been entitled upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

        (F)    Rounding of Calculations; Minimum Adjustments.    All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

        (G)    Timing of Issuance of Additional Common Stock Upon Certain Adjustments.    In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Series A Preferred Stock and Series B Preferred Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Series A Preferred Stock and Series B Preferred Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Series A Preferred Stock or Series B Preferred Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

        (H)    Adjustment for Unspecified Actions.    If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price and/or the number of Shares into which the Series A Preferred Stock or Series B Preferred Stock received upon exercise of the Warrant are to be convertible pursuant to Section 2 of this Warrant shall be adjusted for the Warrantholder's benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Warrantholder shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

        (I)    Statement Regarding Adjustments.    Whenever the Exercise Price or the number of Shares into which the Series A Preferred Stock or Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which the Series A Preferred Stock or Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company's records.

        (J)    Notice of Adjustment Event.    In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which the Series A Preferred Stock and Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the

Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

        (K)    No Impairment.    The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

        (L)    Proceedings Prior to Any Action Requiring Adjustment.    As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, NASDAQ Stock Market or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon conversion or exercise of this Warrant pursuant to this Section 13.

        (M)    Adjustment Rules.    Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

        14.    Exercise for Series B Preferred Stock.    To the extent provided herein, the Warrantholder may exercise all or any part of this Warrant for a number of shares of Series B Preferred Stock equal to the number of shares of Series A Preferred Stock it would otherwise be entitled to receive in accordance with Section 3; provided that the Company shall pay cash to the Warrantholder in lieu of any fractional shares of Series B Preferred Stock. The Company will at all times reserve and keep available, out of its authorized preferred stock, a sufficient number of shares of preferred stock for the purpose of providing for the exchange of this Warrant for shares of Series B Preferred Stock. It is understood and agreed that, in lieu of delivering shares of Series B Preferred Stock pursuant to this Section 14, the Company may deliver depositary shares for shares of a new series of preferred stock having rights, preferences and privileges identical to the Series B Preferred Stock, as the case may be.

        15.    Termination.    In the event that the Stockholder Proposals are approved in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act, this Warrant shall terminate and become void.

        16.    Contest and Appraisal Rights.    Upon each determination of Market Price or Fair Market Value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or Fair Market Value, and the method and basis of determination thereof, as the case may be. If a majority in interest of the holders of Class B Warrants) shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company's notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 16. In the event that a determination of Market Price, or Fair Market Value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company's expense, to a NASDAQ Stock Market member firm selected by the Company and acceptable to a majority in interest of the holders of the Class B Warrants, whose determination of Market Price or Fair Market Value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

        17.    Governing Law.    This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

        18.    Attorneys' Fees.    In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

        19.    Amendments.    This Warrant may be amended and the observance of any term of this Warrant may be waived only, in the case of an amendment, with the written consent of the Company and the Warrantholder, or in the case of a waiver, by the party against whom the waiver is to be effective.

        20.    Notices.    All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

  If to the Company, to:

  West Coast Bancorp
  5335 Meadows Road, Suite 201
  Lake Oswego, Oregon 97035
  Attn: Richard Rasmussen, General Counsel
  Facsimile: (503) 684-0781

  with copies to (which copy alone shall not constitute notice):

  Wachtell, Lipton, Rosen & Katz
  51 West 52nd Street
  New York, New York 10019-6150
  Attn: Craig M. Wasserman
           Richard K. Kim
           Matthew M. Guest
  Facsimile: (212) 403-2000

        21.    Prohibited Actions.    The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares Series A Preferred Stock or Series B Preferred Stock issuable upon exercise of this Warrant, as the case may be, together with the number of shares of Series A Preferred Stock or Series B Preferred Stock, in each case, then outstanding and the number of shares of Series A Preferred Stock or Series B Preferred Stock, in each case, then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Series A Preferred Stock or Series B Preferred Stock, in each case, then authorized by its certificate of incorporation and available for reservation for the issuance of Series A Preferred Stock or Series B Preferred Stock, in each case, issuable pursuant hereto. The Company further agrees that it will not take any action which would entitle the

Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable upon conversion of Series A Preferred Stock or Series B Preferred Stock issuable upon exercise of this Warrant, together with the number of shares of Common Stock then outstanding and the number of shares of Common Stock then issuable upon the exercise of all outstanding Series A Preferred Stock and Series B Preferred Stock, options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation and available for reservation for the issuance of shares of Common Stock issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock issuable pursuant hereto.

        22.    Entire Agreement.    This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer as of the date first herein above written.

WEST COAST BANCORP
By:
Name: Title:

Acknowledged and Agreed:

[    •    ]

By:
Name: Title:

[Signature Page to Warrant]

[Form Of Notice Of Exercise]

Date:

TO:
West Coast Bancorp

RE:
Election to Subscribe for and Purchase Series A Preferred Stock

        The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Series A Preferred Stock set forth below covered by such Warrant. The undersigned hereby agrees to pay the aggregate Exercise Price for such shares of Series A Preferred Stock, in accordance with Section 3 of the Warrant. A new warrant evidencing the remaining shares of Series A Preferred Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Series A Preferred Stock:

Name and Address of Person to be

Issued New Warrant:

Holder:

By:

Name:

Title:

[Form of Notice of Exercise]

Annex F

EXECUTION COPY

CLASS C WARRANT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN AN INVESTMENT AGREEMENT, DATED AS OF OCTOBER 23, 2009, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

CLASS C WARRANT

to purchase

[    •    ]

Shares of

Mandatorily Convertible Cumulative Participating Preferred Stock, Series B

dated as of October 23, 2009

West Coast Bancorp

an Oregon Corporation

Issue Date: October 23, 2009

        1.    Definitions.    Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

        "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

        "Applicable Price" means 95% of the greater of (A) the Market Price per share of outstanding Common Stock on the date on which the Company issues or sells any Common Stock other than Excluded Stock and (B) the Market Price per share of outstanding Common Stock on the first date of the announcement of such issuance or sale.

        "Appraisal Procedure" means a procedure whereby two independent appraisers, one chosen by the Company and one by a majority in interest of the holders of Class C Warrants, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the holders of Class C Warrants requesting such Appraisal Procedure, except that (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company's initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

        "Beneficial Owner" and "Beneficial Ownership" have the meanings given to such terms in Rules 13d-3 and 13d-5 of the Exchange Act.

        "Board" means the Board of Directors of the Company.

        "Board Representative" has the meaning given to it in the Investment Agreement.

        "Business Combination" means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company's stockholders.

        "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

        "Capital Stock" means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

        "Change of Control" means, with respect to the Company, the occurrence of any one of the following events:

        (A)  any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 24.9% or more of the aggregate voting power of the outstanding Voting Securities of the Company and, in connection with or subsequent to such acquisition, the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representative will be treated as an Incumbent Director even if the Person designated to be such Board Representative should change;

        (B)  any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate voting power of the outstanding Voting Securities of the Company; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; and provided, further, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities of the Company, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

        (C)  a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

        (D)  adoption of a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

        "Common Stock" means the Company's common stock, no par value, and (except as used in the definition of Non-Qualifying Transaction) any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

        "Company" means West Coast Bancorp, an Oregon corporation.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

        "Excluded Stock" means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provision of Section 13(A)), (B) shares of Common Stock to be issued to directors, employees or consultants of the Company pursuant to options, restricted stock units or other equity-based awards granted prior to the date of issuance of this Warrant and pursuant to options, restricted stock units or other equity-based awards granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant, (C) shares of Common Stock issued upon conversion of the Series A Preferred Stock, (D) shares of Common Stock issued upon conversion of the Series B Preferred Stock, (E) shares of Common Stock issued upon exercise of any other warrant, with terms substantially similar to the Warrant, issued on the date hereof and (F) shares of Common Stock issued upon exercise of subscription rights in connection with a Permitted Rights Offering.

        "Exercise Price" means $2.00, subject to adjustment from time to time in accordance with Section 13.

        "Expiration Time" has the meaning given to it in Section 3.

        "Fair Market Value" means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting in good faith. If the Warrantholder does not accept the Board's calculation of Fair Market Value and the Warrantholder and the Company are unable to agree on Fair Market Value, the procedures described in Section 14 shall be used to determine Fair Market Value.

        "Group" means a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

        "Incumbent Directors" means individuals who, on the date of the Investment Agreement, constitute the Board.

        "Investment Agreement" means the Investment Agreement, dated as of October 23, 2009, between the Company and the Investor, including all schedules and exhibits thereto.

        "Investor" means [    •    ].

        "Market Price" of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Stock Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Stock Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

        "Non-Qualifying Transaction" means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the capital stock of the surviving corporation resulting from such Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by shares of Common Stock that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Common Stock was converted pursuant to such Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company's Board approved the execution of the initial agreement providing for such Business Combination.

        "Ordinary Cash Dividends" means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

        "Permitted Rights Offering" shall mean an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock not less than $2.00, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights; provided that the Company will use its best efforts to ensure that such rights offering, including exercise of such right, is completed as soon as practicable and in no event later than March 1, 2010.

        "Person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

        "Preliminary Control Event" means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, in each case, that could reasonably be expected to result in a Change of Control upon consummation.

        "Pro Rata Repurchases" means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that "Pro Rata Repurchase" shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The "Effective Date" of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

        "Purchase Price" has the meaning given to it in Section 2.

        "SEC" has the meaning given to it in Section 12.

        "Securities" has the meaning given to it in the recitals of the Investment Agreement.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

        "Series A Preferred Stock" means the Mandatorily Convertible Cumulative Participating Preferred Stock, Series A of the Company.

        "Series B Preferred Stock" means the Mandatorily Convertible Cumulative Participating Preferred Stock, Series B of the Company."

        "Shares" is defined in Section 2.

        "Stockholder Proposals" has the meaning given to it in the Investment Agreement.

        "Subsidiary" of a Person means any corporation, bank, savings bank, association or other Person of which such Person owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

        "Transfer" has the meaning given to it in Section 8(B).

        "Voting Securities" means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

        "Warrantholder" has the meaning given to it in Section 2.

        "Warrant" means this Warrant, issued to the Investor pursuant to the Investment Agreement.

        "Widely Dispersed Offering" means (a) a widespread public distribution, including pursuant to Rule 144 under the Securities Act, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the Investor.

        2.    Number of Shares of Series B Preferred Stock; Exercise Price.    This certifies that, for value received, [    •    ], its Affiliates or its registered assigns (the "Warrantholder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part

fully paid and nonassessable shares of Series B Preferred Stock, no par value, of the Company, convertible into [    •    ] shares of Common Stock (the "Shares") at a purchase price (the "Purchase Price") equal to the product of the Exercise Price per Share and the number of Shares into which the Series B Preferred Stock issuable upon exercise is convertible. The number of Shares into which the Series B Preferred Stock issuable upon exercise is convertible and the Exercise Price are subject to adjustment as provided herein, and all references to "Shares," "Common Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

        3.    Exercise of Warrant; Term.    To the extent permitted by applicable laws and regulations, the right to purchase the Series B Preferred Stock and other securities represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the Company, on the date hereof, but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant (the "Expiration Time"), by (i) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Lake Oswego, Oregon (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (ii) payment of the Purchase Price for the the Series B Preferred Stock thereby purchased at the election of the Warrantholder by having the Company withhold shares of Series B Preferred Stock issuable upon exercise of the Warrant equal in value to the Purchase Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day immediately prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

        If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of shares of Series B Preferred Stock equal to the difference between the number of shares of Series B Preferred Stock subject to this Warrant and the number of shares of Series B Preferred Stock as to which this Warrant is so exercised.

        4.    Issuance of Series B Preferred Stock; Authorization; Listing.    Certificates for Series B Preferred Stock issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Series B Preferred Stock issued upon the exercise of this Warrant in accordance with the provisions of Section 3 and all other provisions of this Warrant will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Series B Preferred Stock so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Series B Preferred Stock may not be actually delivered on such date. Immediately following approval by stockholders of the increase in the authorized number of shares of Common Stock as provided in the Investment Agreement, the Company will at all times thereafter reserve and keep available, in the case of Common Stock, out of its authorized but unissued Common Stock, and, in the case of the Series B Preferred Stock, out of its authorized but unissued preferred stock, solely for the purpose of providing for the exercise of this Warrant and the conversion of Series B Preferred Stock, the aggregate number of shares of Series B Preferred Stock (and the aggregate number of shares of Common Stock into which such shares of Series B Preferred Stock are convertible), then issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the securities issuable upon exercise of this Warrant, including, but not limited to the shares of Series B Preferred Stock issuable pursuant to Section 13 of this Warrant subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such securities after issuance. The Company will use commercially reasonable efforts to ensure that the the Series B Preferred Stock may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Series B Preferred Stock is listed or traded.

        5.    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon any exercise of this Warrant. In lieu of any fractional share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Series B Preferred Stock less the Exercise Price for the shares of Common Stock into which such fractional share could be converted. For purposes of this Section 5, the "Market Price" of any Series B Preferred Stock withheld upon exercise of this Warrant shall be deemed to be the Market Price of the number of shares of Common Stock into which one share of such Series B Preferred Stock could be converted if such Series B Preferred Stock were then convertible.

        6.    No Rights as Shareholders; Transfer Books.    This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

        7.    Charges, Taxes and Expenses.    Issuance of certificates for Series B Preferred Stock to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

        8.    Transfer/Assignment.

        (A)  Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

        (B)  The Warrantholder shall not be entitled to directly or indirectly sell, transfer, make any short sale of, loan, grant any option for the purchase of or interest in or otherwise dispose of ("Transfer") this Warrant or any rights hereunder in whole or in part prior to the first anniversary of the date of original issuance, except that such restrictions on Transfer shall cease to apply earlier (1) upon a Preliminary Control Event or a Change of Control or (2) in the event the Stockholder Proposals shall not have been approved prior thereto in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act prior to March 1, 2010; provided, however, that any such Transfer made in reliance on either of the aforementioned exceptions or any Transfer made after the first anniversary of the date of the original issuance must be made to a third party in a Widely Dispersed Offering.

        (C)  Notwithstanding the restrictions on transfer set forth in clause (B) of this Section 8, this Warrant may be transferred (1) by the Investor to any controlled Affiliate of the Investor, (2) by any Warrantholder to the Company and (3) by any Warrantholder to any Person with the written consent of the Company, in each case subject to applicable laws and regulations.

        9.    Exchange and Registry of Warrant.    This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Series B Preferred Stock. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

        10.    Loss, Theft, Destruction or Mutilation of Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Series B Preferred Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

        11.    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

        12.    Rule 144 Information.    The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the "SEC") thereunder (or, if the Company is not required to file such reports under the Securities Act or the Exchange Act, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

        13.    Adjustments and Other Rights.    The Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one sub-section of this Section 13 so as to result in duplication; provided, further, that, notwithstanding any provision of this Warrant to the contrary, any adjustment shall be made to the extent (and only to the extent) that such adjustment would not cause or result in any Warrantholder and its Affiliates, collectively, being in violation of any applicable law, regulation or rule of any governmental authority or self-regulatory organization. Any adjustment (or portion thereof) prohibited pursuant to the foregoing proviso shall be postponed and implemented on the first date on which such implementation would not result in the condition described in such proviso.

        (A)    Common Stock Issued at Less Than the Applicable Price.    (i) If the Company issues or sells, or agrees to issue or sell, any Common Stock or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock), other than Excluded Stock, for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of

Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock (or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock)) so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale (including the number of shares of Common Stock into which such other securities are convertible or for which such other securities are exchangeable or exercisable). In such event, the number of shares of Common Stock into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase in the Exercise Price or reduction in the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be made pursuant to this sub-clause (i) of this Section 13(A).

        (ii)   For the purposes of any adjustment of the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:

          (1)   In the case of the issuance or sale of equity or equity-linked securities for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (2)   In the case of the issuance or sale of equity or equity-linked securities (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (3)   In the case of the issuance of (i) options, warrants or other rights to purchase or acquire equity or equity-linked securities (whether or not at the time exercisable) or (ii) securities by their terms convertible into or exchangeable for equity or equity-linked securities (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

            (a)   The aggregate maximum number of shares of securities deliverable upon exercise of such options, warrants or other rights to purchase or acquire equity or equity-linked securities shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the equity or equity-linked securities covered thereby.

            (b)   The aggregate maximum number of shares of equity or equity-linked securities deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

            (c)   On any change in the number of shares of equity or equity-linked securities deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

            (d)   If the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

        (B)    Stock Splits, Subdivisions, Reclassifications or Combinations.    If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date and the Series B Preferred Stock issuable upon such exercise had been converted to Common Stock immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant determined pursuant to the immediately preceding sentence.

        (C)    Other Distributions.    Except with respect to a Permitted Rights Offering, in case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock other than shares referred to in Section 13(A)(i), (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets or cash (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in connection with the adoption of a shareholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the Fair Market Value of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares into which the Series B Preferred Stock that would then be issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant if such record date had not been fixed.

        (D)    Certain Repurchases of Common Stock.    In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of Shares into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

        (E)    Business Combinations.    In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares (assuming, for these purposes, that the Stockholder Proposals shall have been approved) issued or issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant after the date of such Business Combination or reclassification shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock into which the Series B Preferred Stock issuable (at the time of such Business Combination or reclassification)

upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant immediately prior to the consummation of such Business Combination or reclassification would have been entitled upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

        (F)    Rounding of Calculations; Minimum Adjustments.    All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

        (G)    Timing of Issuance of Additional Common Stock Upon Certain Adjustments.    In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Series B Preferred Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Series B Preferred Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Series B Preferred Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

        (H)    Adjustment for Unspecified Actions.    If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price and/or the number of Shares into which the Series B Preferred Stock received upon exercise of the Warrant are to be convertible pursuant to Section 2 of this Warrant shall be adjusted for the Warrantholder's benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Warrantholder shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

        (I)    Statement Regarding Adjustments.    Whenever the Exercise Price or the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company's records.

        (J)    Notice of Adjustment Event.    In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

        (K)    No Impairment.    The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

        (L)    Proceedings Prior to Any Action Requiring Adjustment.    As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, NASDAQ Stock Market or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon conversion or exercise of this Warrant pursuant to this Section 13.

        (M)    Adjustment Rules.    Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

        14.    Contest and Appraisal Rights.    Upon each determination of Market Price or Fair Market Value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or Fair Market Value, and the method and basis of determination thereof, as the case may be. If a majority in interest of the holders of Class C Warrants shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company's notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 14. In the event that a determination of Market Price, or Fair Market Value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company's expense, to a NASDAQ Stock Market member firm selected by the Company and acceptable to a majority in interest of the holders of Class C Warrants, whose determination of Market Price or Fair Market Value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

        15.    Governing Law.    This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

        16.    Attorneys' Fees.    In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

        17.    Amendments.    This Warrant may be amended and the observance of any term of this Warrant may be waived only, in the case of an amendment, with the written consent of the Company and the Warrantholder, or in the case of a waiver, by the party against whom the waiver is to be effective.

        18.    Notices.    All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

  If to the Company, to:

  West Coast Bancorp
  5335 Meadows Road, Suite 201
  Lake Oswego, Oregon 97035
  Attn: Richard Rasmussen, General Counsel
  Facsimile: (503) 684-0781

  with copies to (which copy alone shall not constitute notice):

  Wachtell, Lipton, Rosen & Katz
  51 West 52nd Street
  New York, New York 10019-6150
  Attn: Craig M. Wasserman
           Richard K. Kim
           Matthew M. Guest
  Facsimile: (212) 403-2000

        19.    Prohibited Actions.    The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares Series B Preferred Stock issuable upon exercise of this Warrant, together with the number of shares of Series B Preferred Stock then outstanding and the number of shares of Series B Preferred Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Series B Preferred Stock then authorized by its certificate of incorporation and available for reservation for the issuance of Series B Preferred Stock issuable pursuant hereto. The Company further agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable upon conversion of Series B Preferred Stock issuable upon exercise of this Warrant, together with the number of shares of Common Stock then outstanding and the number of shares of Common Stock then issuable upon the exercise of all outstanding Series B Preferred Stock, options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation and available for reservation for the issuance of shares of Common Stock issuable upon conversion of the Series B Preferred Stock issuable pursuant hereto.

        20.    Entire Agreement.    This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer as of the date first herein above written.

WEST COAST BANCORP
By:
Name: Title:

Acknowledged and Agreed:

[    •    ]

By:
Name: Title:

[Signature Page to Warrant]

[Form Of Notice Of Exercise]

Date:

TO:
West Coast Bancorp

RE:
Election to Subscribe for and Purchase Series B Preferred Stock

        The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Series B Preferred Stock set forth below covered by such Warrant. The undersigned hereby agrees to pay the aggregate Exercise Price for such shares of Series B Preferred Stock in accordance with Section 3 of the Warrant. A new warrant evidencing the remaining shares of Series B Preferred Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Series B Preferred Stock:

Name and Address of Person to be

Issued New Warrant:

Holder:

By:

Name:

Title:

[Form of Notice of Exercise]

Annex G

EXECUTION COPY

CLASS D WARRANT

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN AN INVESTMENT AGREEMENT, DATED AS OF October 23, 2009, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

CLASS D WARRANT

to purchase

[    •    ]

Shares of

Mandatorily Convertible Cumulative Participating Preferred Stock, Series B

dated as of October 23, 2009

West Coast Bancorp

an Oregon Corporation

Issue Date: October 23, 2009

        1.    Definitions.    Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

        "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

        "Applicable Price" means 95% of the greater of (A) the Market Price per share of outstanding Common Stock on the date on which the Company issues or sells any Common Stock other than Excluded Stock and (B) the Market Price per share of outstanding Common Stock on the first date of the announcement of such issuance or sale.

        "Appraisal Procedure" means a procedure whereby two independent appraisers, one chosen by the Company and one by a majority in interest of the holders of Class D Warrants, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within fifteen (15) days after the Appraisal Procedure is invoked. If within thirty (30) days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within ten (10) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within thirty (30) days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholder; otherwise, the average of all three determinations shall be binding and conclusive on the Company and the Warrantholder. The costs of conducting any Appraisal Procedure shall be borne by the holders of Class D Warrants requesting such Appraisal Procedure, except that (A) the fees and expenses of the appraiser appointed by the Company and any other costs incurred by the Company shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate by 5% or more from the Company's initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

        "Beneficial Owner" and "Beneficial Ownership" have the meanings given to such terms in Rules 13d-3 and 13d-5 of the Exchange Act.

        "Board" means the Board of Directors of the Company.

        "Board Representative" has the meaning given to it in the Investment Agreement.

        "Business Combination" means a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company's stockholders.

        "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

        "Capital Stock" means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

        "Change of Control" means, with respect to the Company, the occurrence of any one of the following events:

        (A)  any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 24.9% or more of the aggregate voting power of the outstanding Voting Securities of the Company and, in connection with or subsequent to such acquisition, the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date of the Investment Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of clause (C) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Board Representative will be treated as an Incumbent Director even if the Person designated to be such Board Representative should change;

        (B)  any Person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate voting power of the outstanding Voting Securities of the Company; provided, however, that the event described in this clause (B) will not be deemed a Change of Control by virtue of any holdings or acquisitions: (i) by the Company or any of its Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; and provided, further, that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding Voting Securities of the Company, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

        (C)  a Business Combination, to the extent it is not a Non-Qualifying Transaction; or

        (D)  adoption of a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets.

        "Common Stock" means the Company's common stock, no par value, and (except as used in the definition of Non-Qualifying Transaction) any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

        "Company" means West Coast Bancorp, an Oregon corporation.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

        "Excluded Stock" means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to Section 13(B), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provision of Section 13(A)), (B) shares of Common Stock to be issued to directors, employees or consultants of the Company pursuant to options, restricted stock units or other equity-based awards granted prior to the date of issuance of this Warrant and pursuant to options, restricted stock units or other equity-based awards granted after the date of issuance of this Warrant if the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant, (C) shares of Common Stock issued upon conversion of the Series A Preferred Stock, (D) shares of Common Stock issued upon conversion of the Series B Preferred Stock, (E) shares of Common Stock issued upon exercise of any other warrant, with terms substantially similar to the Warrant, issued on the date hereof and (F) shares of Common Stock issued upon exercise of subscription rights in connection with a Permitted Rights Offering.

        "Exercise Price" means $0.50, subject to adjustment from time to time in accordance with Section 13.

        "Expiration Time" has the meaning given to it in Section 3.

        "Fair Market Value" means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting in good faith. If the Warrantholder does not accept the Board's calculation of Fair Market Value and the Warrantholder and the Company are unable to agree on Fair Market Value, the procedures described in Section 15 shall be used to determine Fair Market Value.

        "Group" means a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

        "Incumbent Directors" means individuals who, on the date of the Investment Agreement, constitute the Board.

        "Investment Agreement" means the Investment Agreement, dated as of October 23, 2009, between the Company and the Investor, including all schedules and exhibits thereto.

        "Investor" means [    •    ].

        "Market Price" of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Stock Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Stock Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.

        "Non-Qualifying Transaction" means any Business Combination that satisfies all of the following criteria: (A) more than 50% of the total voting power of the capital stock of the surviving corporation resulting from such Business Combination, or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by shares of Common Stock that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such Common Stock was converted pursuant to such Business Combination) and (B) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent corporation, the surviving corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company's Board approved the execution of the initial agreement providing for such Business Combination.

        "Ordinary Cash Dividends" means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

        "Permitted Rights Offering" shall mean an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock not less than $2.00, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights; provided that the Company will use its best efforts to ensure that such rights offering, including exercise of such right, is completed as soon as practicable and in no event later than March 1, 2010.

        "Person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

        "Preliminary Control Event" means, with respect to the Company, (A) the execution of definitive documentation for a transaction or (B) the recommendation that stockholders tender in response to a tender or exchange offer, in each case, that could reasonably be expected to result in a Change of Control upon consummation.

        "Pro Rata Repurchases" means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that "Pro Rata Repurchase" shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The "Effective Date" of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

        "Purchase Price" has the meaning given to it in Section 2.

        "SEC" has the meaning given to it in Section 12.

        "Securities" has the meaning given to it in the recitals of the Investment Agreement.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

        "Series A Preferred Stock" means the Mandatorily Convertible Cumulative Participating Preferred Stock, Series A of the Company.

        "Series B Preferred Stock" means the Mandatorily Convertible Cumulative Participating Preferred Stock, Series B of the Company."

        "Shares" is defined in Section 2.

        "Stockholder Proposals" has the meaning given to it in the Investment Agreement.

        "Subsidiary" of a Person means any corporation, bank, savings bank, association or other Person of which such Person owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

        "Transfer" has the meaning given to it in Section 8(B).

        "Voting Securities" means, at any time, shares of any class of capital stock of the Company that are then entitled to vote generally in the election of directors.

        "Warrantholder" has the meaning given to it in Section 2.

        "Warrant" means this Warrant, issued to the Investor pursuant to the Investment Agreement.

        "Widely Dispersed Offering" means (a) a widespread public distribution, including pursuant to Rule 144 under the Securities Act, (b) a transfer in which no transferee (or group of associated transferees) would receive more than 2% of any class of Voting Securities of the Company or (c) a transfer to a transferee that would control more than 50% of the Voting Securities of the Company without any transfer from the Investor.

        2.    Number of Shares of Series B Preferred Stock; Exercise Price.    This certifies that, for value received, [    •    ], its Affiliates or its registered assigns (the "Warrantholder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part fully paid and nonassessable shares of Series B Preferred Stock, no par value, of the Company, convertible into [    •    ] shares of Common Stock (the "Shares") at a purchase price (the "Purchase Price") equal to the product of the Exercise Price per Share and the number of Shares into which the Series B Preferred Stock issuable upon exercise is convertible. The number of Shares into which the Series B Preferred Stock issuable upon exercise is convertible and the Exercise Price are subject to adjustment as provided herein, and all references to "Shares," "Common Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

        3.    Exercise of Warrant; Term.    In the event that prior to March 1, 2010, the Stockholder Proposals are not approved by the holders of Common Stock in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act, from and after March 1, 2010, to the extent permitted by applicable laws and regulations, the right to purchase the Series B Preferred Stock and other securities represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time, but in no event later than 11:59 p.m., New York City time, on the seventh anniversary of the date of issuance of the Warrant (the "Expiration Time"), by (i) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the office of the Company in Lake Oswego, Oregon (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (ii) payment of the Purchase Price for the Series B Preferred Stock thereby purchased at the election of the Warrantholder by having the Company withhold shares of Series B Preferred Stock issuable upon exercise of the Warrant equal in value to the Purchase Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day immediately prior to the date on which this Warrant and the Notice of Exercise are delivered to the Company.

        If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three (3) Business Days, a new warrant in substantially identical form for the purchase of that number of shares of Series B Preferred Stock equal to the difference between the number of shares of Series B Preferred Stock subject to this Warrant and the number of shares of Series B Preferred Stock as to which this Warrant is so exercised.

        4.    Issuance of Series B Preferred Stock; Authorization; Listing.    Certificates for Series B Preferred Stock issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Series B Preferred Stock issued upon the exercise of this Warrant in accordance with the provisions of Section 3 and all other provisions of this Warrant will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Series B Preferred Stock so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Series B Preferred Stock may not be actually delivered on such date. Immediately following approval by stockholders of the increase in the authorized number of shares of Common Stock as provided in the Investment Agreement, the Company will at all times thereafter reserve and keep available, in the case of Common Stock, out of its authorized but unissued Common Stock, and, in the case of the Series B Preferred Stock, out of its authorized but unissued preferred stock, solely for the purpose of providing for the exercise of this Warrant and the conversion of Series B Preferred

Stock, the aggregate number of shares of Series B Preferred Stock (and the aggregate number of shares of Common Stock into which such shares of Series B Preferred Stock are convertible) then issuable upon exercise of this Warrant. The Company will (i) procure, at its sole expense, the listing of the securities issuable upon exercise of this Warrant, including, but not limited to the shares of Series B Preferred Stock issuable pursuant to Section 13 of this Warrant subject to issuance or notice of issuance on all stock exchanges on which the Common Stock are then listed or traded and (ii) maintain the listing of such securities after issuance. The Company will use commercially reasonable efforts to ensure that the Series B Preferred Stock may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Series B Preferred Stock is listed or traded.

        5.    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon any exercise of this Warrant. In lieu of any fractional share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Series B Preferred Stock less the Exercise Price for the shares of Common Stock into which such fractional share could be converted. For purposes of this Section 5, the "Market Price" of any Series B Preferred Stock withheld upon exercise of this Warrant shall be deemed to be the Market Price of the number of shares of Common Stock into which one share of such Series B Preferred Stock could be converted if such Series B Preferred Stock were then convertible.

        6.    No Rights as Shareholders; Transfer Books.    This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

        7.    Charges, Taxes and Expenses.    Issuance of certificates for Series B Preferred Stock to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

        8.    Transfer/Assignment.

        (A)  Subject to compliance with clause (B) of this Section 8, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

        (B)  The Warrantholder shall not be entitled to directly or indirectly sell, transfer, make any short sale of, loan, grant any option for the purchase of or interest in or otherwise dispose of ("Transfer") this Warrant or any rights hereunder in whole or in part prior to the first anniversary of the date of original issuance, except that such restrictions on Transfer shall cease to apply earlier (1) upon a Preliminary Control Event or a Change of Control or (2) on March 1, 2010 in the event the Stockholder Proposals shall not have been approved prior thereto in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act; provided, however, that any such Transfer made after the first anniversary of the date of the original issuance must be made to a third party in a Widely Dispersed Offering.

        (C)  Notwithstanding the restrictions on transfer set forth in clause (B) of this Section 8, this Warrant may be transferred (1) by the Investor to any controlled Affiliate of the Investor, (2) by any Warrantholder to the Company and (3) by any Warrantholder to any Person with the written consent of the Company, in each case subject to applicable laws and regulations.

        9.    Exchange and Registry of Warrant.    This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Series B Preferred Stock. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

        10.    Loss, Theft, Destruction or Mutilation of Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Series B Preferred Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

        11.    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

        12.    Rule 144 Information.    The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the "SEC") thereunder (or, if the Company is not required to file such reports under the Securities Act or the Exchange Act, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

        13.    Adjustments and Other Rights.    The Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one sub-section of this Section 13 so as to result in duplication; provided, further, that, notwithstanding any provision of this Warrant to the contrary, any adjustment shall be made to the extent (and only to the extent) that such adjustment would not cause or result in any Warrantholder and its Affiliates, collectively, being in violation of any applicable law, regulation or rule of any governmental authority or self-regulatory organization. Any adjustment (or portion thereof) prohibited pursuant to the foregoing proviso shall be postponed and implemented on the first date on which such implementation would not result in the condition described in such proviso.

        (A)    Common Stock Issued at Less Than the Applicable Price.    (i) If the Company issues or sells, or agrees to issue or sell, any Common Stock or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock), other than Excluded Stock, for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be (1) the number of shares of

Common Stock outstanding immediately prior to such issuance or sale plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock (or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock)) so issued or sold would purchase at the Applicable Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale (including the number of shares of Common Stock into which such other securities are convertible or for which such other securities are exchangeable or exercisable). In such event, the number of shares of Common Stock into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase in the Exercise Price or reduction in the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be made pursuant to this sub-clause (i) of this Section 13(A).

         (ii)  For the purposes of any adjustment of the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:

          (1)   In the case of the issuance or sale of equity or equity-linked securities for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (2)   In the case of the issuance or sale of equity or equity-linked securities (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (3)   In the case of the issuance of (i) options, warrants or other rights to purchase or acquire equity or equity-linked securities (whether or not at the time exercisable) or (ii) securities by their terms convertible into or exchangeable for equity or equity-linked securities (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

            (a)   The aggregate maximum number of shares of securities deliverable upon exercise of such options, warrants or other rights to purchase or acquire equity or equity-linked securities shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the equity or equity-linked securities covered thereby.

            (b)   The aggregate maximum number of shares of equity or equity-linked securities deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

            (c)   On any change in the number of shares of equity or equity-linked securities deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

            (d)   If the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

        (B)    Stock Splits, Subdivisions, Reclassifications or Combinations.    If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date and the Series B Preferred Stock issuable upon such exercise had been converted to Common Stock immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant determined pursuant to the immediately preceding sentence.

        (C)    Other Distributions.    Except with respect to a Permitted Rights Offering, in case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock other than shares referred to in Section 13(A)(i), (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of assets or cash (excluding Ordinary Cash Dividends, and dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in connection with the adoption of a shareholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the Fair Market Value of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Exercise Price and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares into which the Series B Preferred Stock that would then be issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant if such record date had not been fixed.

        (D)    Certain Repurchases of Common Stock.    In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase. In such event, the number of Shares into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

        (E)    Business Combinations.    In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), any Shares (assuming, for these purposes, that the Stockholder Proposals shall have been approved) issued or issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant after the date of such Business Combination or reclassification shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Common Stock into which the Series B Preferred Stock issuable (at the time of such Business Combination or reclassification)

upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant immediately prior to the consummation of such Business Combination or reclassification would have been entitled upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.

        (F)    Rounding of Calculations; Minimum Adjustments.    All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which the Series B Preferred Stock issuable upon the exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, respectively, or more.

        (G)    Timing of Issuance of Additional Common Stock Upon Certain Adjustments.    In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Series B Preferred Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Series B Preferred Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Series B Preferred Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

        (H)    Adjustment for Unspecified Actions.    If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price and/or the number of Shares into which the Series B Preferred Stock received upon exercise of the Warrant are to be convertible pursuant to Section 2 of this Warrant shall be adjusted for the Warrantholder's benefit, to the extent permitted by law, in such manner, and at such time, as such Board after consultation with the Warrantholder shall reasonably determine to be equitable in the circumstances. Failure of the Board to provide for any such adjustment will be evidence that the Board has determined that it is equitable to make no such adjustments in the circumstances.

        (I)    Statement Regarding Adjustments.    Whenever the Exercise Price or the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company's records.

        (J)    Notice of Adjustment Event.    In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which the Series B Preferred Stock issuable upon exercise of this Warrant are to be convertible pursuant to Section 2 of this Warrant or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(I), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

        (K)    No Impairment.    The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

        (L)    Proceedings Prior to Any Action Requiring Adjustment.    As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, NASDAQ Stock Market or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon conversion or exercise of this Warrant pursuant to this Section 13.

        (M)    Adjustment Rules.    Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

        14.    Termination.    In the event that the Stockholder Proposals are approved in the manner required therefor by NASDAQ's rules, regulations and interpretations and the Oregon Business Corporation Act, this Warrant shall terminate and become void.

        15.    Contest and Appraisal Rights.    Upon each determination of Market Price or Fair Market Value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or Fair Market Value, and the method and basis of determination thereof, as the case may be. If a majority in interest of the holders of Class D Warrants shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company's notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 15. In the event that a determination of Market Price, or Fair Market Value (if such determination solely involves Market Price), is disputed, such dispute shall be submitted, at the Company's expense, to a NASDAQ Stock Market member firm selected by the Company and acceptable to a majority in interest of the holders of Class D Warrants, whose determination of Market Price or Fair Market Value, as the case may be, shall be binding on the Company and the Warrantholder. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

        16.    Governing Law.    This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

        17.    Attorneys' Fees.    In any litigation, arbitration or court proceeding between the Company and the Warrantholder as the holder of this Warrant relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

        18.    Amendments.    This Warrant may be amended and the observance of any term of this Warrant may be waived only, in the case of an amendment, with the written consent of the Company and the Warrantholder, or in the case of a waiver, by the party against whom the waiver is to be effective.

        19.    Notices.    All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (B) one Business Day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (C) five Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Warrantholder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Warrantholder may designate by ten-day advance written notice.

  If to the Company, to:

  West Coast Bancorp
  5335 Meadows Road, Suite 201
  Lake Oswego, Oregon 97035
  Attn: Richard Rasmussen, General Counsel
  Facsimile: (503) 684-0781

  with copies to (which copy alone shall not constitute notice):

  Wachtell, Lipton, Rosen & Katz
  51 West 52nd Street
  New York, New York 10019-6150
  Attn: Craig M. Wasserman
           Richard K. Kim
           Matthew M. Guest
  Facsimile: (212) 403-2000

        20.    Prohibited Actions.    The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares Series B Preferred Stock issuable upon exercise of this Warrant, together with the number of shares of Series B Preferred Stock then outstanding and the number of shares of Series B Preferred Stock then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Series B Preferred Stock then authorized by its certificate of incorporation and available for reservation for the issuance of Series B Preferred Stock issuable pursuant hereto. The Company further agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable upon conversion of Series B Preferred Stock issuable upon exercise of this Warrant, together with the number of shares of Common Stock then outstanding and the number of shares of Common Stock then issuable upon the exercise of all outstanding Series B Preferred Stock, options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its certificate of incorporation and available for reservation for the issuance of shares of Common Stock issuable upon conversion of the Series B Preferred Stock issuable pursuant hereto.

        21.    Entire Agreement.    This Warrant and the forms attached hereto, and the Investment Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer as of the date first herein above written.

WEST COAST BANCORP
By:
Name: Title:

Acknowledged and Agreed:

[    •    ]

By:
Name: Title:

[Signature Page to Warrant]

[Form Of Notice Of Exercise]

Date:

TO:
West Coast Bancorp

RE:
Election to Subscribe for and Purchase Series B Preferred Stock

        The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Series B Preferred Stock set forth below covered by such Warrant. The undersigned hereby agrees to pay the aggregate Exercise Price for such shares of Series B Preferred Stock in accordance with Section 3 of the Warrant. A new warrant evidencing the remaining shares of Series B Preferred Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below. If the new warrant is being transferred, an opinion of counsel is attached hereto with respect to the transfer of such warrant.

Number of Shares of Series B Preferred Stock:

Name and Address of Person to be

Issued New Warrant:

Holder:

By:

Name:

Title:

[Form of Notice of Exercise]

5335 MEADOWS ROAD, SUITE 201 LAKE OSWEGO, OR 97035	INSTRUCTIONS FOR VOTING BY INTERNET, TELEPHONE OR MAIL
West Coast Bancorp encourages you to take advantage of convenient voting methods. Please take this opportunity to use one of the three voting methods below. Voting is easier than ever. Proxies submitted by Internet or telephone must be received no later than 11:59 p.m., Pacific Time, on [•], 2009 ([•], 2009 for participants in the West Coast Bancorp 401(k) Plan).

 VOTE BY INTERNET—[•]
Use the Internet to transmit your voting instructions and for electronic delivery of information no later than 11:59 p.m., Pacific Time, on [•], 2009 ([•], 2009 for participants in the West Coast Bancorp 401(k) Plan). Have your proxy card in hand when you access the web site and follow the instructions.

 VOTE BY TELEPHONE—1-800-[•]-[•].
Use any touch-tone telephone to transmit your voting instructions no later than 11:59 p.m., Pacific Time, on [•], 2009 ([•], 2009 for participants in the West Coast Bancorp 401(k) Plan). Have your proxy card in hand when you call and follow the instructions.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided for that purpose, or return it to West Coast Bancorp, c/o [•]. Proxy cards sent by mail must be received by [•], 2009 (by [•], 2009 for shares held through the West Coast Bancorp 401(k) Plan).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE- PAID ENVELOPE, UNLESS YOU ARE VOTING BY INTERNET OR TELEPHONE

WEST COAST BANCORP

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
THE PROPOSALS BELOW.

		For	Against	Abstain
1.	To approve the amendment to the Restated Articles of Incorporation of West Coast Bancorp to increase the number of authorized shares of common stock to 250,000,000 (and, correspondingly, to increase the total number of authorized shares of all classes of stock from 60,000,000 to 260,000,000).	☐	☐	☐
		For	Against	Abstain
2.	To approve for purposes of NASDAQ Listing Rule 5635 the issuance of shares of our common stock in connection with the conversion of our Mandatorily Convertible Cumulative Participating Preferred Stock, Series A and Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (including the preferred stock issuable upon exercise of the warrants) into our common stock.	☐	☐	☐
		For	Against	Abstain
3.	To approve the adjournment of the Special Meeting, including, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to adopt the foregoing proposals.	☐	☐	☐

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

To change the address on your account, please check this box and indicate your new address in the space provided on the reverse side. Changes in the registered name(s) on the account may not be submitted via this method. ☐

Please sign exactly as your name appears above. Joint owners should each sign. Where applicable, indicate your official position or representation capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

REVOCABLE PROXY

Special Meeting of Shareholders
[    •    ], 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of West Coast Bancorp (the "Corporation") hereby appoints Robert D. Sznewajs and Richard R. Rasmussen, or any of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Special Meeting of Shareholders to be held at [    •    ], Pacific Time, on [    •    ], 2009, at [    •    ], and at any adjournments of the meeting, for the following purposes. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

        This proxy will be voted as directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted "FOR" the amendment of the Corporation's Restated Articles of Incorporation to increase the number of authorized shares of common stock to 250,000,000 (and, correspondingly, to increase the total number of authorized shares of all classes of stock from 60,000,000 to 260,000,000) (Proposal 1), "FOR" the approval of the issuance of shares of common stock for purposes of NASDAQ Listing Rule 5635 in connection with the conversion of the Corporation's Mandatorily Convertible Cumulative Participating Preferred Stock, Series A and Mandatorily Convertible Cumulative Participating Preferred Stock, Series B (including the preferred stock issuable upon exercise of the warrants) into common stock (Proposal 2), and "FOR" the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies (Proposal 3). The undersigned shareholder may revoke this proxy at any time before it is voted by delivering either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to Secretary of the Corporation, by re-voting by Internet or telephone, or by attending the Special Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

Please sign and return the proxy card promptly in the enclosed envelope.

  Address Changes:

(If you noted any address changes above, please mark corresponding box on the reverse side.)

(Continued and to be signed and dated on the reverse side)